                                                     REGISTRATION NOS. 333-71677
                                                                       811- 6217
                                                     FISCAL YEAR END DECEMBER 31
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-6
                             REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933 [X]
                             OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                        PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 5

                            ------------------------

                            MONY VARIABLE ACCOUNT L
                             (EXACT NAME OF TRUST)

                          MONY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                            ------------------------

                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                             FREDERICK C. TEDESCHI
                 VICE PRESIDENT AND CHIEF COUNSEL -- OPERATIONS
                          MONY LIFE INSURANCE COMPANY
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

    It is proposed that this filing will become effective on January 1, 2001 pursuant to Rule 485(b).

                            ------------------------

STATEMENT PURSUANT TO RULE 24f-2

    The Registrant registers an indefinite number or amount of its variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for Registrant's fiscal year ending December 31, 1999 was filed March 29, 2000.

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                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

ITEM NO. OF
FORM N-8B-2                      CAPTION IN PROSPECTUS
-----------                      ---------------------
1.....        Cover Page
2.....        Cover Page
3.....        Not Applicable
4.....        DISTRIBUTION OF THE POLICY
5.....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
6.....        Variable Account L
7.....        Not required
8.....        Not required
9.....        Legal Proceedings
10....        THE POLICY; INFORMATION ABOUT THE COMPANY AND THE VARIABLE
               ACCOUNT; CHARGES AND DEDUCTIONS; OTHER INFORMATION; VOTING
               OF FUND SHARES; MORE ABOUT THE POLICY
11....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE
               FUNDS; PURCHASE OF PORTFOLIO SHARES BY THE VARIABLE ACCOUNT
12....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE
               FUNDS; PURCHASE OF PORTFOLIO SHARES BY THE VARIABLE ACCOUNT
13....        THE POLICY; CHARGES AND DEDUCTIONS; THE FUNDS
14....        THE POLICY
15....        THE POLICY
16....        THE FUNDS; THE POLICY; INFORMATION ABOUT THE COMPANY AND THE
               VARIABLE ACCOUNT
17....        THE POLICY
18....        THE FUNDS; THE POLICY; INFORMATION ABOUT THE COMPANY AND THE
               VARIABLE ACCOUNT
19....        VOTING OF FUND SHARES; MORE ABOUT THE POLICY
20....        Not applicable
21....        THE POLICY
22....        Not applicable
23....        Not applicable
24....        IMPORTANT POLICY TERMS; MORE ABOUT THE POLICY
25....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
26....        Not applicable
27....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
28....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
29....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
30....        Not applicable
31....        Not applicable
32....        Not applicable
33....        Not applicable
34....        Not applicable

ITEM NO. OF
FORM N-8B-2                      CAPTION IN PROSPECTUS
-----------                      ---------------------
35....        MORE ABOUT THE POLICY
36....        Not applicable
37....        Not applicable
38....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; MORE
               ABOUT THE POLICY
39....        MORE ABOUT THE POLICY
40....        Not applicable
41....        MORE ABOUT THE POLICY
42....        Not applicable
43....        Not applicable
44....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE
               POLICY; MORE ABOUT THE POLICY
45....        Not applicable
46....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE
               POLICY; MORE ABOUT THE POLICY
47....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE
               POLICY; MORE ABOUT THE POLICY
48....        Not applicable
49....        Not applicable
50....        INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
51....        Cover Page; INFORMATION ABOUT THE COMPANY AND THE VARIABLE
               ACCOUNT; THE POLICY; MORE ABOUT THE POLICY
52....        OTHER INFORMATION
53....        OTHER INFORMATION
54....        Not applicable
55....        Not applicable
56....        Not required
57....        Not required
58....        Not required
59....        FINANCIAL STATEMENTS

                                     PART I

                     (INFORMATION REQUIRED IN A PROSPECTUS)

                        SUPPLEMENT DATED JANUARY 1, 2001
                                       to

                          PROSPECTUS DATED MAY 1, 2000
                                      for

    Last Survivor Flexible Premium Variable Universal Life Insurance Policy
                          MONY Life Insurance Company
                            MONY Variable Account L

Effective January 1, 2001 this Supplement updates certain information contained in your Prospectus. Please read it and keep it with your prospectus for future reference.

     1. THE DESCRIPTION OF THE MANAGED PORTFOLIO ON PAGE 19 IS AMENDED TO READ AS FOLLOWS:

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PORTFOLIO AND INVESTMENT
  SUB-ADVISER                  INVESTMENT ADVISER FEE          SUB-INVESTMENT ADVISER FEE
--------------------------------------------------------------------------------------------
 MANAGED PORTFOLIO              Annual rate of 0.80% of the     Wellington Management
 Wellington Management          first $400 million, 0.75% of    Company's fee for the assets
 Company, LLP and Sanford C.    the next $400 million and       of the portfolio it manages
 Bernstein & Co., LLC           0.70% in excess of $800         is an annual rate of 0.40%
                                million of the average daily    up to $500 million, 0.35% of
                                net assets                      the next $500 million, 0.30%
                                                                of the next $1 billion and
                                                                0.25% in excess of $2
                                                                billion of the portfolio's
                                                                average daily net assets.
                                                                Sanford C. Bernstein & Co.'s
                                                                fee for the assets of the
                                                                portfolio it manages is an
                                                                annual rate of 0.40% up to
                                                                $10 million, 0.30% from $10
                                                                million to $50 million,
                                                                0.20% from $50 million to
                                                                $100 million, and 0.10% in
                                                                excess of $100 million of
                                                                the portfolio's average
                                                                daily net assets.
--------------------------------------------------------------------------------------------

Form No. 14431 SL (Supp 1/01/01)                      Registration No. 333-71677

                                   PROSPECTUS
                               Dated May 1, 2000

                    Last Survivor Flexible Premium Variable
                        Universal Life Insurance Policy
                                   Issued By

                          MONY Life Insurance Company
                            MONY Variable Account L

MONY Life Insurance Company (the "Company") issues the last survivor variable universal life insurance policy described in this prospectus. Among the policy's many terms are:

Allocation of Premium and Fund Values:

- You can tell us what to do with your premium payments. You can also tell us what to do with the fund values your policy may create for you resulting from those premium payments.

     - You can tell us to place some or all of them into a separate account. That separate account is called the MONY Variable Account L.

        - If you do, you can also tell us to place your premium payments and fund values into any 20 of the 25 different subaccounts of MONY Variable Account L. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and fund values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes not earning any money on your premium payments and fund values and also that premium payments and fund values may lose some or all of their value.

     - You can also tell us to place some or all of your premium payments and fund values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments will not lose any value. We also guarantee that we will pay not less than 4.5% interest annually. We may pay more than 4.5% if we choose. Premium payments and fund values you place into the Guaranteed Interest Account become part of our assets.

Death Benefit:

- We will pay a death benefit if the last surviving insured dies before reaching age 100 while the Policy is in effect. That death benefit will never be less than the amount specified in the Policy. It may be greater than the amount specified if the policy's cash values increase.

Living Benefits:

- You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.

Charges and Fees:

- The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

                THESE ARE ONLY SOME OF THE TERMS OF THE POLICY.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus comes with prospectuses for the MONY Series Fund, Inc., Enterprise Accumulation Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Janus Aspen Series. You should read these prospectuses carefully and keep them for future reference.

                            MONY Variable Account L
                          MONY Life Insurance Company
                    1740 Broadway, New York, New York 10019
                                 1-800-487-6669

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Summary of the Policy.......................................  1
  Important Policy Terms....................................  1
  Purpose of the Policy.....................................  1
  Policy Premium Payments and Values........................  1
  Charges and Deductions....................................  3
  Fees and Expenses of the Funds............................  3
  The Death Benefit.........................................  7
  Premium Features..........................................  8
  MONY Variable Account L...................................  8
  Allocation Options........................................  8
  Transfer of Fund Value....................................  8
  Policy Loans..............................................  9
  Full Surrender............................................  9
  Partial Surrender.........................................  9
  Right to Return Policy Period.............................  9
  Grace Period and Lapse....................................  9
  Tax Treatment of Increases in Fund Value..................  10
  Tax Treatment of Death Benefit............................  10
  Riders....................................................  10
  Contacting the Company....................................  10
  Understanding the Policy..................................  11
Information About the Company and MONY Variable Account L...  12
  MONY Life Insurance Company...............................  12
  Year 2000 Issue...........................................  12
  MONY Variable Account L...................................  12
The Funds...................................................  18
  MONY Series Fund, Inc.....................................  18
  Enterprise Accumulation Trust.............................  18
  Dreyfus Stock Index Fund..................................  21
  The Dreyfus Socially Responsible Growth Fund, Inc.........  21
  Fidelity Variable Insurance Products Fund.................  21
  Fidelity Variable Insurance Products Fund II..............  21
  Fidelity Variable Insurance Products Fund III.............  21
  Janus Aspen Series........................................  22
  Purchase of Portfolio Shares by MONY Variable Account L...  22
Detailed Information About the Policy.......................  24
  Application for a Policy..................................  24
  Right to Examine a Policy -- Right to Return Policy
     Period.................................................  26
  Premiums..................................................  26
  Allocation of Net Premiums................................  28
  Death Benefits under the Policy...........................  28
  Death Benefit Options.....................................  28
  Changes in the Specified Amount...........................  31
  Other Optional Insurance Benefits.........................  32
  Option to Split Policy....................................  32
  Benefits at Maturity......................................  33
  Policy Values.............................................  33
  Determination of Fund Value...............................  33
  Calculating Unit Values for Each Subaccount...............  34
  Determining Fund Value....................................  35
  Transfer of Fund Value....................................  36
  Right to Exchange Policy..................................  36
  Option to Obtain Paid-Up Insurance........................  36
  Policy Loans..............................................  37

                                                              PAGE
                                                              ----
  Full Surrender............................................  38
  Partial Surrender.........................................  38
  Grace Period and Lapse....................................  39
Charges and Deductions......................................  41
  Deductions from Premiums..................................  42
  Daily Deduction from MONY Variable Account L..............  42
  Monthly Deductions from Fund Value........................  43
  Surrender Charge..........................................  44
  Corporate Purchasers......................................  44
  Transaction and Other Charges.............................  45
  Guarantee of Certain Charges..............................  45
Other Information...........................................  45
  Federal Income Tax Considerations.........................  45
  Charge for Company Income Taxes...........................  49
  Voting of Fund Shares.....................................  50
  Disregard of Voting Instructions..........................  50
  Report to Policy Owners...................................  51
  Substitution of Investments and Right to Change
     Operations.............................................  51
  Changes to Comply with Law................................  52
Performance Information.....................................  52
The Guaranteed Interest Account.............................  53
  General Description.......................................  53
  Death Benefit.............................................  53
  Policy Charges............................................  54
  Transfers.................................................  54
  Surrenders and Policy Loans...............................  54
More About the Policy.......................................  55
  Ownership.................................................  55
  Beneficiary...............................................  55
  Notification and Claims Procedures........................  55
  Payments..................................................  56
  Payment Plan/Settlement Provisions........................  56
  Payment in Case of Suicide................................  56
  Assignment................................................  56
  Errors on the Application.................................  57
  Incontestability..........................................  57
  Policy Illustrations......................................  57
  Distribution of the Policy................................  57
More About the Company......................................  58
  Management................................................  58
  State Regulation..........................................  60
  Telephone Transfer Privileges.............................  60
  Legal Proceedings.........................................  61
  Legal Matters.............................................  61
  Registration Statement....................................  61
  Independent Accountants...................................  61
  Financial Statements......................................  61
Index to Financial Statements...............................  F-1
Appendix A..................................................  A-1
Appendix B..................................................  B-1
Appendix C..................................................  C-1
Appendix D..................................................  D-1

                             SUMMARY OF THE POLICY

     This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus, will describe the part of the policy involving MONY Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. BEFORE PURCHASING A POLICY, WE URGE YOU TO READ THE ENTIRE PROSPECTUS CAREFULLY.

IMPORTANT POLICY TERMS

     We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

     Outstanding Debt -- The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

     Loan Account -- An account to which amounts are transferred from the subaccounts of MONY Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 4.5%. The Loan Account is part of the Company's General Account.

     Fund Value -- The sum of the amounts under the policy held in each subaccount of MONY Variable Account L and the Guaranteed Interest Account and the loan account.

     Cash Value -- The Fund Value of the policy less any surrender charge and any Outstanding Debt.

     Minimum Monthly Premium -- The amount the Company determines is necessary to keep the policy in effect for the first three policy years, regardless of Cash Values.

     Guaranteed Interest Account -- This account is part of the general account of MONY Life Insurance Company (the "Company"). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 4.5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account," page 50.)

     Specified Amount -- The death benefit requested by the policy owner.

     Business Day -- Each day that the New York Stock Exchange is open for trading.

PURPOSE OF THE POLICY

     The policy offers insurance protection on the lives of the insureds. If either or both insureds are alive on the anniversary of the policy date when the younger insured is (or would have been) age 100, a maturity benefit will be paid instead of a death benefit. The policy provides a benefit equal to your choice of (a) its Specified Amount (under Option 1) or (b) its Specified Amount plus the Fund Value (under Option 2). The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit to grow based on investment results. In addition, you, as the owner of the policy, choose the amount and frequency of premium payments, within certain limits.

POLICY PREMIUM PAYMENTS AND VALUES

     The premium payments you make for the policy are received by the Company. From those premium payments the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a sales charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

     You may allocate net premium payments among the various subaccounts of MONY Variable Account L and/or the Guaranteed Interest Account. As the owner of the policy, you may give the right to allocate net premium payments to someone else.

     The net premium payments you allocate among the various subaccounts of MONY Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you chose. Except in certain circumstances described later (see "Death Benefits under the Policy" at page 31), the death benefit will never decrease below the Specified Amount of your policy.

     Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 4.5%.

     The value of the net premium payments you allocate to MONY Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY Variable Account L may be worth more or less while the policy remains in effect.

     If you cancel the policy and return it to the Company during the Right to Return Period, your premium payments will be returned by the Company. After the Right to Return Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first ten years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from the amount it will pay you. The Fund Value minus surrender charges and minus the amount of debt outstanding from loans you have received is called the Cash Value of the policy.

     Charges and fees such as the cost of insurance, administrative charges and mortality and expense risk charges are imposed by the policy. These charges and fees are deducted by the Company from the policy's Fund Value and are described in further detail below.

     The policy remains in effect until the earliest of:

     - A grace period expires without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt;

     - One or both insureds are alive on the date on which the younger insured would have been age 100;

     - Death of the last surviving insured; and

     - Full surrender of the policy.

     Generally, the policy remains in effect only as long as the Cash Value is sufficient to pay all monthly deductions. However, during the first three years the policy is in effect, the Company will determine an amount which if paid monthly during those first three policy years will keep the policy and all rider coverages in effect for the first three policy years even if the Cash Value of the policy is zero. This amount is called the Minimum Monthly Premium. If you increase the Specified Amount during the first three policy years, you must pay the increased Minimum Monthly Premium for the remainder of the first three policy years.

CHARGES AND DEDUCTIONS

     The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. Additional details can be found on pages 45-49.

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                                   DEDUCTIONS FROM PREMIUMS
-----------------------------------------------------------------------------------------------
     Sales Charge -- Varies based on the policy     First 10 policy years -- 6% of premiums
     year in effect. It is a % of premium paid      paid up to target premium and 3% of premium
                                                    paid in excess of target premium.
                                                    Years 11 and later -- 3% of all premiums.
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 0.8%
                                                    Federal -- 1.5%
-----------------------------------------------------------------------------------------------

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                         DAILY DEDUCTION FROM MONY VARIABLE ACCOUNT L
----------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge -- Maximum    .35% of subaccount value (0.000959% daily)
     Annual Rate
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                       MONTHLY DEDUCTIONS FROM FUND VALUE
----------------------------------------------------------------------------------------------
     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------

     Administrative Charge -- Monthly              $7.50
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     Monthly per $1,000 Specified Amount Charge    See Appendix B. This charge applies for the
     Based on issue age of the younger insured,    first 10 policy years (or for 10 years from
     Specified Amount, and smoking Status          the date of any increase in Specified
                                                   Amount)
----------------------------------------------------------------------------------------------
     Optional Insurance Benefits Charge            As applicable.
     Monthly Deduction for any other optional
     insurance Benefits added by rider
----------------------------------------------------------------------------------------------

     Transaction and Other Charges
     - Partial Surrender Fee                       $10

     - Transfer of Fund Value                      $25 maximum per transfer over 12(1)
     (at Company's Option)
----------------------------------------------------------------------------------------------

     Surrender Charge                              See discussion of Surrender Charge on page
     Grades from 100% to 0 over 11 years based       for grading schedule.
     on a schedule. Factors per $1,000 of
     Specified Amount vary based on issue age,
     gender, and underwriting class
----------------------------------------------------------------------------------------------

    (1) Currently no charge on any transfers.

     MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. Each portfolio also incurs expenses in its operation. These fees and expenses are also shown in the table below.

FEES AND EXPENSES OF THE FUNDS

     The Funds and each of their portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The advisory fees are summarized at pages 20-25. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.

     Information contained in the following table was provided by the respective Funds and has not been independently verified by us.

                          ANNUAL EXPENSES FOR THE YEAR
                            ENDED DECEMBER 31, 1999

                                                                       DISTRIBUTION AND
        FUND/PORTFOLIO            MANAGEMENT FEES   OTHER EXPENSES   SERVICE (12-b-1) FEE    TOTAL EXPENSES
        --------------            ---------------   --------------   --------------------    --------------
MONY SERIES FUND, INC.
Intermediate Term Bond
  Portfolio....................        0.50%             0.07%                 N/A               0.57%
Long Term Bond Portfolio.......        0.50%             0.05%                 N/A               0.55%
Government Securities
  Portfolio....................        0.50%             0.08%                 N/A               0.58%(1)
Money Market Portfolio.........        0.40%             0.04%                 N/A               0.44%
ENTERPRISE ACCUMULATION TRUST
Equity Portfolio...............        0.78%             0.04%                 N/A               0.82%
Small Company Value
  Portfolio....................        0.80%             0.04%                 N/A               0.84%
Managed Portfolio..............        0.72%             0.04%                 N/A               0.76%
International Growth
  Portfolio....................        0.85%             0.16%                 N/A               1.01%
High Yield Bond Portfolio......        0.60%             0.09%                 N/A               0.69%
Small Company Growth
  Portfolio....................        1.00%             0.40%                 N/A               1.40%(2)
Equity Income Portfolio........        0.75%             0.30%                 N/A               1.05%(2)
Capital Appreciation
  Portfolio....................        0.75%             0.41%                 N/A               1.16%
Growth and Income Portfolio....        0.75%             0.19%                 N/A               0.94%
Growth Portfolio...............        0.75%             0.09%                 N/A               0.84%
Multi-Cap Growth Portfolio.....        1.00%             0.40%                 N/A               1.40%(2)
Balanced Portfolio.............        0.75%             0.20%                 N/A               0.95%(2)
DREYFUS STOCK INDEX FUND.......       0.245%            0.015%                 N/A               0.26%
THE DREYFUS SOCIALLY
  RESPONSIBLE GROWTH FUND,
  INC..........................        0.75%             0.04%                 N/A               0.79%
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND (VIP)
Growth Portfolio...............        0.58%             0.09%               0.10%               0.77%(3)
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND II (VIP II)
Contrafund(R)Portfolio.........        0.58%             0.10%               0.10%               0.78%(3)
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND III (VIP III)
Growth Opportunities
  Portfolio....................        0.58%             0.11%               0.10%               0.79%(3)
JANUS ASPEN SERIES
Aggressive Growth Portfolio....        0.65%             0.02%                 N/A               0.67%(4)
Balanced Portfolio.............        0.65%             0.02%                 N/A               0.67%(4)
Capital Appreciation
  Portfolio....................        0.65%             0.04%                 N/A               0.69%(4)
Worldwide Growth Portfolio.....        0.65%             0.05%                 N/A               0.70%(4)

---------------

    (1) Expenses do not include custodial credits. With custodial credits, expenses would have been 0.57%.

    (2) Enterprise Capital Management, Inc. has contractually agreed to limit expenses on these Portfolios to the amount shown. This contractual limitation is in effect until April 30, 2001. Without the contractual limitation, the total expenses would have been as follows: Small Company Growth -- 1.55%; Equity Income -- 1.20%; Balanced -- 1.89%; and Multi-Cap Growth -- 1.52%.

    (3) Expenses do not include reimbursements. With reimbursements, expenses would have been Growth -- 0.75%; Contrafund -- 0.75%; and Growth Opportunities -- 0.78%.

    (4) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in management fee.

     MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. The investment adviser fees for each portfolio are listed in the table below.

--------------------------------------------------------------------------------

                          FUND INVESTMENT ADVISER FEES
--------------------------------------------------------------------------------

                             MONY SERIES FUND, INC.

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   Government Securities Portfolio               Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   Long Term Bond Portfolio                      Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   Intermediate Term Bond Portfolio              Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   Money Market Portfolio                        Annual rate of 0.40% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   ----------------------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   Equity Portfolio                              Annual rate of 0.80% of the first $400
                                                 million, 0.75% of the next $400 million,
                                                 and 0.70% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   Managed Portfolio                             Annual rate of 0.80% of the first $400
                                                 million, 0.75% of the next $400 million,
                                                 and 0.70% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   Equity Income Portfolio                       Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   Growth and Income Portfolio                   Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   Growth Portfolio                              Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   Capital Appreciation Portfolio                Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   Small Company Growth Portfolio                Annual rate of 1.00% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   Small Company Value Portfolio                 Annual rate of 0.80% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   International Growth Portfolio                Annual rate of 0.85% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   High Yield Bond Portfolio                     Annual rate of 0.60% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   Balanced Portfolio                            Annual rate of 0.75% of the aggregate
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   Multi-Cap Growth Portfolio                    Annual rate of 1.00% of the aggregate
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   DREYFUS STOCK INDEX FUND                      Annual rate of 0.25% of the fund's average
                                                 daily net assets.
   --------------------------------------------------------------------------------------------
   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH       Annual rate of 0.75% of the fund's average
   FUND, INC.                                    daily net assets.
   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS          The fee is calculated by adding a group
   FUND -- Growth Portfolio                      fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   II -- Contrafund(R) Portfolio                 fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.
   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   III -- Growth Opportunities Portfolio         fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.
   --------------------------------------------------------------------------------------------

                               JANUS ASPEN SERIES

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   Aggressive Growth Portfolio                   Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   Balanced Portfolio                            Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   Capital Appreciation Portfolio                Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio                    Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------

THE DEATH BENEFIT

     The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

     Option 1 -- The death benefit equals the greater of:

          (a) The Specified Amount, or

          (b) Fund Value multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

          If you choose Option 1, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

     Option 2 -- The death benefit equals the greater of:

          (a) The Specified Amount of the policy, plus the Fund Value, or

          (b) The Fund Value multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

          If you choose Option 2, favorable investment performance will increase the Fund Value of the policy which in turn increases insurance coverage.

The Fund Value used in these calculations is the value as of the date of the last surviving insured's death.

     You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death Benefits Under the Policy," page 31.

PREMIUM FEATURES

     You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first three policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your situation and needs change.

     When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments. Your policy continues in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

     The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal Income Tax Considerations," page 50.

     The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace Period and Lapse," page 43. If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

MONY VARIABLE ACCOUNT L

     MONY Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY Variable Account L" on page 15.

ALLOCATION OPTIONS

     You may allocate premium payments and Fund Values among 20 of the 25 subaccounts of MONY Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of the MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series (the "Funds"). The subaccounts available to you and the investment objectives of each available subaccount are described in detail beginning on page 16.

TRANSFER OF FUND VALUE

     You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Syracuse Operations Center. See Transfer of Fund Value," page 39.

POLICY LOANS

     You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy Loans," page 40.

     The amount of Outstanding Debt is subtracted from your death benefit. Your Outstanding Debt is repaid from the proceeds of a full surrender. See "Full Surrender," page 42. Outstanding Debt may also affect the continuation of the policy. See "Grace Period and Lapse," page 43. The Company charges interest on policy loans. If you do not pay the interest due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.

FULL SURRENDER

     You can surrender the policy during the lifetime of either or both insureds and receive its Cash Value, which equals (a) Fund Value, minus (b) any surrender charge and minus (c) any Outstanding Debt. See "Full Surrender," page 42.

PARTIAL SURRENDER

     You may request a partial surrender if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject the request and return it to you. A partial surrender will decrease the Specified Amount. See "Partial Surrender," at page 42.

     Partial surrenders must be for at least $500. A partial surrender fee of $10 will be assessed against the remaining Fund Value. There is no surrender charge assessed on a partial surrender.

RIGHT TO RETURN POLICY PERIOD

     You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. During the Right to Return Policy Period, net premiums will be kept in the general account of the Company and will earn interest at an annual rate of 4.5%. See "Right to Examine a Policy -- Right to Return Policy Period", page 29.

GRACE PERIOD AND LAPSE

     Your policy will remain in effect as long as:

          (1) it has a Cash Value greater than zero; or

          (2) during the first three policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (excluding related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium for the period of time the policy has been in effect.

          If you increase the Specified Amount during the first three policy years, the Minimum Monthly Premium will be increased and you must continue paying the Minimum Monthly Premium for the remainder of the first three policy years.

     If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect. It will also tell you the date by which we must receive that amount (this period is called the "grace period").

     You must understand that after the first three policy years, the policy can lapse even if the scheduled premiums are made.

TAX TREATMENT OF INCREASES IN FUND VALUE

     The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal Income Tax Consideration," on page 50.

TAX TREATMENT OF DEATH BENEFIT

     Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the last surviving insured will not be subject to federal income taxes when received by the beneficiary. Also, a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See "Federal Income Tax Considerations," page 50.

RIDERS

     Additional optional insurance benefits may be added to the policy by an addendum called a rider. Currently a Four Year Term Insurance Rider is available.

CONTACTING THE COMPANY

     All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

UNDERSTANDING THE POLICY

     The following chart may help you to understand how the policy works.

                       [HOW THE POLICY WORKS FLOW CHART]

                         INFORMATION ABOUT THE COMPANY
                          AND MONY VARIABLE ACCOUNT L

MONY LIFE INSURANCE COMPANY

     MONY Life Insurance Company issues the policy. In this prospectus MONY Life Insurance Company is called the "Company". The Company is a stock life insurance company organized in the State of New York. The Company is currently licensed to sell life insurance and annuities in all 50 states of the United States, the District of Columbia, the U.S. Virgin Islands, and Puerto Rico.

     The principal office of the Company is located at 1740 Broadway, New York, New York 10019. The Company was founded in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization does not have any material effect on the Company, MONY Variable Account L, or the policies.

     At August 16, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was upgraded to A (Excellent). This rating is based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.

     MONY Securities Corporation, a wholly-owned subsidiary of the Company, is the principal underwriter for the policies.

YEAR 2000 ISSUE

  State of Readiness

     In 1996, the Company on behalf of itself and its affiliates (hereafter collectively referred to as "the Company and its subsidiaries") initiated a formal Year 2000 Project to resolve the Year 2000 issue. The scope of the Project was identified, and funding was established.

     The Company successfully completed its Year 2000 Project (the "Project") to ensure Year 2000 readiness. The Company developed and implemented an enterprise-wide plan to prepare for the Year 2000 issue by ensuring compliance of all applications, operating systems and hardware on mainframe, PC and local area network ("LAN") platforms; ensuring the compliance of voice and data network software and hardware; addressing issues related to non-IT systems in buildings, facilities and equipment which may contain date logic in embedded chips; and addressing the compliance of key vendors and other third parties.

     The total cost of the Project was $2.4 million. The Company does not expect to incur any material future costs on the Project.

     The Company has not experienced any material (or significant) Year 2000 related problems post-December 31, 1999 with its operations or with any external parties with which business is conducted. Based on this experience and the amount of work and testing the Company has previously performed, the Company believes the likelihood of a Year 2000 issue that would have a material effect on the Company's financial position and results of its operations continues to be remote as the Company performs month-end, leap year, quarter-end, and year-end processing. However, there is still the possibility that future Year 2000 related failures in the Company's systems or equipment and/or failure of external parties to achieve Year 2000 compliance could have a material adverse effect on the Company's financial position and results of its operations.

MONY VARIABLE ACCOUNT L

     MONY Variable Account L is a separate investment account of the Company. Presently, only premium payments and fund values of flexible premium variable life insurance policies are permitted to be allocated to MONY Variable Account L. The assets in MONY Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

     The Company owns the assets in MONY Variable Account L. The Company is required to keep assets in MONY Variable Account L that equal the total market value of the policy liabilities funded by MONY Variable Account L. Realized or unrealized income gains or losses of MONY Variable Account L are credited or charged against MONY Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY Variable Account L. MONY Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

     Fund Values of the policy during the Right to Return Period and Fund Values allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY Variable Account L. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY Variable Account L proceeds from various policy charges and investment results applicable to those assets.

     MONY Variable Account L was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY Variable Account L is registered with the SEC as a unit investment trust. The SEC does not supervise the administration or investment practices or policies of MONY Variable Account L.

     MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

     The following table lists the subaccounts of MONY Variable Account L that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased:

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   MONY MONEY MARKET SUBACCOUNT                  Seeks to maximize current income
                                                 consistent with preservation of capital
   This subaccount purchases shares of the       and maintenance of liquidity by investing
   MONY Series Fund, Inc. Money Market           primarily in high quality, short-term
   Portfolio.                                    money market instruments.
   --------------------------------------------------------------------------------------------
   MONY GOVERNMENT SECURITIES SUBACCOUNT         Seeks to maximize income and capital
                                                 appreciation by investing in bonds, notes
   This subaccount purchases shares of the       and other obligations either issued or
   MONY Series Fund, Inc. Government             guaranteed by the U.S. Government, its
   Securities Portfolio.                         agencies or instrumentalities, together
                                                 having a weighted average maturity of
                                                 between 4 to 8 years.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   MONY INTERMEDIATE TERM BOND SUBACCOUNT        Seeks to maximize income and capital
                                                 appreciation over the intermediate term by
   This subaccount purchases shares of the       investing in highly rated fixed income
   MONY Series Fund, Inc. Intermediate Term      securities, issued by a diverse mix of
   Bond Portfolio.                               corporations, the U.S. Government and its
                                                 agencies or instrumentalities, as well as
                                                 mortgage-backed and asset-backed
                                                 securities, together having a
                                                 dollar-weighted average maturity of
                                                 between 4 and 8 years.
   --------------------------------------------------------------------------------------------
   MONY LONG TERM BOND SUBACCOUNT                Seeks to maximize income and capital
                                                 appreciation over the longer term by
   This subaccount purchases shares of the       investing in highly-rated fixed income
   MONY Series Fund, Inc. Long Term Bond         securities, issued by a diverse mix of
   Portfolio.                                    corporations, the U.S. Government and its
                                                 agencies or instrumentalities, as well as
                                                 mortgage-backed and asset-backed
                                                 securities, together having a
                                                 dollar-weighted average maturity of more
                                                 than 8 years.
   --------------------------------------------------------------------------------------------
   ENTERPRISE EQUITY INCOME SUBACCOUNT           Seeks a combination of growth and income.
                                                 Seeks to achieve an above average and
   This subaccount purchases shares of the       consistent total return, primarily from
   Enterprise Accumulation Trust Equity          investments in dividend paying U.S. common
   Income Portfolio.                             stocks.
   --------------------------------------------------------------------------------------------
   ENTERPRISE GROWTH AND INCOME SUBACCOUNT       Seeks total return through capital
                                                 appreciation with income as a secondary
   This subaccount purchases shares of the       consideration by investing in a broadly
   Enterprise Accumulation Trust Growth and      diversified group of U.S. common stocks of
   Income Portfolio.                             large capitalization companies.
   --------------------------------------------------------------------------------------------
   ENTERPRISE GROWTH SUBACCOUNT                  Seeks capital appreciation, primarily from
                                                 investments in U.S. common stocks of large
   This subaccount purchases shares of the       capitalization companies. Pursues goal by
   Enterprise Accumulation Trust Growth          investing in companies with long-term
   Portfolio.                                    earnings potential but which are currently
                                                 selling at a discount to their estimated
                                                 long-term value.
   --------------------------------------------------------------------------------------------
   ENTERPRISE EQUITY SUBACCOUNT                  Seeks long-term capital appreciation by
                                                 investing primarily in U.S. common stock
   This subaccount purchases shares of the       of companies that meet the portfolio
   Enterprise Accumulation Trust Equity          manager's criteria of high return on
   Portfolio.                                    investment capital, strong positions
                                                 within their industries, sound financial
                                                 fundamentals and management committed to
                                                 shareholder interests.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE CAPITAL APPRECIATION SUBACCOUNT    Seeks maximum capital appreciation,
                                                 primarily through investment in common
   This subaccount purchases shares of the       stocks of U.S. companies that demonstrate
   Enterprise Accumulation Trust Capital         accelerating earnings momentum and
   Appreciation Portfolio.                       consistently strong financial
                                                 characteristics.
   --------------------------------------------------------------------------------------------
   ENTERPRISE MANAGED SUBACCOUNT                 Seeks growth of capital over time by
                                                 investing in a portfolio consisting of
   This subaccount purchases shares of the       common stocks, bonds and cash equivalents,
   Enterprise Accumulation Trust Managed         the percentage of which vary over time
   Portfolio.                                    based on the investment manager's
                                                 assessment of economic and market trends
                                                 and its perception of the relative
                                                 investment values available from such
                                                 types of securities at any given time.
   --------------------------------------------------------------------------------------------
   ENTERPRISE SMALL COMPANY GROWTH SUBACCOUNT    Seeks capital appreciation by investing
                                                 primarily in common stocks of small
   This subaccount purchases shares of the       capitalization companies believed by the
   Enterprise Accumulation Trust Small           portfolio manager to have an outlook for
   Company Growth Portfolio.                     strong earnings growth and potential for
                                                 significant capital appreciation.
   --------------------------------------------------------------------------------------------
   ENTERPRISE SMALL COMPANY VALUE SUBACCOUNT     Seeks maximum capital appreciation by
                                                 investing primarily in common stocks of
   This subaccount purchases shares of the       small capitalization companies that the
   Enterprise Accumulation Trust Small           portfolio manager believes are
   Company Value Portfolio.                      undervalued -- that is the stock's market
                                                 price does not fully reflect the company's
                                                 value.
   --------------------------------------------------------------------------------------------
   ENTERPRISE INTERNATIONAL GROWTH SUBACCOUNT    Seeks capital appreciation by investing
                                                 primarily in a diversified portfolio of
   This subaccount purchases shares of the       non-United States equity securities that
   Enterprise Accumulation Trust                 the portfolio manager believes are
   International Growth Portfolio.               undervalued.
   --------------------------------------------------------------------------------------------
   ENTERPRISE HIGH YIELD BOND SUBACCOUNT         Seeks maximum current income by primarily
                                                 investing in high yield income-producing
   This subaccount purchases shares of the       U.S. corporate bonds rated B3 or better by
   Enterprise Accumulation Trust High Yield      Moody's Investors Service, Inc., or B- or
   Bond Portfolio.                               better by Standard & Poor's Corporation.
                                                 These lower rated bonds are commonly
                                                 referred to as "Junk Bonds." Bonds of this
                                                 type are considered to be speculative with
                                                 regard to the payment of interest and
                                                 return of principal. Investment in these
                                                 types of securities has special risks and
                                                 therefore, may not be suitable for all
                                                 investors. Investors should carefully
                                                 assess the risks associated with
                                                 allocating premium payments to this
                                                 subaccount.
   ----------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE BALANCED SUBACCOUNT                Seeks long-term total return. Generally,
                                                 between 55% and 75% of its total assets
   This subaccount purchases shares of the       will be invested in equity securities, and
   Enterprise Accumulation Trust Balanced        between 45% and 25% in fixed income
   Portfolio.                                    securities to provide a stable flow of
                                                 income. Allocation will vary based on the
                                                 manager's assessment of the return
                                                 potential of each asset class.
   --------------------------------------------------------------------------------------------
   ENTERPRISE MULTI-CAP GROWTH SUBACCOUNT        Seeks long-term capital appreciation by
                                                 primarily investing in growth stocks.
   This subaccount purchases shares of the       Companies will tend to fall into one of
   Enterprise Accumulation Trust Multi-Cap       two categories: companies that offer goods
   Growth Portfolio.                             or services to a rapidly expanding
                                                 marketplace or companies experiencing a
                                                 major change that is expected to produce
                                                 advantageous results.
   --------------------------------------------------------------------------------------------
   DREYFUS STOCK INDEX SUBACCOUNT                Seeks to match the total return of the
                                                 Standard & Poor's 500 Composite Stock
   This subaccount purchases shares of the       Price Index. Generally invests in all 500
   Dreyfus Stock Index Fund.                     stocks in the S&P 500 in proportion to
                                                 their weighting in the index.
   --------------------------------------------------------------------------------------------
   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH       Seeks to provide capital growth, with
   SUBACCOUNT                                    current income as a secondary goal. Invest
                                                 primarily in common stock of companies
   This subaccount purchases shares of The       that, in the opinion of its management,
   Dreyfus Socially Responsible Growth Fund,     meet traditional investment standards and
   Inc.                                          conduct their business in a manner that
                                                 contributes to the enhancement of the
                                                 quality of life in America.
   --------------------------------------------------------------------------------------------
   FIDELITY GROWTH SUBACCOUNT                    Seeks to achieve capital appreciation by
                                                 investing its assets primarily in common
   This subaccount purchases shares of           stocks that it believes have above-average
   Fidelity Variable Insurance Products Fund     growth potential. Tends to be companies
   (VIP) Growth fund.                            with higher than average price/earnings
                                                 ratios, and with new products,
                                                 technologies, distribution channels or
                                                 other opportunities, or with a strong
                                                 industry or market position. May invest in
                                                 securities of foreign issuers in addition
                                                 to those of domestic issuers.
   --------------------------------------------------------------------------------------------
   FIDELITY CONTRAFUND(R) SUBACCOUNT             Seeks long-term capital appreciation by
                                                 investing mainly in equity securities of
   This subaccount purchases shares of           companies whose value is not fully
   Fidelity Variable Insurance Products Fund     recognized by the public. Typically,
   (VIP II) Contrafund(R) fund.                  includes companies in turnaround
                                                 situations, companies experiencing
                                                 transitory difficulties, and undervalued
                                                 companies. May invest in securities of
                                                 foreign issuers in addition to those of
                                                 domestic issuers.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   FIDELITY GROWTH OPPORTUNITIES                 Seeks to provide capital growth by
   SUBACCOUNT                                    investing primarily in common stocks. May
                                                 also invest in other types of securities,
   This subaccount purchases shares of           including bonds, which may be
   Fidelity Variable Insurance Products Fund     lower-quality debt securities. May invest
   (VIP III) Growth Opportunities fund.          in securities of foreign issuers in
                                                 addition to those of domestic issuers.
   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES AGGRESSIVE GROWTH          Seeks long-term growth of capital by
   SUBACCOUNT                                    investing primarily in common stocks
                                                 selected for their growth potential.
   This subaccount purchases shares of Janus     Normally, it invests at least 50% of its
   Aspen Series Aggressive Growth Portfolio.     equity assets in medium-sized companies
                                                 with market capitalizations falling within
                                                 the range of companies in the S&P MidCap
                                                 400 Index.
   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES BALANCED SUBACCOUNT        Seeks long-term capital growth, consistent
                                                 with preservation of capital and balanced
   This subaccount purchases shares of Janus     by current income. Normally invests 40-60%
   Aspen Series Balanced Portfolio.              of its assets in securities selected
                                                 primarily for their growth potential, and
                                                 40-60% in securities selected primarily
                                                 for their income potential and at least
                                                 25% of its assets in fixed-income
                                                 securities.
   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES CAPITAL APPRECIATION       Seeks long-term growth of capital. It
   SUBACCOUNT                                    pursues its objective by investing
                                                 primarily in common stocks selected for
   This subaccount purchases shares of Janus     their growth potential. The portfolio may
   Aspen Series Capital Appreciation             invest in companies of any size, from
   Portfolio.                                    larger, well-established companies to
                                                 smaller, emerging growth companies.
   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES WORLDWIDE GROWTH           Seeks long-term growth of capital in a
   SUBACCOUNT                                    manner consistent with the preservation of
                                                 capital. It pursues this objective by
   This subaccount purchases shares of Janus     investing primarily in common stocks of
   Aspen Series Worldwide Growth Portfolio.      companies of any size throughout the
                                                 world. Normally invests in issuers from at
                                                 least five different countries, including
                                                 the United States but may at times invest
                                                 in fewer than five countries or even in a
                                                 single country.
   --------------------------------------------------------------------------------------------

     The investment objectives of each portfolio (except the Janus portfolios) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the affected portfolio. For each of the Funds this means the lesser of (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented or (2) more than 50% of the outstanding portfolio shares. The investment objectives of the Janus portfolios purchased by the corresponding subaccounts are non-fundamental and may be changed by the Fund's Trustees without a shareholder vote.

                                   THE FUNDS

     Each available subaccount of MONY Variable Account L will invest only in the shares of the designated portfolio of the Funds. The Funds (except for the Dreyfus Stock Index Fund, Janus Aspen Series Aggressive Growth and Capital Appreciation Portfolios) are diversified, open-end management investment companies. The Dreyfus Stock Index Fund and Janus Aspen Series Aggressive Growth and Capital Appreciation Portfolios are non-diversified, open-end management investment companies. The Funds are registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise the investments or investment policy of the Funds.

MONY SERIES FUND, INC.

     Only shares of four of the seven portfolios of the MONY Series Fund, Inc. can be purchased by a subaccount available to you. Each of the portfolios has different investment objectives and policies. MONY Life Insurance Company of America, a wholly-owned subsidiary of the Company ("MONY America") is a registered investment adviser under the Investment Advisers Act of 1940. MONY America, as investment adviser, currently pays the compensation of the Fund's directors, officers and employees who are affiliated in some way with the Company. The MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as investment adviser, MONY America has entered into a Services Agreement with the Company to provide personnel, equipment, facilities and other services. As the investment adviser to the MONY Series Fund, Inc., MONY America receives a daily investment advisory fee for each portfolio (See chart below). Fees are deducted daily and paid to MONY America monthly.

--------------------------------------------------------------------------------------------
                 PORTFOLIO                                 INVESTMENT ADVISER FEE
--------------------------------------------------------------------------------------------
  GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
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  LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
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  INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
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  MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% of assets in excess of $800 million of
  the Investment Adviser.                       the portfolio's aggregate average daily net
                                                assets.
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ENTERPRISE ACCUMULATION TRUST

     Enterprise Accumulation Trust has a number of portfolios; the shares of some of which can be purchased by subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly owned subsidiary of the Company, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information on the sub-advisers for each portfolio, see the Enterprise Accumulation Trust prospectus included in this Prospectus Portfolio. Enterprise Accumulation Trust pays an investment advisory fee to Enterprise Capital who in turn pays the sub-investment advisers.

Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The daily investment advisory fees and sub-advisory fees for each portfolio are shown in the chart below.

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PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  EQUITY PORTFOLIO                    Annual rate of 0.80% of the     Annual rate of 0.40% up to
                                      first $400 million, 0.75% of    $1 billion, and 0.30% in
  TCW Investment Management, Company  the next $400 million and       excess of $1 billion of the
  is the sub-investment adviser.      0.70% in excess of $800         portfolio's average daily
                                      million of the portfolio's      net assets.
                                      average daily net assets.
------------------------------------------------------------------------------------------------------
  MANAGED PORTFOLIO                   Annual rate of 0.80% of the     OpCap Advisors' fee for the
                                      first $400 million, 0.75% of    assets of the portfolio it
  OpCap Advisors and Sanford C.       the next $400 million and       manages is an annual rate of
  Bernstein & Co., Inc. are the       0.70% in excess of $800         0.40% up to $1 billion,
  co-sub-investment advisers.         million of the portfolio's      0.30% from $1 billion to $2
                                      average daily net assets.       billion, and 0.25% in excess
                                                                      of $2 billion of the
                                                                      portfolio's average daily
                                                                      net assets. Sanford C.
                                                                      Bernstein & Co., Inc.'s fee
                                                                      for the assets of the
                                                                      portfolio it manages is an
                                                                      annual rate of 0.40% up to
                                                                      $10 million, 0.30% from $10
                                                                      million to $50 million,
                                                                      0.20% from $50 million to
                                                                      $100 million, and 0.10% in
                                                                      excess of $100 million of
                                                                      the portfolio's average
                                                                      daily net assets.
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  EQUITY INCOME PORTFOLIO             Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's average daily       first $100 million, 0.25% of
  1740 Advisors, Inc. is the          net assets.                     the next $100 million, and
  sub-investment adviser.                                             0.20% in excess of $200
                                                                      million of the portfolio's
                                                                      average daily net assets.
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  GROWTH AND INCOME PORTFOLIO         Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's average daily       first $100 million, 0.25% of
  Retirement Systems Investors, Inc.  net assets.                     the next $100 million, and
  is the sub-investment adviser.                                      0.20% in excess of $200
                                                                      million of portfolio's
                                                                      average daily net assets.
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  GROWTH PORTFOLIO                    Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's average daily       first $1 billion and 0.20%
  Montag & Caldwell, Inc. is the      net assets.                     in excess of $1 billion of
  sub-investment adviser.                                             the portfolio's average
                                                                      daily net assets.
------------------------------------------------------------------------------------------------------

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PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION PORTFOLIO      Annual rate of 0.75% of the     Annual rate of 0.45% of the
                                      portfolio's average daily       portfolio's average daily
  Marsico Capital Management, LLC is  net assets.                     net assets.
  the sub-investment adviser.
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  SMALL COMPANY GROWTH PORTFOLIO      Annual rate of 1.00% of the     Annual rate of 0.65% of the
                                      portfolio's average daily       first $50 million, 0.55% of
  William D. Witter, Inc. Is the      net assets.                     the next $50 million and
  sub-investment adviser.                                             0.45% in excess of $100
                                                                      million of the portfolio's
                                                                      average daily net assets.
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  SMALL COMPANY VALUE PORTFOLIO       Annual rate of 0.80% of the     Annual rate of 0.40% of the
                                      first $400 million, 0.75% of    first $1 billion and 0.30%
  Gabelli Asset Management Company    the next $400 million and       in excess of $1 billion of
  is the sub-investment adviser.      0.70% in excess of $800         the portfolio's average
                                      million of the portfolio's      daily net assets.
                                      average daily net assets.
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  INTERNATIONAL GROWTH PORTFOLIO      Annual rate of 0.85% of the     Annual rate of 0.40% of the
                                      portfolio's average daily       first $100 million, 0.35% of
  Vontobel USA Inc. is the            net assets.                     $100 million to $200
  sub-investment adviser.                                             million, 0.30% of $200 to
                                                                      $500 million and 0.25% in
                                                                      excess of $500 million of
                                                                      the portfolio's average
                                                                      daily net assets.
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  HIGH YIELD BOND PORTFOLIO           Annual rate of 0.60% of the     Annual rate of 0.30% of the
                                      portfolio's average daily       first $100 million and
  Caywood-Scholl Capital Management   net assets.                     0.245% in excess of $100
  is the sub-investment adviser.                                      million of portfolio's
                                                                      average daily net assets.
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  BALANCED PORTFOLIO                  Annual rate of 0.75% of the     Annual rate of 0.30% up to
                                      average daily net assets.       $100 million, 0.25% of $100
  Montag & Caldwell, Inc. is the                                      million to $200 million and
  sub-investment adviser.                                             0.20% in excess of $200
                                                                      million of the portfolio's
                                                                      average daily net assets.
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  MULTI-CAP GROWTH PORTFOLIO          Annual rate of 1.00% of the     Annual rate of 0.40% of the
                                      average daily net assets.       average daily net assets.
  Fred Alger Management Inc. is the
  sub-investment adviser.
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DREYFUS STOCK INDEX FUND
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The Dreyfus Corporation is the investment adviser of the Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. As described below, The Dreyfus Corporation contracts with sub-investment advisers to assist in managing the portfolios as noted below. Fees are deducted on a monthly basis. The daily investment advisory fees and sub-investment advisory fees for each portfolio are shown in the table below.

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PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  DREYFUS STOCK INDEX FUND            Annual rate of 0.245% of the    Annual rate of 0.095% of the
                                      fund's average daily net        value of the fund's average
  Mellon Equity Associates is the     assets.                         daily net assets.
  sub-investment adviser.
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  THE DREYFUS SOCIALLY RESPONSIBLE    Annual rate of 0.75% of the     Annual rate of 0.10% of the
  GROWTH FUND, INC.                   fund's average daily net        first $32 million, 0.15% in
                                      assets.                         excess of $32 million up to
  NCM Capital Management Group, Inc.                                  $150 million, 0.20% in
  is the sub-investment adviser.                                      excess of $150 million up to
                                                                      $300 million, 0.25% in
                                                                      excess of $300 million of
                                                                      the value of the fund's
                                                                      average daily net assets.
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FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- GROWTH PORTFOLIO -- Service Class FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -- CONTRAFUND(R)
PORTFOLIO -- Service Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III -- GROWTH OPPORTUNITIES PORTFOLIO -- Service Class

     Fidelity Management & Research ("FMR") is each fund's investment manager. As the manager, FMR is responsible for choosing investments for the funds and handling the funds' business affairs. Affiliates assist FMR with foreign investments. The daily investment advisory fee for each portfolio is shown in the table below.

------------------------------------------------------------------------------------------
   PORTFOLIO AND SUB-INVESTMENT ADVISERS                 INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE PRODUCTS         The fee is calculated by adding a group fee
  FUND -- GROWTH PORTFOLIO                     rate to an individual fee rate, dividing by
                                               twelve, and multiplying the result by the
                                               Fund's average net assets throughout the
                                               month. The group fee rate is based on the
                                               average net assets of all the mutual funds
                                               advised by FMR. This group rate cannot rise
                                               above 0.52% for this Fund, and it drops as
                                               total assets under management increase. The
                                               individual fee rate for this Fund is 0.30%
                                               of the Fund's average net assets.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
   PORTFOLIO AND SUB-INVESTMENT ADVISERS                 INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND    The fee is calculated by adding a group fee
  II -- CONTRAFUND(R) PORTFOLIO                rate to an individual fee rate, dividing by
                                               twelve, and multiplying the result by the
  Fidelity Management & Research (U.K.)        Fund's average net assets throughout the
  Inc. and Fidelity Management & Research      month. The group fee rate is based on the
  Far East Inc. are the sub-investment         average net assets of all the mutual funds
  advisers.                                    advised by FMR. This group rate cannot rise
                                               above 0.52% for this Fund, and it drops as
                                               total assets under management increase. The
                                               individual fee rate for this Fund is 0.30%
                                               of the Fund's average net assets.
------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND    The fee is calculated by adding a group fee
  III -- GROWTH OPPORTUNITIES PORTFOLIO        rate to an individual fee rate, dividing by
                                               twelve, and multiplying the result by the
  Fidelity Management & Research (U.K.)        Fund's average net assets throughout the
  Inc. and Fidelity Management & Research      month. The group fee rate is based on the
  Far East Inc. are the sub-investment         average net assets of all the mutual funds
  advisers.                                    advised by FMR. This group rate cannot rise
                                               above 0.52% for this Fund, and it drops as
                                               total assets under management increase. The
                                               individual fee rate for this Fund is 0.30%
                                               of the Fund's average net assets.
------------------------------------------------------------------------------------------

JANUS ASPEN SERIES

     Janus Aspen Series has several portfolios. The shares of four of the portfolios can be purchased by the subaccounts available to you. Janus Capital is the investment adviser to each of the portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the portfolios. The daily investment advisory fee for each portfolio is shown in the table below.

------------------------------------------------------------------------------------------
                 PORTFOLIO                               INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------
  AGGRESSIVE GROWTH PORTFOLIO                  Annual rate of 0.65% of the portfolio's
                                               average daily net assets.
------------------------------------------------------------------------------------------
  BALANCED PORTFOLIO                           Annual rate of 0.65% of the portfolio's
                                               average daily net assets.
------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION PORTFOLIO               Annual rate of 0.65% of the portfolio's
                                               average daily net assets.
------------------------------------------------------------------------------------------
  WORLDWIDE GROWTH PORTFOLIO                   Annual rate of 0.65% of the portfolio's
                                               average daily net assets.
------------------------------------------------------------------------------------------

PURCHASE OF PORTFOLIO SHARES BY MONY VARIABLE ACCOUNT L

     The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

     Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

     The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. A summary of the investment objective of each of the subaccounts available to you is found in the chart beginning on page 16. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.

        THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE
                        READ CAREFULLY BEFORE INVESTING

                     DETAILED INFORMATION ABOUT THE POLICY

     The Fund Value in MONY Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

APPLICATION FOR A POLICY

     The policy design meets the needs of individuals by providing life insurance coverage on two Insureds. A death benefit is payable when the last surviving insured dies while the policy is in effect. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corporation ("MSC"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law and by MSC. A policy can be issued on the lives of two insureds, each of whom is no older than age 85 with evidence of insurability that satisfies the Company. Each insured's age is calculated as of his or her last birthday prior to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

     The minimum Specified Amount you may apply for is $100,000. Subsequent to issue, the minimum Specified Amount is also $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

     Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

  Temporary Insurance Coverage

     If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend on your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See
"Premiums -- Premium Flexibility," page 29.

     Coverage under the Temporary Insurance Agreement ends on the earliest of:

     - the Policy Release Date, if the policy is issued as applied for;

     - the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

     - no later than 90 days from the date the Temporary Insurance Agreement is signed;

     - the 45th day after the form is signed if the insureds have not finished the last required medical exam;

     - 5 days after the Company sends notice to you that it declines to issue any policy; and

     - the date you tell the Company that the policy will be refused.

     If the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused; both insureds die during the period of temporary coverage, the death benefit will be:

          (1) The insurance coverage applied for (including any optional riders) up to $500,000,

              less

          (2) The deductions from premium and the monthly deduction due prior to the date of death of the last surviving insured.

     Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premium (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 4.5 % per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

          (1) The date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

          (2) The date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused;

          (3) The date the Company sends notice to you declining to issue any policy on the insureds.

  Initial Premium Payment

     Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment is specified in your policy and must be paid in full when your policy is delivered. Your policy is effective the later of (1) acceptance and payment of the scheduled premium payment, or (2) the policy date requested in the application. Any premium balance remitted by you earns interest until the Right to Return Policy Period has ended. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 4.5% per year. When the Right to Return Policy Period ends, the premium, plus any interest credited by the Company, is allocated to the subaccounts of MONY Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to Examine a Policy -- Right to Return Policy Period," on page 29.)

  Policy Date

     The Company may approve the backdating of a policy. The policy may backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

  Risk Classification

     Each insured is assigned to an underwriting (risk) class. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

RIGHT TO EXAMINE A POLICY -- RIGHT TO RETURN POLICY PERIOD

     The Right to Return Policy Period runs for 10 days (or longer in certain states) after you receive the policy. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

PREMIUMS

     The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

  Premium Flexibility

     The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

     (1) The policy's Specified Amount,

     (2) Any riders added to the policy, and

     (3) Each insured's

          (a) Age,

          (b) Smoking status,

          (c) Gender (unless unisex cost of insurance rates apply, see "Monthly Deductions from Fund Value -- Cost of Insurance," page 47), and

          (d) Underwriting class.

     The Minimum Monthly Premium will be shown in the policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

     The policy is guaranteed not to lapse during the first three policy years if on each monthly anniversary the conditions previously described in "Summary of the Policy" on page 1 are met. See also "Grace Period and Lapse," page 43.

  Scheduled Premium Payments

     When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments.

     You may elect to make monthly premium payments by electronic funds transfer program. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid in cash before premiums may be paid by electronic funds transfer to the Company. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

     Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace Period and Lapse" in the Summary and on page 43.)

  Choice of Tests for Compliance with IRS Definition of Life Insurance

     When you apply for a policy, you will irrevocably choose which of two tests will be applied to your policy for compliance with the Federal income tax law definition of life insurance. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 50. If the Guideline Premium/Cash Value Corridor Test is chosen, the premium payments that may be made relative to the policy may be limited.

  Modified Endowment Contracts

     The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page 52.

  Unscheduled Premium Payments

     Generally, you may make premium payments at any time and in any amount. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death Benefits Under the Policy," page 31 and "Federal Income Tax Considerations -- Definition of Life Insurance," page 50. However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

     Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be treated as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

  Premium Payments Affect the Continuation of the Policy

     If you skip or stop paying premiums, the policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace Period and Lapse." page 43.

     Your policy is guaranteed to remain in effect as long as:

          (a) The Cash Value is greater than zero, or

          (b) During the first three policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first three policy years the increased minimum Monthly Premium requirements are satisfied for the remainder of the first three policy years.

     Generally, your policy remains in effect so long as your policy has Cash Value. Charges that maintain your policy are deducted monthly from Fund Value. The Cash Value of your policy is affected by,

          (1) the investment experience of any amounts in the subaccounts of MONY Variable Account L,

          (2) the interest earned in the Guaranteed Interest Account, and

          (3) the deduction from Fund Value of the various charges, costs, and expenses imposed by the policy provisions.

     This in turn affects the length of time your policy remains in force without the payment of additional premiums. Therefore, coverage will last as long as the Cash Value of your policy is sufficient to pay these charges. See "Grace Period and Lapse," page 43.

ALLOCATION OF NET PREMIUMS

     Net premiums may currently be allocated to any twenty of the twenty-five available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages and no allocation may be for less than 10% of a net premium. Allocation percentages must sum to 100%.

     You may change the allocation of net premiums at any time by submitting a proper written request to the Company's home office at 1740 Broadway, New York, New York, 10019. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Syracuse Operations Center at 1 MONY Plaza, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone Transfer Privileges," page
64. Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective within seven days from receipt of notification.

     Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 10% limit on allocation percentages does not apply.

DEATH BENEFITS UNDER THE POLICY

     When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

     As long as the policy is in effect, the Company will, upon proof of death of the surviving insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

          (1) The policy's death benefit, plus

          (2) Any insurance proceeds provided by rider, less

          (3) Any Outstanding Debt (and, if in the Grace Period, less any overdue charges).

     If the death benefit proceeds are not paid by the end of 30 days from the date we receive proof of death of the last surviving insured, the Company will pay interest on the proceeds. The interest will be at the rate specified by the state in which the policy is delivered. Interest is payable from the date of death to the date of payment.

DEATH BENEFIT OPTIONS

     You may select one of two death benefit Options: Option 1 or Option 2. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option 2 has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

     Option 1 -- The death benefit equals the greater of:

          (a) The Specified Amount, or

          (b) Fund Value multiplied by a death benefit percentage.

          The death benefit percentages vary according to the age of the younger insured and will be at least equal to the percentage defined in the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 50. The death benefit percentage under the Cash Value Accumulation Test is shown in the policy. The death benefit percentage under the Guideline Premium/Cash Value Corridor Test is 250% for insureds 40 or under, and it declines for older insureds. A table showing these death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

     Option 2 -- The death benefit equals the greater of:

          (a) The Specified Amount of the policy, plus the Fund Value, or

          (b) The Fund Value multiplied by a death benefit percentage.

          The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option 1 and is stated in Appendix A. The death benefit in Option 2 will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

          The Fund Value used in these calculations is the value as of the date of the surviving insured's death.

  Examples of Options 1 and 2

     The following examples demonstrate the determination of death benefits under Options 1 and 2. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that both insureds are age 35, standard class, non-smoker at issue. It is also assumed that the last surviving insured (also the youngest insured) is age 70 when he or she dies and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

                          CASH VALUE ACCUMULATION TEST

                                                             POLICY 1    POLICY 2    POLICY 3
                                                             --------    --------    --------
Specified Amount...........................................  $100,000    $100,000    $100,000
Fund Value on Date of Last Surviving Insured's Death.......  $ 35,000    $ 60,000    $ 90,000
Death Benefit Percentage...................................     183.6%      183.6%      183.6%
Death Benefit under Option 1...............................  $100,000    $110,160    $165,240
Death Benefit under Option 2...............................  $135,000    $160,000    $190,000

Option 1, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 X 183.6% = $64,260).

     Option 1, Policy 2 & 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($60,000 X 183.6% = $110,160 for Policy 2; $90,000 X 183.6% = $165,240 for Policy 3) is greater than the Specified Amount ($100,000).

     Option 2, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value multiplied by the death benefit percentage ($35,000 X 183.6% = $64,260).

     Option 2, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 X 183.6% = $110,160).

     Option 2, Policy 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $90,000 = $190,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($90,000 X 183.6% = $165,240).

                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                                             POLICY 1    POLICY 2    POLICY 3
                                                             --------    --------    --------
Specified Amount...........................................  $100,000    $100,000    $100,000
Fund Value on Date of Last Surviving Insured's Death.......  $ 35,000    $ 60,000    $ 90,000
Death Benefit Percentage...................................       115%        115%        115%
Death Benefit under Option 1...............................  $100,000    $100,000    $103,500
Death Benefit under Option 2...............................  $135,000    $160,000    $190,000

Option 1, Policy 1 & 2: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 X 115% = $40,250 for Policy 1; $60,000 X 115% = $69,000 for Policy 2).

     Option 1, Policy 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($90,000 X 115% = $103,500 for Policy 3) is greater than the Specified Amount ($100,000).

     Option 2, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value multiplied by the death benefit percentage ($35,000 X 115% = $40,250).

     Option 2, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 X 115% = $69,000).

     Option 2, Policy 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $90,000 = $190,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($90,000 X 115% = $103,500).

     The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

  Changes in Death Benefit Option

     You may request that the death benefit option under your policy be changed from Option 1 to Option 2, or Option 2 to Option 1. You may make a change by sending a written request to the Company's administrative office. A change from Option 2 to Option 1 is made without providing evidence of insurability. A change from Option 1 to Option 2 will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

     If you change from Option 1 to Option 2 your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 2 at the amount that would have been payable under Option 1 immediately prior to the change. The total death benefit will not change immediately. The change to Option 2 will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

     If you change from Option 2 to Option 1, the Specified Amount of the policy will be increased by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 1 at the amount that would have been payable under Option 2 immediately prior to the change. The total death benefit will not change immediately. The change to Option 1 will affect the determination of the death benefit from that point on. The death benefit will equal the Specified Amount (or if higher, the Fund Value multiplied by the death benefit percentage). The change to Option 1 will generally reduce the death benefit payable in the future.

     A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Monthly Deductions from Fund Value -- Cost of Insurance," page 47. If the policy's death benefit is not based on the death benefit percentage under Option 1 or 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option 1 to Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age.

CHANGES IN SPECIFIED AMOUNT

     You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the policy is issued. Increases in Specified Amount are not permitted on or after the older insured's age 85. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of change. Changing the Specified Amount could affect the subsequent level of policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

     To increase or decrease the Specified Amount, send a written application to the Company's administrative office. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request.

  Increases

     An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. A request for an increase cannot be made after the policy anniversary on which the older insured attains age 85.

     When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and Deductions," page 45. In addition, the surrender charge associated with your policy will increase. The surrender charge for the increase is computed in a similar way as for the original Specified Amount. The Minimum Monthly Premium will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

     If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) second to each coverage segment in order of the increases.

  Decreases

     Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

          (1) To reduce the coverage segments of Specified Amount associated with the most recent increases, then

          (2) To the next most recent increases successively, and last

          (3) To the original Specified Amount.

     A decrease will not be permitted if the Specified Amount would fall below $100,000.

     The Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

     The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

          (1) Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy, or

          (2) To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your policy.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 50.

OTHER OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. Optional insurance benefits are added when you apply for your policy. These other optional benefits are added to your policy by an addendum called a rider. A charge is deducted monthly from the Fund Value for each optional benefit added to your policy. See "Charges and Deductions," page 45. You can cancel these benefits at any time. Certain restrictions may apply and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your policy's status as a modified endowment contract. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page 52. An insurance agent authorized to sell the policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.

     From time to time we may make available riders other than those listed below. Contact an insurance agent authorized to sell the policy for a complete list of the riders available.

  Four Year Term Insurance Rider

     This benefit provides non-renewable, non-convertible term insurance. The insurance is payable if the second death occurs within the first four policy years. If the policy owner makes any changes to the Specified Amount, the amount of this rider will be adjusted.

OPTION TO SPLIT POLICY

     This benefit provides that the policy may be split into two other individual life insurance policies within the 6 month period following business dissolution (if the insureds are employees of one organization at the time the policy is issued). Evidence of insurability at the time the option is exercised will not be required if as a result of a tax law change, but will be required in all other instances. Certain conditions, as described in the policy, must be met before this option can be exercised. This benefit is guaranteed by the

Guaranteed Death Benefit Rider. There is no charge for this benefit. This benefit is not available in all states.

BENEFITS AT MATURITY

     If one or both of the insureds is living on the maturity date, the Company will pay to the policy owner, as an endowment benefit, the Cash Value of the policy. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments," page 60. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

POLICY VALUES

  Fund Value

     The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

     On each Business Day, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value," page 36. No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.

  Cash Value

     The Cash Value of the policy equals the Fund Value less any surrender charge less any Outstanding Debt. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge and any Outstanding Debt. Once the surrender charge expires, the Cash Value equals the Fund Value less any Outstanding Debt.

DETERMINATION OF FUND VALUE

     Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

     - Payment of premiums.

     - Amount held in the Loan Account to secure any Outstanding Debt.

     - Partial surrenders.

     - The charges assessed in connection with the policy.

     - Investment experience of the subaccounts.

     - Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

     The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

     - The investment income.

     - Realized and unrealized capital gains and losses.

     - Expenses of a portfolio including investment adviser fees.

     - Any dividends or distributions declared by a portfolio.

     Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. However, the Company, on behalf of MONY Variable Account L, may elect otherwise. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

     Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating Unit Values for Each Subaccount," on page 37.) On any day, the amount in a subaccount of MONY Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

     Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

     - Make partial surrenders.

     - Make full surrenders.

     - Transfer amounts from a subaccount (including transfers to the loan account).

     - Pay the death benefit when the last surviving insured dies.

     - Pay monthly deductions from the policy's Fund Value.

     - Pay policy transaction charges.

     - Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

     Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's administrative office. If the premium or request reaches the administrative office on a day that is not a Business Day, or after the close of business on a Business Day (after 4:00 Eastern Time), the transaction date will be the next Business Day. All policy transactions are performed as of a Business Day. If a transaction date or monthly anniversary day occurs on a day other than a Business Day (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

     The Company calculates the unit value of a subaccount on any Business Day as follows:

          (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Business Day. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

          (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

          (3) Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily Deductions From the MONY Variable Account L -- Mortality and Expense Risk

     Charge," page 47. If the previous day was not a Business Day, then the charge is adjusted for the additional days between valuations.

          (4) Divide the resulting amount by the number of units held in the subaccount on the Business Day before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Business Day was set at $10.00.

DETERMINING FUND VALUE

                      [DETERMINING FUND VALUE FLOW CHART]

TRANSFER OF FUND VALUE

     You may transfer Fund Value among the subaccounts after the Right to Return Policy Period by sending a proper written request to the Company's administrative office. Transfers may be made by telephone if you have proper authorization. See "Telephone Transfer Privileges," page 64. Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace Period and Lapse," page 43. No charges are currently imposed upon these transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers over 12 during any policy year, and to discontinue telephone transfers.

     After the Right to Return Policy Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account," page 57.

RIGHT TO EXCHANGE POLICY

     During the first 24 months following the policy date, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a last survivor flexible premium universal life policy. See "The Guaranteed Interest Account," page 57. No charge is imposed on the transfer when you exercise the exchange privilege.

OPTION TO OBTAIN PAID-UP INSURANCE

     You may change to guaranteed paid-up insurance on a policy anniversary. At that time, the Specified Amount will be reduced to an amount that the Cash Value will maintain in effect until the maturity date when applied as a net single premium. However, the maximum amount of Cash Value applied will not be greater than necessary to provide an amount at risk equal to the amount at risk immediately before this option becomes effective. Any Cash Value in excess of the amount applied will be refunded to you.

     The net single premium rates will be based on: (a) the 1980 CSO mortality tables Frasierized at the Insureds' gender and attained ages and classes of risk on the later of the policy date and the most recent increase in coverage under the policy; and (b) 4.5% interest. On and after the effective date, the Cash Value of the paid-up coverage will equal the present value of future guaranteed benefits based on the net single premium rates described above without regard to any loans.

     In order to obtain paid-up insurance, the Company must receive a written request 30 days prior to the policy anniversary date on which it becomes effective. The endorsement issued to reflect the change to paid-up insurance will show the reduced Specified Amount and the guaranteed Cash Value on the effective date and each policy anniversary thereafter.

     Once the paid-up insurance option is effective the following conditions apply:

     (1) It may not be revoked.

     (2) The Company will not accept any further premium.

     (3) No further optional policy changes may be made.

     (4) The policy may not be split.

     (5) Any surrender charge, loan balance and loan interest which existed immediately before the effective date will be set to zero.

     (6) Any partial surrender will result in a recalculation of the Specified Amount and Cash Value.

     (7) Any additional benefits provided by rider will terminate.

     (8) The death benefit will equal the reduced Specified Amount.

POLICY LOANS

     You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's administrative office. You may take a loan any time your policy has a positive Cash Value. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

     Loan interest is payable in arrears on each policy anniversary at an annual rate which varies by the number of years since your policy was issued. For the first ten policy years, the loan rate is 5.25%. After the tenth policy anniversary, the loan rate is 4.75%. Interest on the full amount of any Outstanding Debt is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

     You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

     When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. The request for a loan will not be accepted if (1) you do not specify the source of the transfer, or (2) if the transfer instructions are incorrect. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the loan account. The transfer is made from the subaccounts and the Guaranteed Interest Account on a proportional basis.

     The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the Subaccounts and/or the Guaranteed Interest Account in a manner determined by us.

     The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 4.5%

     Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments. In addition, Fund Value in the Loan Account in excess of the outstanding loan is treated differently. The treatment depends on (1) whether when the loan was made, Fund Values were transferred from the subaccounts or the Guaranteed Interest Account, and (2) whether or not loan interest due is paid when due or the amount of the interest is added to the loan ("capitalized"). If the loan is from the subaccounts and loan interest is capitalized, this excess offsets the amount that must be transferred from the subaccounts to the Loan Account on the policy anniversary. If the loan is from the Guaranteed Interest Account and loan interest is capitalized, this excess is allocated back to the Guaranteed Interest Account. The allocation back is on a monthly basis proportionately to all interest crediting generations from which the loan was taken.

     Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the last surviving insured, or the value paid upon surrender or maturity.

     Outstanding Debt may affect the length of time the policy remains in effect. After the third policy anniversary, your policy will lapse when:

          (1) Cash Value is insufficient to cover the monthly deduction against the policy's Fund Value on any monthly anniversary day, and

          (2) The minimum payment required is not made during the grace period.

Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy in effect. See "Grace Period and Lapse," page 43.

     A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal Income Tax Considerations," page 50.

FULL SURRENDER

     You may fully surrender your policy at any time during the lifetime of either or both insureds. The amount received for a full surrender is the policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt.

     You may surrender your policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or
(2) apply the proceeds under a payment plan offered under your policy. See "Payment Plan Settlement Provisions," page 60. For information on the tax effects of surrender of a policy, see "Federal Income Tax Considerations," page 50.

PARTIAL SURRENDER

     With a partial surrender, you obtain a part of the Cash Value of your policy without having to surrender the policy in full. You may request a partial surrender at any time. The partial surrender will take effect on (1) the business day that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year.

     A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Cash Value must be at least $500 after the partial surrender. If you have taken a loan on your policy, the amount of the partial surrender is limited so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value after the partial surrender.

     You may make a partial surrender by submitting a proper written request to the Company's administrative office. As of the effective date of any partial surrender, your Fund Value and Cash Value are reduced by the amount surrendered (plus the applicable fee). You allocate an amount or percent of your Fund Value in the subaccounts and the Guaranteed Interest Account for your partial surrender. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the last surviving insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

     When you make a partial surrender and you selected death benefit Option 1, the Specified Amount of your policy is decreased by the amount of the partial surrender (excluding its fee). If you selected death benefit Option 2, a partial surrender will not change the Specified Amount of your policy. However, if the death benefit is not equal to the Fund Value times a death benefit percentage, the death benefit will be reduced by the amount of the partial surrender. Under either death benefit Option, if the death benefit is based on the Fund Value times the applicable death benefit percentage, the death benefit may decrease by an amount greater than the partial surrender. See "Death Benefits under the Policy," page 31.

     There is a fee for each partial surrender of $10.

     For information on the tax treatment of partial surrenders, see "Federal Income Tax Considerations," page 50.

GRACE PERIOD AND LAPSE

     Your policy will remain in effect as long as:

          (1) It has a Cash Value, and

          (2) You make any required additional premium payments during a 61-day Grace Period.

  Special Rule for First Three Policy Years

     During the first three policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

     - Your policy's Cash Value is greater than zero, or

     - The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to

        - The Minimum Monthly Premium times the number of months your policy has been in effect.

     If the insufficiency occurs at any other time, your policy may be at risk of lapse.

     To avoid lapse if the Cash value is insufficient to pay the current Monthly Deduction, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid, loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

     We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

     If the Cash Value of your policy will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first three policy years, if the Cash Value of the policy is less than zero, you must pay:

          (1) The Minimum Monthly Premium not paid, plus

          (2) One succeeding Minimum Monthly Premium.

After the third policy anniversary, the payment required is:

          (1) The monthly deduction not paid, plus

          (2) Two succeeding monthly deductions plus the amount of the deductions from premiums for various taxes and sales charges.

(See "Charges and Deductions -- Deductions from Premiums," page 46). The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the last surviving insured dies during the grace period, the death benefit proceeds will equal:

          (1) The amount of the death benefit immediately prior to the start of the grace period, reduced by

          (2) Any unpaid monthly deductions and any Outstanding Debt.

  Reinstatement

     We will reinstate a lapsed policy at any time:

          (1) Before the maturity date, and

          (2) Within five years after the monthly anniversary day which precedes the start of the grace period.

     To reinstate a lapsed policy we must also receive:

          (1) A written application from you

          (2) Evidence of insurability of both insureds that is satisfactory to us

          (3) Payment of all monthly deductions that were due and unpaid during the grace period

          (4) Payment of an amount at least sufficient to keep your policy in effect for one month after the reinstatement date

          (5) Payment or reinstatement of any debt on the policy anniversary at the start of the grace period

          (6) Payment of interest on debt reinstated from the beginning of the grace period to the end of the grace period at the rate that applies to policy loans on the date of reinstatement

     When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

          (1) The surrender charge will be equal to the surrender charge that would have existed had your policy been in effect since the original policy date.

          (2) The Fund Value will be reduced by the decrease, if any, in the surrender charge during the period that the policy was not in effect.

          (3) Any Outstanding Debt on the date of lapse will be reinstated.

          (4) Any net premium paid for reinstatement will also be reinstated.

          (5) No interest on amounts held in our loan account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions.

                             CHARGES AND DEDUCTIONS

     The following chart summarizes the current charges and deductions under the policy:

-----------------------------------------------------------------------------------------------

                                   DEDUCTIONS FROM PREMIUMS
-----------------------------------------------------------------------------------------------
     Sales Charge -- Varies based on policy         First 10 policy years -- 6% of premiums
     year. It is a % of premium paid                paid up to target premium and 3% if premium
                                                    paid in excess of target premium.
                                                    Years 11 and later -- 3% of all premiums.
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 0.8%
                                                    Federal -- 1.5%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                         DAILY DEDUCTION FROM MONY VARIABLE ACCOUNT L
-----------------------------------------------------------------------------------------------

     Mortality & Expense Risk Charge -- Maximum     .35% of subaccount value (0.000959% daily)
     Annual Rate
-----------------------------------------------------------------------------------------------


                       MONTHLY DEDUCTIONS FROM FUND VALUE


----------------------------------------------------------------------------------------------
     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------

     Administrative Charge -- Monthly              $7.50
----------------------------------------------------------------------------------------------

     Monthly per $1,000 Specified Amount Charge    See Appendix B. This charge applies for the
     Based on issue age of the younger insured,    first 10 policy years (or for 10 years from
     Specified Amount and smoking Status           the date of any increase in Specified
                                                   Amount)
----------------------------------------------------------------------------------------------
     Optional Insurance Benefits Charge            As applicable.
     Monthly Deduction for any other optional
     insurance Benefits added by rider
----------------------------------------------------------------------------------------------

     Transaction and Other Charges
     - Partial Surrender Fee                       $10

     - Transfer of Fund Value                      $25 maximum per transfer over 12(1)
     (at Company's Option)
----------------------------------------------------------------------------------------------

     Surrender Charge                              See discussion of Surrender Charge on page
     Grades from 100% to 0 over 11 years based       for grading schedule.
     on a schedule. Factors per $1,000 of
     Specified Amount vary based on issue age,
     gender, and underwriting class
----------------------------------------------------------------------------------------------

    (1) Currently no charge on any transfers.

     The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY Variable Account L and from the policy's Fund Value.

DEDUCTIONS FROM PREMIUMS

     Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge  --             This charge varies based on a target premium. The
                             target premium is actuarially determined based upon the Specified Amount of the policy and the age, gender, underwriting class and smoking status of each of the insureds. The target premium is established at issue, and will be adjusted if the Specified Amount is increased or decreased. The charge is a percent of each premium paid.

                             First 10 policy years -- 6% of premiums paid up to target premium and 3% of premium paid in excess of target premium in that year.

                             Years 11 and later -- 3% of all premiums.

     You should refer to your policy to determine the amount of the target premium.

     The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amount indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge --                State and local premium tax -- currently 0.8%;
                             Federal tax for deferred acquisition costs of the Company -- currently 1.5%

     All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. For policyholders resident in New York, the Company currently deducts an amount equal to 0.8% of each premium to pay applicable premium taxes. Currently, these taxes range from 0% to 4%. The 0.8% current deduction is the actual premium tax imposed by the State of New York. We do not expect to profit from this charge.

     The 1.5% current charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments.

     We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DAILY DEDUCTION FROM MONY VARIABLE ACCOUNT L

     A charge is deducted daily from each subaccount of MONY Variable Account L for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk
  Charge --                  Maximum of .000959% of the amount in the
                             subaccount, which is equivalent to an annual rate of .35% of subaccount value.

     This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

     This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

MONTHLY DEDUCTIONS FROM FUND VALUE

     A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

Cost of Insurance --         This charge compensates us for the anticipated cost
                             of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund
                             Value at that time.

     The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table D applies.) These rates are based on the age and underwriting class of each insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. As of the date of this prospectus, we charge "current rates" that are lower (i.e.. less expensive) than the guaranteed rates. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of each insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of each insured.

     If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

Administrative Charge --     $7.50 per month

     This charge reimburses us for expenses associated with administration and maintenance of the policies. The charge is guaranteed never to exceed $7.50. We do not expect to profit from this charge.

Monthly per $1,000
Specified Amount Charge --   This charge applies for the first 10 years
                             following the issuance of the policy or an increase in the Specified Amount. The charge is made per $1,000 of Specified Amount based on issue age of the younger insured, smoking status and Specified
                             Amount. The monthly per $1,000 factors are shown in Appendix B.

Optional Insurance Benefits
  Charge --                  A monthly deduction for any other optional
                             insurance benefits added to the policy by rider.

Surrender Charge --          The Company will assess a surrender charge against
                             Fund Value upon a surrender of the policy. The
                             surrender charge is based on a factor per $1,000 of
                             initial Specified Amount (or upon an increase in
                             Specified amount) and grades from 100% to zero over
                             11 years based on a schedule. The factors per
                             $1,000 vary by issue age, gender, and underwriting
                             class. The grading percentages (as shown below)
                             vary based on number of full years since the Policy
                             was issued (or since the increase in Specified
                             Amount). The maximum level of surrender charge is
                             $53.31 per $1,000 of Specified Amount.
--------------------------------------------------------------------------------

                     POLICY YEAR                                     PERCENT
----------------------------------------------------------------------------------------------
                          1                                           100%
----------------------------------------------------------------------------------------------
                          2                                            90
----------------------------------------------------------------------------------------------
                          3                                            80
----------------------------------------------------------------------------------------------
                          4                                            70
----------------------------------------------------------------------------------------------
                          5                                            60
----------------------------------------------------------------------------------------------
                          6                                            50
----------------------------------------------------------------------------------------------
                          7                                            40
----------------------------------------------------------------------------------------------
                          8                                            30
----------------------------------------------------------------------------------------------
                          9                                            20
----------------------------------------------------------------------------------------------
                         10                                            10
----------------------------------------------------------------------------------------------
                    11 and later                                        0
----------------------------------------------------------------------------------------------

SURRENDER CHARGE

     The surrender charge is a contingent deferred load. It is a contingent load because it is assessed only if the policy is surrendered or if the policy lapses. It is a deferred load because it is not deducted from the premiums paid. The purpose of the surrender charge is to reimburse us for some of the expenses of distributing the policies.

Effect of Changes in
Specified Amount on the
  Surrender Charge --        The surrender charge will increase when a new
                             coverage segment of Specified Amount is created due to a requested increase in coverage. The surrender charge related to the increase will be computed in the same manner as the surrender charge for the original Specified Amount. It will reduce over the 11-year period following the increase. The new surrender charge for the policy will equal:

                             (1) The remaining part of the surrender charge for the original Specified Amount, plus

                             (2) The surrender charge related to the increase.

                             Decreases in Specified Amount have no effect on surrender charges.

CORPORATE PURCHASERS

     The policy is available for purchase by individuals, trusts, corporations and other organizations. Corporate or other group or sponsored arrangements purchasing one or more policies may receive a reduction in charges. The Company may reduce the amount of the sales charge, surrender charge, or other charges where the expenses associated with the policy or policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement, from the amount of the initial premium payment or payments, or the amount of projected premium payments.

TRANSACTION AND OTHER CHARGES

     - Partial Surrender Fee -- $10

     - Transfer of Fund Value -- $25 (at option of the Company) currently $0

     The partial surrender fee is guaranteed not to exceed $10. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers over 12 during any policy year. This would include telephone transfers, if we permit them.

     We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY Variable Account L and its subaccounts. No such charge is currently assessed. See "Charge for Company Income Taxes," page 54.

     We will bear the direct operating expenses of MONY Variable Account L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.

GUARANTEE OF CERTAIN CHARGES

     We guarantee that certain charges will not increase. This includes:

          (1) Mortality and expense risk charge.

          (2) Administrative charge.

          (3) Per $1,000 Specified Amount charge.

          (4) Sales charge.

          (5) Guaranteed cost of insurance rates.

          (6) Surrender charge.

          (7) Partial surrender fee.

     Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

          (1) Future expectations with respect to investment earnings,

          (2) Mortality,

          (3) Length of time policies will remain in effect,

          (4) Expenses, and

          (5) Taxes.

     In no event will they exceed the guaranteed rates defined in the policy.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

     The following provides a general description of the federal income tax considerations relating to the policy. This discussion is based upon our understanding of the present federal income tax laws as the Internal Revenue Service ("IRS") currently interprets them. This discussion is not intended as tax advice. Tax laws are very complex and tax results will vary according to your individual circumstances. A person considering the purchase of the policy may need tax advice. It should be understood that these comments on federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Special rules that are not discussed here may apply in certain situations. We make no representation as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations of the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules that we describe here or that relate directly or indirectly to life insurance policies. Our comments do not take into account any state or local income tax considerations that may be involved in the purchase of the policy.

  Definition of Life Insurance

     Under section 7702 of the Internal Revenue Code (the "Code"), a policy will be treated as a life insurance policy for federal tax purposes if (a) a policy is considered to be life insurance under applicable law and (b) one of two alternate tests are met. The two alternative tests are:

          (1) "Cash Value Accumulation Test"

          (2) "Guideline Premium/Cash Value Corridor Test"

     When you apply for a policy you will irrevocably choose which of these two tests will be applied to your policy.

     If your policy is tested under the Guideline Premium/Cash Value Corridor Test. This test provides for, among other things:

          (1) A maximum allowable premium per thousand dollars of death benefit, known as the "guideline annual premium," and

          (2) A minimum ongoing "corridor" of death benefit in relation to the Fund Value of the policy, known as the "death benefit percentage."

See Appendix A, for a table of the Guideline Premium/Cash Value Corridor Test factors. If your policy is tested under the Cash Value Accumulation Test, a table of factors will be shown in your policy.

     We believe that the policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the beneficiary (whether the beneficiary is a corporation, individual or other entity) under Section 101 (a) (1) of the Code for purposes of the regular federal income tax. You generally should not be considered to be in constructive receipt of the cash values under the policy until a full surrender, maturity of the policy, or a partial surrender. In addition, certain policy loans may be taxable in the case of policies that are modified endowment contracts. Prospective policy owners that intend to use policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations.

  Tax Treatment of Policies

     The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, which if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract.

Example:  "Seven-pay" premium = $1,000
          Maximum premium to avoid "modified endowment" treatment = First year -- $1,000

          Through first two years -- $2,000
          Through first three years -- $3,000 etc.

Under this test, a policy may or may not be a modified endowment contract. The outcome depends on the amount of premiums paid during each of the policy's first seven contract years. Changes in benefits may require testing to determine if the policy is to be classified as a modified endowment contract. A modified endowment contract is treated differently for tax purposes then a conventional life insurance contract.

  Conventional Life Insurance Policies

     If a policy is not a modified endowment contract distributions are treated as follows. Upon a full surrender or maturity of a policy for its Cash Value, the excess if any, of the Cash Value plus Outstanding Debt minus the cost basis under a policy will be treated as ordinary income for federal income tax purposes. A policy's cost basis will usually equal the premiums paid less any premiums previously recovered through partial surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all the cash received through partial surrenders in the first 15 policy years is paid out of the income of the policy and therefore subject to income tax. Cash distributed to a policy owner on partial surrenders occurring more than 15 years after the policy date will be taxable as ordinary income to the policy owner to the extent that it exceeds the cost basis under a policy.

     We believe that loans received under policies that are not modified endowment contracts will be treated as indebtedness of the owner. Thus, no part of any loan under the policy will constitute income to the owner until the policy matures, unless the policy is surrendered before it matures. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a policy that is not a modified endowment contract may be deductible. Deductibility will be subject to several limitations, depending upon (1) the use to which the proceeds are put and (2) the tax rules applicable to the policy owner. If, for example, an individual who uses the proceeds of a loan for business or investment purposes, may be able to deduct all or part of the interest expense. Generally, if an individual uses the policy loan for personal purposes, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a policy loan or other indebtedness) also may be subject to other limitations.

     For example, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt where:

     - The interest is paid (or accrued by an accrual basis taxpayer) on a loan under a policy, and

     - The policy covers the life of an officer, employee, or person financially interested in the trade or business of the policy owners.

Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts

     Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

          (1) The policies are purchased from any one insurance company (including the Company), and

          (2) The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

     Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

          (1) When the taxpayer is at least 59 1/2 years old;

          (2) Which is attributable to the taxpayer becoming disabled; or

          (3) Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a modified endowment contract.

     It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance contracts (see "Federal Income Tax Considerations -- Conventional Life Insurance Policies," page 51.)

  Reasonableness Requirement for Charges

     The tax law also deals with allowable mortality costs and other expenses used in the calculations to determine whether a contract qualifies as life insurance for income tax purposes. For policies entered into on or after October 21, 1988, the calculations must be based upon, (1) reasonable mortality charges, and (2) other charges reasonably expected to be paid. The Treasury Department is expected to declare regulations governing reasonableness standards for mortality charges. We believe our mortality costs and other expenses used in these calculations meet the current requirements. It is possible that future regulations will contain standards that would require us to modify our mortality charges for these calculations. We reserve the right to make modifications to retain the policy's qualification as life insurance for federal income tax purposes.

  Riders, Policy Changes, and Transfers

     Certain benefits permit the splitting of the policy into two other individual policies upon business dissolution. The splitting of a policy could have adverse tax consequences. Consequences include, but are not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.

     In order for the Beneficiary to receive certain tax treatment discussed in the previous sections above, the policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. To qualify the policy as life insurance for tax purposes the Company may:

     - Make changes in the policy or Riders, or

     - Make distributions from the policy to the extent considered necessary.

Any such change will uniformly apply to all policies that are affected. The policy owner will be given advance notice of such changes.

     Special tax rules may apply to the transfer of ownership of a policy. Consult a qualified tax adviser before any transfer of the policy.

  Other Employee Benefit Programs

     Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, to provide for employee benefits. These policy owners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law. The lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes. It may also affect the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). The policy owner's legal advisor should be consulted to address these issues.

  Diversification Requirements

     To comply with regulations under Section 817(h) of the Code, each portfolio is required to diversify its investments. Generally, on the last day of each quarter of a calendar year,

          (1) No more than 55% of the value of the portfolio's assets can be represented by any one investment,

          (2) No more than 70% can be represented by any two investments,

          (3) No more than 80% can be represented by any three investments, and

          (4) No more than 90% can be represented by any four investments.

Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent guaranteed and insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, as applicable.

     Currently, for federal income tax purposes, the portfolio shares underlying the policies are owned by the Company and not by you or any beneficiary. However, no representation is or can be made regarding the likelihood of the continuation of current interpretations by the IRS.

  Other

     Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the jurisdiction and the circumstances of each owner or beneficiary.

     For complete information on federal, state, local and other tax considerations, a qualified tax advisor should be consulted.

               THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING
                          THE TAX STATUS OF ANY POLICY

CHARGE FOR COMPANY INCOME TAXES

     For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. This might become necessary if:

          (1) The tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be,

          (2) There are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or

          (3) There is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes imposed by the states) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Account for any such taxes attributable to the Account.

VOTING OF FUND SHARES

     Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY Variable Account L. We may elect to vote the shares of the Funds in our own right if:

          (1) The Investment Company Act of 1940 or any regulations thereunder is amended, or

          (2) The present interpretation of the Act should change, and

          (3) As a result we determine that it is permitted to vote the shares of the Funds in our own right.

     The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

     If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY Variable Account L and other separate accounts of the Company.

DISREGARD OF VOTING INSTRUCTIONS

     The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The

Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

REPORT TO POLICY OWNERS

     A statement will be sent at least annually to each policy owner setting forth:

          (1) A summary of the transactions which occurred since the last statement, and

          (2) Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

     Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

     The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

          (1) Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

          (2) In the judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

     Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Superintendent of Insurance of the State of New York.

     The Company also reserves the right to establish additional subaccounts of MONY Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY Variable Account L may:

          (1) Be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law,

          (2) Be deregistered under that Act if such registration is no longer required, or

          (3) Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY Variable Account L.

CHANGES TO COMPLY WITH LAW

     The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

     We may advertise the performance of MONY Variable Account L subaccounts. We will also report performance to policy owners and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

     Performance information may show the change in a policy owner's Fund Value in one or more subaccounts, or as a change in a policy owner's death benefit. Performance information may be expressed as a change in a policy owner's Fund Value over time or in terms of the average annual compounded rate of return on the policy owner's Fund Value. Such performance is based upon a hypothetical policy in which premiums have been allocated to a particular subaccount of the MONY Variable Account L over certain periods of time that will include one, five and ten years, or from the commencement of operation of the subaccount of the MONY Variable Account L if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming surrender at the end of the particular period. However, other quotations may simultaneously be given that do not assume surrender and do not take into account deduction of the surrender charge.

     Performance information for MONY Variable Account L may be compared, in advertisements, sales literature, and reports to policy owners to:

          (1) Other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria, and

          (2) The Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a policy.

Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any subaccount of MONY Variable Account L reflects only the performance of a hypothetical policy whose Fund Value is allocated to MONY Variable Account L during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolios of the Funds in which MONY Variable Account L invests. The market conditions during the given period of time should not be considered as a representation of what may be achieved in the future.

     We may also use non-standard performance in cases where we add new subaccounts which purchase shares of underlying funds in existence prior to the formation of such subaccounts. In such cases we will use the historical performance of the underlying fund with the current expenses of the applicable subaccount under the policy.

                        THE GUARANTEED INTEREST ACCOUNT

     You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

GENERAL DESCRIPTION

     Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

     You may elect to allocate net premiums to the Guaranteed Interest Account, MONY Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 4.5% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%.)

     The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

DEATH BENEFIT

     The death benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option 1 will be equal to the Specified Amount of the Policy or, if greater, Fund Value on the date of death of the last surviving insured multiplied by a death benefit percentage. Under Option 2, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value or, if greater, Fund Value on the date of death of the last surviving insured multiplied by a death benefit percentage. See "Death Benefits under the Policy," page 28.

POLICY CHARGES

     Deductions from premium, monthly deductions from the Fund Value, and surrender charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, per $1,000 of Specified Amount charge, the charge for any optional insurance benefits added by Rider, and the surrender charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

     You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

     Amounts may be transferred after the Right to Return Policy Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

     - Transfers to the Guaranteed Interest Account may be made at any time and in any amount.

     - Transfers from the Guaranteed Interest Account to the subaccounts are limited to one in any policy year.

     - Transfers from the Guaranteed Interest Account may only be made during the time period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the close of business on the day received if it is a Business Day. If it is not a Business Day, then at the close of business on the next day which is a Business Day. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

     Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future on transfers over 12 during any policy year.

SURRENDERS AND POLICY LOANS

     You may also make full surrenders and partial surrenders from the Guaranteed Interest Account to the same extent as if you had invested in the subaccounts. See "Full Surrender," page 42 and "Partial Surrender", page 42. Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

                             MORE ABOUT THE POLICY

OWNERSHIP

     The policy owner is the individual named as such in the application or in any later change shown in the Company's records. While either or both of the insureds is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

  Joint Owners

     If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

     The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the last surviving insured, the policy owner or the policy owner's estate is the beneficiary.

     The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living when the last surviving insured dies to receive the proceeds.

  The Policy

     This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

NOTIFICATION AND CLAIMS PROCEDURES

     Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

     If the last surviving insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the last surviving insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

PAYMENTS

     Within seven days after the Company receives all the information needed for processing a payment, the Company will:

          (1) Pay death benefit proceeds,

          (2) Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts, and

          (3) Effect a transfer between subaccounts or from the Variable Account to the Guaranteed Interest Account.

     However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

     - The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

     - An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

PAYMENT PLAN/SETTLEMENT PROVISIONS

     Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 per payment or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

PAYMENT IN CASE OF SUICIDE

     If either insured dies by suicide, (1) while sane or insane, (2) within two years from the policy date or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

     This provision may not be applicable in all states.

ASSIGNMENT

     You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations", page 45.)

ERRORS ON THE APPLICATION

     If the age or gender of an insured has been misstated, the death benefit under this policy will be the greater of:

          (1) What would be purchased by the most recent cost of insurance charge at the correct age and gender, or

          (2) The death benefit derived by multiplying the Fund Value by the death benefit percentage for the correct age and gender.

If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Monthly Deductions from Fund Value -- Cost of Insurance," page 43.

INCONTESTABILITY

     The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

          (1) The initial Specified Amount cannot be contested after the policy has been in force during an insured's lifetime for two years from the policy date; and

          (2) An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an insured's lifetime for two years from its effective date.

This provision may not be applicable in all states.

POLICY ILLUSTRATIONS

     Upon request, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions.

DISTRIBUTION OF THE POLICY

     MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY Life Insurance Company, is principal underwriter (distributor) of the policies. MSC is a New York corporation organized on September 26, 1969. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The policies may also be sold through other broker/dealers authorized by MSC and applicable law to do so.

     Except where MSC has authorized other broker/dealers to sell the policies (as described in the preceding paragraph), compensation payable for the sale of the policies will be based upon the following schedule. After issue of the Contract, commissions will equal at most 50 percent of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.0 percent of any additional premiums plus, on the sixth and each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.15 percent of the Fund Value of the policy (excluding the Loan Account). Upon any subsequent increase in Specified Amount, commissions will equal at most 50 percent of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.0 percent level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

     In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

                             MORE ABOUT THE COMPANY

MANAGEMENT

     The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company is 1740 Broadway, New York, New York 10019.

Current Officers and Directors are:

NAME                                                  POSITION AND OFFICES WITH DEPOSITOR
----                                                  -----------------------------------
Tom H. Barrett............................  Director since 1990. Partner in American Industrial
                                            Partners, a private investment partnership since 1992.
David L. Call.............................  Director since 1993. Ronald P. Lynch Dean Emeritus,
                                            Cornell University, College of Agriculture and Life
                                            Sciences since 1995 and Dean of said College prior to
                                            that time.
G. Robert Durham..........................  Director since 1990. Retired from Walter Industries,
                                            Inc., a home building and financing, natural resources
                                            and industrial manufacturing company in 1996 after
                                            serving as Chairman of the Board and Chief Executive
                                            Officer since 1991.
James B. Farley...........................  Director since 1988. Retired from MONY Life Insurance
                                            Company in 1994 after serving as Chairman of the Board
                                            from 1993 and Chairman of the Board and Chief Executive
                                            Officer since 1991.
Robert Holland, Jr. ......................  Director since 1990. President and Chief Executive
                                            Officer of WorkPlace Integrators, an office furniture
                                            manufacturing company, since 1996. Chief Executive
                                            Officer of Ben & Jerry's Homemade, Inc., an ice cream
                                            company from 1995. Chairman of the Board of Gilreath
                                            Manufacturing Company, a plastic injection molding
                                            manufacturing company from 1990 to 1991.
Frederick W. Kanner.......................  Director since March 2000. Partner at Dewey Ballantine
                                            LLP since 1979, and an Associate of said firm prior to
                                            that time.
Robert R. Kiley...........................  Director since 1995. President and Chief Executive
                                            Officer of the New York City Partnership and Chamber of
                                            Commerce, Inc. since 1995. Principal of Kohlberg & Co.
                                            since 1994.
James L. Johnson..........................  Director since 1986. Chairman Emeritus of GTE
                                            Corporation, a telecommunications company, having served
                                            as Chairman and Chief Executive Officer from 1988 to
                                            1992.
John R. Meyer.............................  Director since 1972. Professor Emeritus, Harvard
                                            University since 1997. Professor at Harvard University
                                            from 1973 to 1997.
Jane C. Pfeiffer..........................  Director since 1988. Ms. Pfeiffer is an independent management consultant.
Thomas C. Theobald........................  Director since 1990. Managing director, William Blair
                                            Capital Partners, L.L.C., an investment firm since 1994.
                                            Chairman of the Board of Continental Bank from 1987 to
                                            1994.

All of the officers have held their respective positions listed below for five or more years. Current Officer-Directors of the Company are:

NAME                                                         POSITION AND OFFICES WITH DEPOSITOR
----                                                         -----------------------------------
Michael I. Roth.........................................  Director, Chairman and Chief Executive
                                                          Officer
Samuel J. Foti..........................................  Director, President and Chief Operating
                                                          Officer
Kenneth M. Levine.......................................  Director, Executive Vice President and
                                                          Chief Investment Officer
NAME                                                         POSITION AND OFFICES WITH DEPOSITOR
----                                                         -----------------------------------
Lee M. Smith............................................  Corporate Secretary and Vice President,
                                                          Government Relations
Richard E. Connors......................................  Senior Vice President
Richard Daddario........................................  Executive Vice President and Chief
                                                          Financial Officer
Phillip A. Eisenberg....................................  Senior Vice President and Chief Actuary
Stephen J. Hall.........................................  Senior Vice President
David V. Weigel.........................................  Treasurer

     No officer or director listed above receives any compensation from MONY Variable Account L. The Company or any of its affiliates has paid no separately allocable compensation to any person listed for services rendered to the Account.

     Mr. Roth is Chairman of the Board and Chief Executive Officer (since August
1998) and Director (since September 1997) of The MONY Group, Inc. Chairman of the Board and Chief Executive Officer (since July 1991) and Director (since June
1991) of MONY Life Insurance Company of America. Director of MONY subsidiaries:
1740 Advisers, Inc. (since December 1992), MONY Benefits Management Corp. (since March 1999). Serves on the board of directors of the American Council of Life Insurance, The Life Insurance Council of New York, Enterprise Foundation (a charitable foundation which develops housing not affiliated with the Enterprise Group of Funds), Metropolitan Development Association of Syracuse and Central New York, Enterprise Group of Funds, Inc., Enterprise Accumulation Trust, Pitney Bowes, Inc., Lincoln Center for the Performing Arts Leadership Committee, Life Office Management Association, New York City Partnership and Chamber of Commerce, and Committee for Economic Development. Also serves as Chairman of the Board of Insurance Marketplace Standards Association.

     Mr. Foti is President and Chief Operating Officer (since August 1998) and Director (since September 1997) of The MONY Group, Inc. President and Chief Operating Officer of MONY Life Insurance Company of America (since February
1994) and Director (since September 1989). Director of MONY subsidiaries: MONY Brokerage, Inc. (since January 1990), MONY International Holdings, Inc. (since October 1994), MONY Life Insurance Company of the Americas, Ltd. (since December
1994). Serves on the board of directors of Enterprise Group of Funds, Inc., Enterprise Accumulation Trust and The American College of which he is Chairman.

     Mr. Levine is Executive Vice President and Chief Investment Officer (since August 1998) and Director (since September 1997) of The MONY Group Inc. Chairman of the Board (since December 1991) and President (since June 1992) of MONY Series Fund, Inc. Director of MONY subsidiaries: MONY Life Insurance Company of America (since July 1991), 1740 Advisers, Inc. (since December 1989), MONY Benefits Management Corp. (since October 1991), MONY Realty Partners, Inc. (since October 1991) and 1740 Ventures, Inc. (since October 1991).

     Mr. Daddario is Executive Vice President and Chief Financial Officer (since August 1998) of The MONY Group, Inc. Vice President and Controller of MONY Life Insurance Company of America (since

September 1989). Director of MONY subsidiaries: MONY International Holdings, Inc. (since 1998), MONY Brokerage, Inc. (since June 1997) and MONY Life Insurance Company of the Americas, Ltd. (since December 1997).

     Mr. Eisenberg is Vice President and Actuary (since November 1992) and Director of MONY Life Insurance Company of America. Director of MONY subsidiary:
MONY Benefits Management Corp. (since March 1999).

     Mr. Smith is Vice President and Secretary (since September 1999) of The MONY Group Inc. Vice President -- Government Relations and Industry Affairs.

     Mr. Connors is Director of MONY Life Insurance Company of America (since June 1994). Director of MONY subsidiary: MONY Brokerage, Inc. (since May 1994).

     Mr. Hall is Director of MONY Life Insurance Company of America (since June
1991). Director of MONY subsidiary: MONY Brokerage, Inc. (since October 1991).

     Mr. Weigel is Vice President-Treasurer of The MONY Group Inc. (since August
1998). Treasurer of MONY Life Insurance Company of America (since July 1991).

STATE REGULATION

     The Company is subject to the laws of the State of New York governing insurance companies and to regulation by the Superintendent of Insurance of New York. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Superintendent of Insurance of New York and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Superintendent of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES

     You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if an authorization for telephone transfer form has been completed, signed, and received at the Company's Syracuse Operations Center. The Company may record all or part of any telephone conversation with respect to transfer and allocation instructions. Telephone instructions received by the Company by 4:00 p.m. Eastern time on any valuation date will be effected as of the end of that valuation date in accordance with your instructions, subject to the limitations stated in this prospectus (presuming that the Right to Return Policy Period has expired). The Company reserves the right to deny any telephone transfer or allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers by telephone and would have to submit written requests. Telephone transfer and allocation instructions will only be accepted if complete and correct.

     The Company has adopted guidelines (which it believes to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and you will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which MONY Variable Account L is a party, or which would materially affect MONY Variable Account L.

LEGAL MATTERS

     Legal matters have been passed on by the Vice President and Chief Counsel of MONY Life Insurance Company, in connection with:

     (1) The issue and sale of the policies described in this prospectus,

     (2) The organization of the Company,

     (3) The Company's authority to issue the policies under Arizona law, and

     (4) The validity of the forms of the policies under Arizona law.

     Robert Levy, Vice President -- Chief Tax Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

REGISTRATION STATEMENT

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

     The audited financial statements for MONY Variable Account L and the Company for the periods ended December 31, 1999 included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. The audited financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.

FINANCIAL STATEMENTS

     The audited financial statements of MONY Variable Account L and the Company are set forth herein.

     The financial statements of MONY Variable Account L and the Company have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
With respect to MONY Variable Account L:
  Statement of Assets and Liabilities as of September 30,
     2000 (unaudited).......................................   F-2
  Statement of Changes in Net Assets for the periods ended
     September 30, 2000 (unaudited).........................   F-4
  Statement of Operations for the periods ended September
     30, 2000 (unaudited)...................................   F-6
  Notes to Financial Statements (unaudited).................   F-8

With respect to MONY Life Insurance Company:
  Unaudited interim condensed consolidated balance sheets as of September 30, 2000 and December 31, 1999............  F-11
  Unaudited interim condensed consolidated statements of
     income and comprehensive income for the three-month
     periods ended September 30, 2000 and 1999..............  F-12
  Unaudited interim condensed consolidated statements of
     income and comprehensive income for the nine-month
     periods ended September 30, 2000 and 1999..............  F-13
  Unaudited interim condensed consolidated statement of
     changes in shareholders' equity for the nine-month
     period ended September 30, 2000........................  F-14
  Unaudited interim condensed consolidated statements of
     cash flows for the nine-month period ended September
     30, 2000 and 1999......................................  F-15
  Notes to unaudited interim condensed consolidated
     financial statements...................................  F-16
  Consolidated balance sheets as of December 31, 1999 and
     1998...................................................  F-33
  Consolidated statements of income and comprehensive income for the years ended December 31, 1999, 1998 and 1997...  F-34
  Consolidated statements of changes in shareholder's equity for the years ended December 31, 1999, 1998 and 1997...  F-35
  Consolidated statements of cash flows for the years ended
     December 31, 1999, 1998 and 1997.......................  F-36
  Notes to consolidated financial statements................  F-38

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF ASSETS AND LIABILITIES

                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                    MONY CUSTOM ESTATE MASTER
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                                  MONY SERIES FUND, INC.                       ENTERPRISE ACCUMULATION TRUST
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                                    MONEY      LONG TERM                 SMALL COMPANY                INTERNATIONAL
                                    MARKET        BOND        EQUITY         VALUE        MANAGED        GROWTH         GROWTH
                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                  ----------   ----------   ----------   -------------   ----------   -------------   ----------
             ASSETS
Shares held in respective
  Funds.........................    60,801          337          269            417            83           775          4,412
                                   =======       ======      =======        =======        ======        ======        =======
Investments at cost.............   $60,801       $4,205      $11,270        $13,354        $2,658        $6,255        $27,778
                                   =======       ======      =======        =======        ======        ======        =======
Investments in respective Funds,
  at net asset value............   $60,801       $4,212      $ 9,214        $10,904        $1,972        $5,509        $25,416
Amount due from MONY............         0            0            0              0             0             0              0
Amount due from respective
  Funds.........................         0            0           74             74             0             0              0
                                   -------       ------      -------        -------        ------        ------        -------
        Total assets............    60,801        4,212        9,288         10,978         1,972         5,509         25,416
                                   -------       ------      -------        -------        ------        ------        -------
          LIABILITIES
Amount due to MONY..............        51            2           77             77             1             4             25
Amount due to respective
  Funds.........................         0            0            0              0             0             0              0
                                   -------       ------      -------        -------        ------        ------        -------
        Total liabilities.......        51            2           77             77             1             4             25
                                   -------       ------      -------        -------        ------        ------        -------
Net assets......................   $60,750       $4,210      $ 9,211        $10,901        $1,971        $5,505        $25,391
                                   =======       ======      =======        =======        ======        ======        =======
Net assets consist of:
  Contractholders' net
    payments....................   $59,040       $4,204      $ 9,007        $11,316        $1,993        $5,770        $27,553
  Undistributed net investment
    income (loss)...............     1,710           (2)       2,224          2,045           679           526            219
  Accumulated net realized gain
    (loss) on investments.......         0            1           36            (10)          (15)          (45)           (19)
  Net unrealized appreciation
    (depreciation) of
    investments.................         0            7       (2,056)        (2,450)         (686)         (746)        (2,362)
                                   -------       ------      -------        -------        ------        ------        -------
Net assets......................   $60,750       $4,210      $ 9,211        $10,901        $1,971        $5,505        $25,391
                                   =======       ======      =======        =======        ======        ======        =======
Number of units outstanding*....     5,864          421          748          1,085           200           637          2,736
                                   -------       ------      -------        -------        ------        ------        -------
Net asset value per unit
  outstanding*..................   $ 10.36       $10.00      $ 12.31        $ 10.05        $ 9.86        $ 8.64        $  9.28
                                   =======       ======      =======        =======        ======        ======        =======

                                                  MONY CUSTOM ESTATE MASTER
                                  ---------------------------------------------------------
                                                ENTERPRISE ACCUMULATION TRUST
                                  ---------------------------------------------------------
                                  SMALL COMPANY     EQUITY         EQUITY           HIGH
                                     GROWTH         INCOME     GROWTH & INCOME     YIELD
                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                  -------------   ----------   ---------------   ----------
             ASSETS
Shares held in respective
  Funds.........................        793          1,437          1,371             879
                                     ======         ======         ======          ======
Investments at cost.............     $6,735         $7,722         $8,693          $4,262
                                     ======         ======         ======          ======
Investments in respective Funds,
  at net asset value............     $7,457         $7,805         $8,695          $4,201
Amount due from MONY............          0              0              0               0
Amount due from respective
  Funds.........................          0              0              0               0
                                     ------         ------         ------          ------
        Total assets............      7,457          7,805          8,695           4,201
                                     ------         ------         ------          ------
          LIABILITIES
Amount due to MONY..............          7              4              7               2
Amount due to respective
  Funds.........................          0              0              0               0
                                     ------         ------         ------          ------
        Total liabilities.......          7              4              7               2
                                     ------         ------         ------          ------
Net assets......................     $7,450         $7,801         $8,688          $4,199
                                     ======         ======         ======          ======
Net assets consist of:
  Contractholders' net
    payments....................     $6,666         $7,676         $8,661          $4,204
  Undistributed net investment
    income (loss)...............         43             30             15              56
  Accumulated net realized gain
    (loss) on investments.......         19             12             10               0
  Net unrealized appreciation
    (depreciation) of
    investments.................        722             83              2             (61)
                                     ------         ------         ------          ------
Net assets......................     $7,450         $7,801         $8,688          $4,199
                                     ======         ======         ======          ======
Number of units outstanding*....        670            748            858             420
                                     ------         ------         ------          ------
Net asset value per unit
  outstanding*..................     $11.12         $10.43         $10.13          $10.00
                                     ======         ======         ======          ======

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                      MONY CUSTOM ESTATE MASTER
                                   ------------------------------------------------------------------------------------------------
                                    ENTERPRISE ACCUMULATION
                                             TRUST              FIDELITY VARIABLE INSURANCE DREYFUS FUND      JANUS ASPEN SERIES
                                   -------------------------   ------------------------------------------   -----------------------
                                                                                              VIP III
                                     CAPITAL      MULTI-CAP        VIP         VIP II          GROWTH       AGGRESSIVE
                                   APPRECIATION     GROWTH       GROWTH      CONTRAFUND    OPPORTUNITIES      GROWTH      BALANCED
                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                   ------------   ----------   -----------   -----------   --------------   ----------   ----------
             ASSETS
Shares held in respective
  Funds..........................      1,280         1,242          135            437             78            281           78
                                     =======       =======       ======        =======         ======        =======       ======
Investments at cost..............    $10,260       $16,455       $6,907        $11,051         $1,669        $15,557       $2,087
                                     =======       =======       ======        =======         ======        =======       ======
Investments in respective Funds,
  at net asset value.............    $10,100       $16,171       $6,674        $11,066         $1,545        $14,845       $1,962
Amount due from MONY.............          0             0            0              0              0              0            0
Amount due from respective
  Funds..........................          0             0            0             74              0              0            0
                                     -------       -------       ------        -------         ------        -------       ------
        Total assets.............     10,100        16,171        6,674         11,140          1,545         14,845        1,962
                                     -------       -------       ------        -------         ------        -------       ------
           LIABILITIES
Amount due to MONY...............          9            13            6             78              1             13            2
Amount due to respective Funds...          0             0            0              0              0              0            0
                                     -------       -------       ------        -------         ------        -------       ------
        Total liabilities........          9            13            6             78              1             13            2
                                     -------       -------       ------        -------         ------        -------       ------
Net assets.......................    $10,091       $16,158       $6,668        $11,062         $1,544        $14,832       $1,960
                                     =======       =======       ======        =======         ======        =======       ======
Net assets consist of:
  Contractholders' net
    payments.....................    $ 9,775       $16,520       $6,754        $11,050         $1,576        $14,760       $1,921
  Undistributed net investment
    income (loss)................        484            (9)         152             (4)           104            920          166
  Accumulated net realized gain
    (loss) on investments........         (8)          (69)          (5)             1            (12)          (136)          (2)
  Net unrealized appreciation
    (depreciation) of
    investments..................       (160)         (284)        (233)            15           (124)          (712)        (125)
                                     -------       -------       ------        -------         ------        -------       ------
Net assets.......................    $10,091       $16,158       $6,668        $11,062         $1,544        $14,832       $1,960
                                     =======       =======       ======        =======         ======        =======       ======
Number of units outstanding*.....        999         1,804          630          1,100            158          1,667          190
                                     -------       -------       ------        -------         ------        -------       ------
Net asset value per unit
  outstanding*...................    $ 10.10       $  8.96       $10.58        $ 10.06         $ 9.77        $  8.90       $10.32
                                     =======       =======       ======        =======         ======        =======       ======

                                                MONY CUSTOM ESTATE MASTER
                                   ----------------------------------------------------

                                      JANUS ASPEN SERIES
                                   -------------------------                  DREYFUS
                                                                DREYFUS      SOCIALLY
                                     CAPITAL      WORLDWIDE      STOCK      RESPONSIBLE
                                   APPRECIATION     GROWTH       INDEX        GROWTH
                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                   ------------   ----------   ----------   -----------
             ASSETS
Shares held in respective
  Funds..........................        403           436          521          169
                                     =======       =======      =======       ======
Investments at cost..............    $12,890       $20,200      $19,961       $6,946
                                     =======       =======      =======       ======
Investments in respective Funds,
  at net asset value.............    $13,144       $18,529      $19,580       $6,734
Amount due from MONY.............          0             0            0            0
Amount due from respective
  Funds..........................          0            74            0           74
                                     -------       -------      -------       ------
        Total assets.............     13,144        18,603       19,580        6,808
                                     -------       -------      -------       ------
           LIABILITIES
Amount due to MONY...............         11            86           18           75
Amount due to respective Funds...          0             0            0            0
                                     -------       -------      -------       ------
        Total liabilities........         11            86           18           75
                                     -------       -------      -------       ------
Net assets.......................    $13,133       $18,517      $19,562       $6,733
                                     =======       =======      =======       ======
Net assets consist of:
  Contractholders' net
    payments.....................    $12,896       $19,372      $19,862       $6,948
  Undistributed net investment
    income (loss)................         50           818           50           (1)
  Accumulated net realized gain
    (loss) on investments........        (67)           (2)          31           (2)
  Net unrealized appreciation
    (depreciation) of
    investments..................        254        (1,671)        (381)        (212)
                                     -------       -------      -------       ------
Net assets.......................    $13,133       $18,517      $19,562       $6,733
                                     =======       =======      =======       ======
Number of units outstanding*.....      1,463         1,863        1,923          695
                                     -------       -------      -------       ------
Net asset value per unit
  outstanding*...................    $  8.98       $  9.94      $ 10.17       $ 9.69
                                     =======       =======      =======       ======

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    MONY CUSTOM ESTATE MASTER
                                        ----------------------------------------------------------------------------------
                                            MONY SERIES FUND, INC.                 ENTERPRISE ACCUMULATION TRUST
                                        -------------------------------   ------------------------------------------------
                                                                                               SMALL
                                            MONEY          LONG TERM                          COMPANY
                                            MARKET            BOND            EQUITY           VALUE           MANAGED
                                          SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT*       SUBACCOUNT
                                        --------------   --------------   --------------   --------------   --------------
                                        FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                         FEBRUARY 11,      AUGUST 8,        JANUARY 4,       APRIL 10,        APRIL 10,
                                            2000**           2000**           2000**          2000***           2000**
                                           THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                             2000             2000             2000             2000             2000
                                         (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                        --------------   --------------   --------------   --------------   --------------
From operations:
  Net investment income (loss)........     $ 1,710           $   (2)         $ 2,224          $ 2,045           $  679
  Net realized gain (loss) on
    investments.......................           0                1               36              (10)             (15)
  Net change in unrealized
    appreciation (depreciation) of
    investments.......................           0                7           (2,056)          (2,450)            (686)
                                           -------           ------          -------          -------           ------
Net increase (decrease) in net assets
  resulting from operations...........       1,710                6              204             (415)             (22)
                                           -------           ------          -------          -------           ------
From unit transactions:
  Net proceeds from the issuance of
    units.............................      62,533            4,416            9,330           11,621            2,139
  Net asset value of units redeemed or
    used to meet contract
    obligations.......................      (3,493)            (212)            (323)            (305)            (146)
                                           -------           ------          -------          -------           ------
Net increase from unit transactions...      59,040            4,204            9,007           11,316            1,993
                                           -------           ------          -------          -------           ------
Net increase in net assets............      60,750            4,210            9,211           10,901            1,971
Net assets beginning of period........           0                0                0                0                0
                                           -------           ------          -------          -------           ------
Net assets end of period*.............     $60,750           $4,210          $ 9,211          $10,901           $1,971
                                           =======           ======          =======          =======           ======
Unit transactions:
  Units outstanding beginning of
    period............................           0                0                0                0                0
  Units issued during the period......       6,207              442              775            1,115              215
  Units redeemed during the period....        (343)             (21)             (27)             (30)             (15)
                                           -------           ------          -------          -------           ------
Units outstanding end of period.......       5,864              421              748            1,085              200
                                           =======           ======          =======          =======           ======
---------------
 * Includes undistributed net
   investment income (loss) of:            $ 1,710           $   (2)         $ 2,224          $ 2,045           $  679
                                           =======           ======          =======          =======           ======
** Commencement of operations

                                                                    MONY CUSTOM ESTATE MASTER
                                        ----------------------------------------------------------------------------------
                                                                  ENTERPRISE ACCUMULATION TRUST
                                        ----------------------------------------------------------------------------------
                                                                              SMALL                             EQUITY
                                        INTERNATIONAL                        COMPANY           EQUITY          GROWTH &
                                            GROWTH           GROWTH           GROWTH           INCOME           INCOME
                                          SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                        --------------   --------------   --------------   --------------   --------------
                                        FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                          JANUARY 4,       JANUARY 4,       JANUARY 4,       APRIL 10,         MAY 30,
                                            2000**           2000**           2000**           2000**           2000**
                                           THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                             2000             2000             2000             2000             2000
                                         (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                        --------------   --------------   --------------   --------------   --------------
From operations:
  Net investment income (loss)........      $  526          $   219           $   43           $   30           $   15
  Net realized gain (loss) on
    investments.......................         (45)             (19)              19               12               10
  Net change in unrealized
    appreciation (depreciation) of
    investments.......................        (746)          (2,362)             722               83                2
                                            ------          -------           ------           ------           ------
Net increase (decrease) in net assets
  resulting from operations...........        (265)          (2,162)             784              125               27
                                            ------          -------           ------           ------           ------
From unit transactions:
  Net proceeds from the issuance of
    units.............................       6,204           29,108            7,085            8,147            9,117
  Net asset value of units redeemed or
    used to meet contract
    obligations.......................        (434)          (1,555)            (419)            (471)            (456)
                                            ------          -------           ------           ------           ------
Net increase from unit transactions...       5,770           27,553            6,666            7,676            8,661
                                            ------          -------           ------           ------           ------
Net increase in net assets............       5,505           25,391            7,450            7,801            8,688
Net assets beginning of period........           0                0                0                0                0
                                            ------          -------           ------           ------           ------
Net assets end of period*.............      $5,505          $25,391           $7,450           $7,801           $8,688
                                            ======          =======           ======           ======           ======
Unit transactions:
  Units outstanding beginning of
    period............................           0                0                0                0                0
  Units issued during the period......         685            2,893              710              794              903
  Units redeemed during the period....         (48)            (157)             (40)             (46)             (45)
                                            ------          -------           ------           ------           ------
Units outstanding end of period.......         637            2,736              670              748              858
                                            ======          =======           ======           ======           ======
---------------
 * Includes undistributed net
   investment income (loss) of:             $  526          $   219           $   43           $   30           $   15
                                            ======          =======           ======           ======           ======
** Commencement of operations

                                        MONY CUSTOM ESTATE MASTER
                                        --------------
                                        ENTERPRISE ACCUMULATION TRUST
                                        --------------

                                             HIGH
                                            YIELD
                                          SUBACCOUNT
                                        --------------
                                        FOR THE PERIOD
                                          AUGUST 8,
                                            2000**
                                           THROUGH
                                        SEPTEMBER 30,
                                             2000
                                         (UNAUDITED)
                                        --------------
From operations:
  Net investment income (loss)........      $   56
  Net realized gain (loss) on
    investments.......................           0
  Net change in unrealized
    appreciation (depreciation) of
    investments.......................         (61)
                                            ------
Net increase (decrease) in net assets
  resulting from operations...........          (5)
                                            ------
From unit transactions:
  Net proceeds from the issuance of
    units.............................       4,416
  Net asset value of units redeemed or
    used to meet contract
    obligations.......................        (212)
                                            ------
Net increase from unit transactions...       4,204
                                            ------
Net increase in net assets............       4,199
Net assets beginning of period........           0
                                            ------
Net assets end of period*.............      $4,199
                                            ======
Unit transactions:
  Units outstanding beginning of
    period............................           0
  Units issued during the period......         441
  Units redeemed during the period....         (21)
                                            ------
Units outstanding end of period.......         420
                                            ======
---------------
 * Includes undistributed net
   investment income (loss) of:             $   56
                                            ======
** Commencement of operations

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                    MONY CUSTOM ESTATE MASTER
                                        ----------------------------------------------------------------------------------
                                            ENTERPRISE ACCUMULATION
                                                     TRUST                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                        -------------------------------   ------------------------------------------------

                                                                                                               VIP III
                                           CAPITAL         MULTI-CAP           VIP             VIP II           GROWTH
                                         APPRECIATION        GROWTH           GROWTH         CONTRAFUND     OPPORTUNITIES
                                          SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                        --------------   --------------   --------------   --------------   -------------
                                        FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                         JANUARY 14,      JANUARY 14,       JANUARY 4,        JULY 6,         JANUARY 4,
                                            2000**           2000**           2000**          2000***           2000**
                                           THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                             2000             2000             2000             2000             2000
                                         (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                        --------------   --------------   --------------   --------------   --------------
From operations:
  Net investment income (loss)........     $   484          $    (9)          $  152          $    (4)          $  104
  Net realized gain (loss) on
    investments.......................          (8)             (69)              (5)               1              (12)
  Net change in unrealized
    appreciation (depreciation) of
    investments.......................        (160)            (284)            (233)              15             (124)
                                           -------          -------           ------          -------           ------
Net increase (decrease) in net assets
  resulting from operations...........         316             (362)             (86)              12              (32)
                                           -------          -------           ------          -------           ------
From unit transactions:
  Net proceeds from the issuance of
    units.............................      10,418           17,345            7,149           11,261            1,790
  Net asset value of units redeemed or
    used to meet contract
    obligations.......................        (643)            (825)            (395)            (211)            (214)
                                           -------          -------           ------          -------           ------
Net increase from unit transactions...       9,775           16,520            6,754           11,050            1,576
                                           -------          -------           ------          -------           ------
Net increase in net assets............      10,091           16,158            6,668           11,062            1,544
Net assets beginning of period........           0                0                0                0                0
                                           -------          -------           ------          -------           ------
Net assets end of period*.............     $10,091          $16,158           $6,668          $11,062           $1,544
                                           =======          =======           ======          =======           ======
Unit transactions:
  Units outstanding beginning of
    period............................           0                0                0                0                0
  Units issued during the period......       1,064            1,893              666            1,121              179
  Units redeemed during the period....         (65)             (89)             (36)             (21)             (21)
                                           -------          -------           ------          -------           ------
Units outstanding end of period.......         999            1,804              630            1,100              158
                                           =======          =======           ======          =======           ======
---------------
 * Includes undistributed net
   investment income (loss) of:            $   484          $    (9)          $  152          $    (4)          $  104
                                           =======          =======           ======          =======           ======
** Commencement of operations

                                                            MONY CUSTOM ESTATE MASTER
                                        -----------------------------------------------------------------

                                                               JANUS ASPEN SERIES
                                        -----------------------------------------------------------------

                                          AGGRESSIVE                         CAPITAL         WORLDWIDE
                                            GROWTH          BALANCED       APPRECIATION        GROWTH
                                          SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                        --------------   --------------   --------------   --------------
                                        FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                           APRIL 7,        JANUARY 4,        APRIL 7,        JANUARY 4,
                                            2000**           2000**           2000**           2000**
                                           THROUGH          THROUGH          THROUGH          THROUGH
                                        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                             2000             2000             2000             2000
                                         (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                        --------------   --------------   --------------   --------------
From operations:
  Net investment income (loss)........     $   920           $  166          $    50          $   818
  Net realized gain (loss) on
    investments.......................        (136)              (2)             (67)              (2)
  Net change in unrealized
    appreciation (depreciation) of
    investments.......................        (712)            (125)             254           (1,671)
                                           -------           ------          -------          -------
Net increase (decrease) in net assets
  resulting from operations...........          72               39              237             (855)
                                           -------           ------          -------          -------
From unit transactions:
  Net proceeds from the issuance of
    units.............................      15,471            2,174           13,472           20,100
  Net asset value of units redeemed or
    used to meet contract
    obligations.......................        (711)            (253)            (576)            (728)
                                           -------           ------          -------          -------
Net increase from unit transactions...      14,760            1,921           12,896           19,372
                                           -------           ------          -------          -------
Net increase in net assets............      14,832            1,960           13,133           18,517
Net assets beginning of period........           0                0                0                0
                                           -------           ------          -------          -------
Net assets end of period*.............     $14,832           $1,960          $13,133          $18,517
                                           =======           ======          =======          =======
Unit transactions:
  Units outstanding beginning of
    period............................           0                0                0                0
  Units issued during the period......       1,745              214            1,527            1,932
  Units redeemed during the period....         (78)             (24)             (64)             (69)
                                           -------           ------          -------          -------
Units outstanding end of period.......       1,667              190            1,463            1,863
                                           =======           ======          =======          =======
---------------
 * Includes undistributed net
   investment income (loss) of:            $   920           $  166          $    50          $   818
                                           =======           ======          =======          =======
** Commencement of operations

                                           MONY CUSTOM ESTATE MASTER
                                        -------------------------------

                                                    DREYFUS
                                        -------------------------------
                                                            SOCIALLY
                                                          RESPONSIBLE
                                         STOCK INDEX      GROWTH FUND,
                                             FUND             INC.
                                          SUBACCOUNT       SUBACCOUNT
                                        --------------   --------------
                                        FOR THE PERIOD   FOR THE PERIOD
                                            MAY 3,       SEPTEMBER 13,
                                            2000**           2000**
                                           THROUGH          THROUGH
                                        SEPTEMBER 30,    SEPTEMBER 30,
                                             2000             2000
                                         (UNAUDITED)      (UNAUDITED)
                                        --------------   --------------
From operations:
  Net investment income (loss)........     $    50           $   (1)
  Net realized gain (loss) on
    investments.......................          31               (2)
  Net change in unrealized
    appreciation (depreciation) of
    investments.......................        (381)            (212)
                                           -------           ------
Net increase (decrease) in net assets
  resulting from operations...........        (300)            (215)
                                           -------           ------
From unit transactions:
  Net proceeds from the issuance of
    units.............................      20,742            7,022
  Net asset value of units redeemed or
    used to meet contract
    obligations.......................        (880)             (74)
                                           -------           ------
Net increase from unit transactions...      19,862            6,948
                                           -------           ------
Net increase in net assets............      19,562            6,733
Net assets beginning of period........           0                0
                                           -------           ------
Net assets end of period*.............     $19,562           $6,733
                                           =======           ======
Unit transactions:
  Units outstanding beginning of
    period............................           0                0
  Units issued during the period......       2,007              702
  Units redeemed during the period....         (84)              (7)
                                           -------           ------
Units outstanding end of period.......       1,923              695
                                           =======           ======
---------------
 * Includes undistributed net
   investment income (loss) of:            $    50           $   (1)
                                           =======           ======
** Commencement of operations

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                                                               MONY CUSTOM ESTATE MASTER
                                   ----------------------------------------------------------------------------------
                                       MONY SERIES FUND, INC.                 ENTERPRISE ACCUMULATION TRUST
                                   -------------------------------   ------------------------------------------------
                                                                                          SMALL
                                       MONEY          LONG TERM                          COMPANY
                                       MARKET            BOND            EQUITY           VALUE           MANAGED
                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                   --------------   --------------   --------------   --------------   --------------
                                   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                    FEBRUARY 11,      AUGUST 8,        JANUARY 4,       APRIL 10,        APRIL 10,
                                       2000**           2000**           2000**           2000**           2000**
                                      THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                                   SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                        2000             2000             2000             2000             2000
                                    (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                   --------------   --------------   --------------   --------------   --------------
Dividend Income..................      $1,817             $0            $    60          $    16           $  41
Distribution from capital gain...           0              0              2,170            2,034             639
Mortality and expense risk
  charges........................        (107)            (2)                (6)              (5)             (1)
                                       ------             --            -------          -------           -----
Net investment income (loss).....       1,710             (2)             2,224            2,045             679
                                       ------             --            -------          -------           -----
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
    investments..................           0              1                 36              (10)            (15)
  Net change in unrealized
    appreciation (depreciation)
    of investments...............           0              7             (2,056)          (2,450)           (686)
                                       ------             --            -------          -------           -----
Net realized and unrealized gain
  (loss) on investments..........           0              8             (2,020)          (2,460)           (701)
                                       ------             --            -------          -------           -----
Net increase (decrease) in net
  assets resulting from
  operations.....................      $1,710             $6            $   204          $  (415)          $ (22)
                                       ======             ==            =======          =======           =====



                                                               MONY CUSTOM ESTATE MASTER
                                   ----------------------------------------------------------------------------------
                                                             ENTERPRISE ACCUMULATION TRUST
                                   ----------------------------------------------------------------------------------
                                                                         SMALL                             EQUITY
                                   INTERNATIONAL                        COMPANY           EQUITY          GROWTH &
                                       GROWTH           GROWTH           GROWTH           INCOME           INCOME
                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                   --------------   --------------   --------------   --------------   --------------
                                   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                     JANUARY 4,       JANUARY 4,      JANUARY 14,       APRIL 10,         MAY 30,
                                       2000**           2000**           2000**           2000**           2000**
                                      THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                                   SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                        2000             2000             2000             2000             2000
                                    (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                   --------------   --------------   --------------   --------------   --------------
Dividend Income..................      $  11           $    26            $  0             $ 35             $23
Distribution from capital gain...        522               224              52                0               0
Mortality and expense risk
  charges........................         (7)              (31)             (9)              (5)             (8)
                                       -----           -------            ----             ----             ---
Net investment income (loss).....        526               219              43               30              15
                                       -----           -------            ----             ----             ---
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
    investments..................        (45)              (19)             19               12              10
  Net change in unrealized
    appreciation (depreciation)
    of investments...............       (746)           (2,362)            722               83               2
                                       -----           -------            ----             ----             ---
Net realized and unrealized gain
  (loss) on investments..........       (791)           (2,381)            741               95              12
                                       -----           -------            ----             ----             ---
Net increase (decrease) in net
  assets resulting from
  operations.....................      $(265)          $(2,162)           $784             $125             $27
                                       =====           =======            ====             ====             ===



                                   MONY CUSTOM ESTATE MASTER
                                   --------------
                                   ENTERPRISE ACCUMULATION TRUST
                                   --------------

                                        HIGH
                                       YIELD
                                     SUBACCOUNT
                                   --------------
                                   FOR THE PERIOD
                                     AUGUST 8,
                                       2000**
                                      THROUGH
                                   SEPTEMBER 30,
                                        2000
                                    (UNAUDITED)
                                   --------------
Dividend Income..................       $58
Distribution from capital gain...         0
Mortality and expense risk
  charges........................        (2)
                                        ---
Net investment income (loss).....        56
                                        ---
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
    investments..................         0
  Net change in unrealized
    appreciation (depreciation)
    of investments...............       (61)
                                        ---
Net realized and unrealized gain
  (loss) on investments..........       (61)
                                        ---
Net increase (decrease) in net
  assets resulting from
  operations.....................       $(5)
                                        ===

---------------
** Commencement of operations

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                               MONY CUSTOM ESTATE MASTER
                                   ----------------------------------------------------------------------------------
                                       ENTERPRISE ACCUMULATION
                                                TRUST                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                   -------------------------------   ------------------------------------------------

                                                                                                          VIP III
                                      CAPITAL         MULTI-CAP           VIP             VIP II           GROWTH
                                    APPRECIATION        GROWTH           GROWTH         CONTRAFUND     OPPORTUNITIES
                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                   --------------   --------------   --------------   --------------   --------------
                                   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                    JANUARY 14,      JANUARY 14,       JANUARY 4,        JULY 6,         JANUARY 4,
                                       2000**           2000**           2000**           2000**           2000**
                                      THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                                   SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                        2000             2000             2000             2000             2000
                                    (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                   --------------   --------------   --------------   --------------   --------------
Dividend income..................      $   0            $   0            $ 160             $ 0             $ 107
Distribution from capital gain...        496                8                0               0                 0
Mortality and expense risk
  charges........................        (12)             (17)              (8)             (4)               (3)
                                       -----            -----            -----             ---             -----
Net investment income (loss).....        484               (9)             152              (4)              104
                                       -----            -----            -----             ---             -----
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
    investments..................         (8)             (69)              (5)              1               (12)
  Net change in unrealized
    appreciation (depreciation)
    of investments...............       (160)            (284)            (233)             15              (124)
                                       -----            -----            -----             ---             -----
Net realized and unrealized gain
  (loss) on investments..........       (168)            (353)            (238)             16              (136)
                                       -----            -----            -----             ---             -----
Net increase (decrease) in net
  assets resulting from
  operations.....................      $ 316            $(362)           $ (86)            $12             $ (32)
                                       =====            =====            =====             ===             =====

                                                       MONY CUSTOM ESTATE MASTER
                                   -----------------------------------------------------------------

                                                          JANUS ASPEN SERIES
                                   -----------------------------------------------------------------

                                     AGGRESSIVE                         CAPITAL         WORLDWIDE
                                       GROWTH          BALANCED       APPRECIATION        GROWTH
                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                   --------------   --------------   --------------   --------------
                                   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                      APRIL 7,        JANUARY 4,        APRIL 7,        JANUARY 4,
                                       2000**           2000**           2000**           2000**
                                      THROUGH          THROUGH          THROUGH          THROUGH
                                   SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                        2000             2000             2000             2000
                                    (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                   --------------   --------------   --------------   --------------
Dividend income..................      $ 935            $ 169             $ 62           $   833
Distribution from capital gain...          0                0                0                 0
Mortality and expense risk
  charges........................        (15)              (3)             (12)              (15)
                                       -----            -----             ----           -------
Net investment income (loss).....        920              166               50               818
                                       -----            -----             ----           -------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
    investments..................       (136)              (2)             (67)               (2)
  Net change in unrealized
    appreciation (depreciation)
    of investments...............       (712)            (125)             254            (1,671)
                                       -----            -----             ----           -------
Net realized and unrealized gain
  (loss) on investments..........       (848)            (127)             187            (1,673)
                                       -----            -----             ----           -------
Net increase (decrease) in net
  assets resulting from
  operations.....................      $  72            $  39             $237           $  (855)
                                       =====            =====             ====           =======

                                      MONY CUSTOM ESTATE MASTER
                                   -------------------------------

                                               DREYFUS
                                   -------------------------------
                                                       SOCIALLY
                                                     RESPONSIBLE
                                    STOCK INDEX      GROWTH FUND,
                                        FUND             INC.
                                     SUBACCOUNT       SUBACCOUNT
                                   --------------   --------------
                                   FOR THE PERIOD   FOR THE PERIOD
                                       MAY 3,       SEPTEMBER 13,
                                      2000 **           2000**
                                      THROUGH          THROUGH
                                   SEPTEMBER 30,    SEPTEMBER 30,
                                        2000             2000
                                    (UNAUDITED)      (UNAUDITED)
                                   --------------   --------------
Dividend income..................      $  69            $   0
Distribution from capital gain...          0                0
Mortality and expense risk
  charges........................        (19)              (1)
                                       -----            -----
Net investment income (loss).....         50               (1)
                                       -----            -----
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
    investments..................         31               (2)
  Net change in unrealized
    appreciation (depreciation)
    of investments...............       (381)            (212)
                                       -----            -----
Net realized and unrealized gain
  (loss) on investments..........       (350)            (214)
                                       -----            -----
Net increase (decrease) in net
  assets resulting from
  operations.....................      $(300)           $(215)
                                       =====            =====

---------------
** Commencement of operations

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND BUSINESS

     MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist) Variable Universal Life (MONYEquity Master, MONY Custom Equity Master and MONY Custom Estate Master). These policies are issued by MONY. For presentation purposes, the information related only to the Variable Universal Life Insurance policies (MONY Custom Estate Master) is presented here.

     There are twenty-five MONY Custom Estate Master Subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Funds, or Janus Aspen Series (collectively, the "Funds"). Twenty-two subaccounts of the MONY Custom Estate Master commenced operations as of September 30,2000 The Funds are registered under the 1940 Act as an open end, diversified, management investment companies The Fund and Enterprise are affiliated with MONY.

     A full presentation of the related financial statements and footnotes of the Funds are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investment:

     The investment in shares of each of the respective Funds' portfolio is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the money market portfolios, the net asset value is based on amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

     Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income is recorded on ex-dividend date. Dividend income includes distributions of investment income and capital gains received from the respective portfolios of the Funds. Dividend income received is reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

                                      MONY

                               VARIABLE ACCOUNT L

             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY . A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the MONY Custom Estate Master Subaccounts for the nine months ended September 30, 2000 aggregated $13,535.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.35% of the average daily net assets of each of the MONY Custom Estate Master subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENT TRANSACTIONS:

     Cost of shares acquired and proceeds from shares redeemed by each subaccount during the nine months ended September 30, 2000 were as follows:

                                                              COST OF        PROCEEDS FROM
         MONY CUSTOM ESTATE MASTER SUBACCOUNTS            SHARES ACQUIRED   SHARES REDEEMED
         -------------------------------------            ---------------   ---------------
MONY Series Fund, Inc.
Money Market Portfolio..................................      $63,381           $4,397
Long Term Portfolio.....................................        4,416              212
Enterprise Accumulation Trust
Equity Portfolio........................................        9,330              326
Small Company Value Portfolio...........................       11,620              306
Managed Portfolio.......................................        2,139              146
International Growth Portfolio..........................        6,204              438
Growth Portfolio........................................       29,108            1,562
Small Company Growth Portfolio..........................        7,085              421
Equity Income Portfolio.................................        8,147              471
Capital Appreciation Portfolio..........................       10,417              646
Multi-Cap Growth Portfolio..............................       17,344              828
Growth & Income Portfolio...............................        9,117              457
High Yield Portfolio....................................        4,416              212
Balanced Portfolio......................................        2,358            2,334
Fidelity Variable Insurance Products Funds
VIP Growth Portfolio....................................        7,149              397
VIP II Contrafund Portfolio.............................       11,261              211
VIP III Growth Opportunities Portfolio..................        1,790              215

                                      MONY

                               VARIABLE ACCOUNT L

             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4. INVESTMENT TRANSACTIONS (CONTINUED)

                                                              COST OF        PROCEEDS FROM
         MONY CUSTOM ESTATE MASTER SUBACCOUNTS            SHARES ACQUIRED   SHARES REDEEMED
         -------------------------------------            ---------------   ---------------
Janus Aspen Series
Aggressive Growth Portfolio.............................      $15,471           $  713
Balanced Portfolio......................................        2,174              254
Capital Appreciation Portfolio..........................       13,472              577
Worldwide Growth Portfolio..............................       20,099              731
Dreyfus
Stock Index Portfolio...................................       20,742              881
Socially Responsible Portfolio..........................        7,022               74

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

            UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS
                 AS OF SEPTEMBER 30, 2000 AND DECEMBER 31, 1999

                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  2000            1999
                                                              -------------   ------------
                                                                    ($ IN MILLIONS)
ASSETS
Investments:
  Fixed maturity securities available for sale, at fair
     value..................................................    $ 3,083.5      $ 3,066.7
  Equity securities available for sale, at fair value.......        537.5          519.8
  Mortgage loans on real estate.............................      1,119.3        1,270.4
  Policy loans..............................................         78.7           69.1
  Real estate to be disposed of.............................        235.7          300.9
  Real estate held for investment...........................         46.6           46.2
  Other invested assets.....................................         90.0           37.9
                                                                ---------      ---------
                                                                  5,191.3        5,311.0
                                                                =========      =========
Cash and cash equivalents...................................        278.5          232.6
Accrued investment income...................................         76.8           74.6
Amounts due from reinsurers.................................        485.2          488.0
Deferred policy acquisition costs...........................        636.4          558.3
Other assets................................................        529.9          348.3
Assets transferred in Group Pension Transaction (Note 4)....      4,980.8        5,109.8
Separate account assets.....................................      6,103.0        6,398.3
Closed Block assets (Note 6)................................      6,218.2        6,182.1
                                                                ---------      ---------
     Total assets...........................................    $24,500.1      $24,703.0
                                                                =========      =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Future policy benefits......................................    $   972.7      $   954.3
Policyholders' account balances.............................      1,908.7        1,942.9
Other policyholders' liabilities............................        117.0          120.4
Amounts due to reinsurers...................................         87.4           83.8
Accounts payable and other liabilities......................        574.0          580.9
Short-term debt.............................................         52.8           53.4
Long-term debt..............................................        217.0          245.4
Current federal income taxes payable........................        130.7          147.4
Deferred federal income taxes...............................         52.1          (16.9)
Liabilities transferred in Group Pension Transaction (Note
  4)........................................................      4,968.7        5,099.1
Separate account liabilities................................      6,100.6        6,396.2
Closed Block liabilities (Note 6)...........................      7,310.3        7,303.3
                                                                ---------      ---------
     Total liabilities......................................    $22,492.0      $22,910.2
                                                                =========      =========
Commitments and contingencies (Note 5)
Common stock, $1.0 par value; 2.5 million shares authorized
  and outstanding...........................................    $     2.5      $     2.5
Capital in excess of par....................................      1,628.6        1,563.6
Retained earnings...........................................        397.5          256.1
Accumulated other comprehensive (loss)......................        (20.5)         (29.4)
                                                                ---------      ---------
     Total shareholders' equity.............................      2,008.1        1,792.8
                                                                ---------      ---------
     Total liabilities and shareholders' equity.............    $24,500.1      $24,703.0
                                                                =========      =========

  See accompanying notes to unaudited interim condensed consolidated financial statements.

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

         UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME
         FOR THE THREE-MONTH PERIODS ENDED SEPTEMBER 30, 2000 AND 1999

                                                                2000         1999
                                                              ---------    ---------
                                                              ($ IN MILLIONS, EXCEPT
                                                                SHARE DATA AND PER
                                                                  SHARE AMOUNTS)
REVENUES:
Premiums....................................................   $ 26.5       $ 20.8
Universal life and investment-type product policy fees......     51.2         47.8
Net investment income.......................................    130.8        123.9
Net realized (losses)/gains on investments..................     20.3         22.5
Group Pension Profits (Note 4)..............................     10.8         21.5
Other income................................................     51.7         47.2
Contribution from the Closed Block (Note 6).................     10.7          9.5
                                                               ------       ------
                                                                302.0        293.2
                                                               ------       ------
BENEFITS AND EXPENSES:
Benefits to policyholders...................................     46.0         34.9
Interest credited to policyholders' account balances........     26.7         26.4
Amortization of deferred policy acquisition costs...........     16.0         21.9
Dividends to policyholders..................................      0.6          0.7
Other operating costs and expenses..........................    111.5        164.8
                                                               ------       ------
                                                                200.8        248.7
                                                               ------       ------
Income before income taxes and extraordinary item...........    101.2         44.5
Income tax expense..........................................     33.6         15.3
                                                               ------       ------
Income before extraordinary item............................     67.6         29.2
Extraordinary loss, net of tax..............................      1.0          1.9
                                                               ------       ------
Net income..................................................     66.6         27.3
Other comprehensive loss, net...............................     34.7        (28.5)
                                                               ------       ------
Comprehensive income/(loss).................................   $101.3       $ (1.2)
                                                               ======       ======

  See accompanying notes to unaudited interim condensed consolidated financial statements

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

         UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME
          FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2000 AND 1999

                                                                 2000           1999
                                                              -----------    ----------
                                                               ($ IN MILLIONS, EXCEPT
                                                              SHARE DATA AND PER SHARE
                                                                      AMOUNTS)
REVENUES:
Premiums....................................................   $   84.4       $  65.0
Universal life and investment-type product policy fees......      157.0         145.7
Net investment income.......................................      514.1         320.7
Net realized gains on investments...........................       36.9          93.1
Group Pension Profits (Note 4)..............................       29.0          47.8
Other income................................................      172.3         138.9
Contribution from the Closed Block (Note 6).................       32.1          31.4
                                                               --------       -------
                                                                1,025.8         842.6
                                                               --------       -------
BENEFITS AND EXPENSES:
Benefits to policyholders...................................      126.9         108.3
Interest credited to policyholders' account balances........       76.6          80.7
Amortization of deferred policy acquisition costs...........       58.8          54.1
Dividends to policyholders..................................        1.8           1.4
Other operating costs and expenses..........................      376.3         391.3
                                                               --------       -------
                                                                  640.4         635.8
                                                               --------       -------
Income before income taxes and extraordinary item...........      385.4         206.8
Income tax expense..........................................      131.3          70.7
                                                               --------       -------
Income before extraordinary item............................      254.1         136.1
                                                               --------       -------
Extraordinary loss, net of tax..............................       37.7           1.9
                                                               --------       -------
Net income..................................................      216.4         134.2
                                                               --------       -------
Other comprehensive loss, net...............................        8.9        (140.7)
                                                               --------       -------
Comprehensive income/(loss).................................   $  225.3       $  (6.5)
                                                               ========       =======

  See accompanying notes to unaudited interim condensed consolidated financial statements

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

               UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENT
                       OF CHANGES IN SHAREHOLDERS' EQUITY
                   NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2000

                                                                            ACCUMULATED
                                                     CAPITAL                   OTHER           TOTAL
                                           COMMON   IN EXCESS   RETAINED   COMPREHENSIVE   SHAREHOLDERS'
                                           STOCK     OF PAR     EARNINGS      INCOME          EQUITY
                                           ------   ---------   --------   -------------   -------------
                                                                  ($ IN MILLIONS)
BALANCE, DECEMBER 31, 1999...............   $2.5    $1,563.6     $256.1       $(29.4)        $ 1,792.8
Capital Contribution.....................               65.0                                      65.0
Dividends Payable........................                         (75.0)                         (75.0)
Comprehensive income.....................
     Net income..........................                         216.4                          216.4
     Other comprehensive income(1).......                                        8.9               8.9
                                                                                             ---------
Comprehensive income.....................                                                        225.3
                                            ----    --------     ------       ------         ---------
BALANCE, SEPTEMBER 30, 2000..............   $2.5    $1,628.6     $397.5       $(20.5)        $2,0080.1
                                            ====    ========     ======       ======         =========

---------------
(1) Represents unrealized losses on investments, net of unrealized gains, reclassification adjustments, and taxes.

  See accompanying notes to unaudited interim condensed consolidated financial statements.

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

       UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
              NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2000 AND 1999

                                                                2000        1999
                                                              ---------   ---------
                                                                 ($ IN MILLIONS)
NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES.........  $  (100.1)  $    39.3
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayment of:
  Fixed maturities securities...............................      449.6       472.5
  Equity securities.........................................      318.2       168.2
  Mortgage loans on real estate.............................      353.3       101.3
  Real estate...............................................      102.8       257.6
  Other invested assets.....................................        1.6         4.6
Acquisitions of investments:
  Fixed maturities securities...............................     (458.3)     (631.8)
  Equity securities.........................................      (98.2)     (105.9)
  Mortgage loans on real estate.............................     (175.2)     (337.8)
  Real estate...............................................      (36.3)      (29.2)
  Other invested assets.....................................      (37.9)       (4.7)
  Policy loans, net.........................................       (9.6)      (28.2)
  Other, net................................................     (150.0)       16.0
Property, plant and equipment, net..........................      (28.9)      (14.7)
                                                              ---------   ---------
Net cash provided by/(used in) investing activities.........  $   231.1   $  (132.1)
                                                              ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of debt............................................      215.0          --
Repayments of debt..........................................     (284.3)      (29.2)
Receipts from annuity and universal life policies credited
  to policyholder account balances..........................    1,854.7     1,293.0
Return of policyholder's account balances on annuity and
  universal life policies...................................   (1,860.5)   (1,288.4)
Capital Contribution........................................       65.0          --
Dividends paid to shareholders..............................      (75.0)
                                                              ---------   ---------
Net cash (used in) financing activities.....................      (85.1)      (24.6)
                                                              ---------   ---------
Net (decrease)/increase in cash and cash equivalents........       45.9      (117.4)
Cash and cash equivalents, beginning of period..............      232.6       270.2
                                                              ---------   ---------
Cash and cash equivalents, end of period....................  $   278.5   $   152.8
                                                              =========   =========

  See accompanying notes to unaudited interim condensed consolidated financial statements.

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

     On November 16, 1998, pursuant to its Plan of Reorganization (the "Plan") which was approved by the New York Superintendent of Insurance on the same day (the "Plan Effective Date"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company (the "Demutualization") and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group" or the "Holding Company"), a Delaware corporation organized on June 24, 1997 for the purpose of becoming the parent holding company of MONY. The MONY Group has no other operations or subsidiaries. In connection with the Plan, MONY established a closed block to fund the guaranteed benefits and dividends of certain participating insurance policies, and eligible policyholders received cash, policy credits, or shares of common stock of the MONY Group in exchange for their membership interests in MONY. Also, on November 16, 1998, the MONY Group consummated an initial public offering (the "Offerings") of approximately 12.9 million shares of its common stock and MONY changed its name to MONY Life Insurance Company (MONY Life Insurance Company and its subsidiaries are hereafter referred to as "MONY Life" or the "Company"). The shares of common stock issued in the Offerings are in addition to approximately 34.3 million shares of common stock of the MONY Group distributed to the aforementioned policyholders. The Plan and the Offerings are hereafter collectively referred to as the "Transaction". During 1999, the Company increased the number of its common shares authorized and outstanding from 2.0 million to 2.5 million in order to comply with regulatory requirements.

     MONY Life is primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products and services to higher income individuals, particularly family builders, pre-retirees, and small business owners (see Note 3). The Company distributes its products primarily through its career agency sales force and various complementary distribution channels. These include sales of mutual funds sold by Enterprise Capital Management through third-party broker dealers, sales of protection products sold by the Company's U.S. Financial Life Insurance Company ("USFL") subsidiary through brokerage general agencies, sales of corporate-owned life insurance ("COLI") products by the Company's corporate marketing team and sales of a variety of financial products and services through the Company's Trusted Securities Advisors Corp. subsidiary. The Company primarily sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico.

2. BASIS OF PRESENTATION:

     The accompanying unaudited interim condensed consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management these statements include all normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods presented. These statements should be read in conjunction with the consolidated financial statements of the Company for the year ended December 31, 1999. The results of operations for the three-month and nine-month periods ended September 30, 2000 are not necessarily indicative of the results to be expected for the full year. Certain reclassifications have been made in the amounts presented for the comparative prior periods to conform those periods to the current presentation.

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3. SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment. The Company's mutual fund operation, which is conducted through its Enterprise Capital Management subsidiary, offers proprietary mutual funds directly to retail customers as well as proprietary and non-proprietary mutual funds through products marketed by the accumulation products segment. Accordingly, for management purposes (including performance assessment and making decisions regarding the allocation of resources) the Company aggregates its mutual fund operations with its accumulation products segment.

     Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with FASB Statement No. 131. All of the Company's other segments are combined and reported in an other products segment.

     Products comprising the protection products segment primarily include a wide range of insurance products, including; whole life, term life, universal life, variable universal life, corporate-owned life insurance, last survivor variable universal life, group universal life and special-risk products. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits (see Note 4) and (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block (see Note 6). The Protection Products segment also includes the in-force business from last survivor universal life and last survivor whole life products. In its Accumulation Products segment, the Company primarily offers flexible premium variable annuities and proprietary retail mutual funds. The Accumulation Products segment also includes the in-force business from single premium deferred annuities and immediate annuities. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (see Note 4).

     Set forth in the table below is certain financial information with respect to the Company's operating segments as of September 30, 2000 and December 31, 1999 and for the three-month and nine-month periods ended September 30, 2000 and 1999, as well as amounts not allocated to the segments. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and certain nonrecurring items (e.g. items of an unusual or infrequent nature). In addition, all segment revenues are from external customers.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to maintain a

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

targeted regulatory risk-based capital ("RBC") level for each segment. Allocations of net investment income and net realized gains on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) are included in the protection products segment.

     Amounts reported as "reconciling amounts" in the table below represent amounts not allocated to segments and primarily relate to certain expenses relating to the Company's employee benefit plans.

     Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the preparation of the Unaudited Interim Condensed Consolidated Financial Statements. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g. items of an unusual or infrequent nature). The Company does not allocate certain nonrecurring items to the segments. In addition, all segment revenues are from external customers.

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                   FOR THE THREE-MONTH    FOR THE NINE-MONTH
                                                      PERIODS ENDED         PERIODS ENDED
                                                      SEPTEMBER 30,         SEPTEMBER 30,
                                                   --------------------   ------------------
                                                     2000        1999      2000       1999
                                                   --------    --------   -------    -------
                                                                ($ IN MILLIONS)
PREMIUMS:
Protection Products(1)...........................   $ 24.3      $ 19.0    $ 77.6     $ 58.3
Accumulation Products............................      0.0        (0.2)      0.4        0.6
Other Products...................................      2.2         2.0       6.4        6.1
                                                    ------      ------    ------     ------
                                                    $ 26.5      $ 20.8    $ 84.4     $ 65.0
                                                    ======      ======    ======     ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
Protection Products..............................   $ 33.8      $ 29.9    $102.3     $ 91.5
Accumulation Products............................     17.3        17.8      53.8       53.8
Other Products...................................      0.1         0.1       0.9        0.4
                                                    ------      ------    ------     ------
                                                    $ 51.2      $ 47.8    $157.0     $145.7
                                                    ======      ======    ======     ======
NET INVESTMENT INCOME AND NET REALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Protection Products(2)...........................   $ 96.1      $ 98.6    $367.7     $276.6
Accumulation Products............................     30.4        30.1     106.6       91.6
Other Products...................................     17.7        16.5      63.9       44.4
Reconciling amounts..............................      6.9         1.2      12.8        1.2
                                                    ------      ------    ------     ------
                                                    $151.1      $146.4    $551.0     $413.8
                                                    ======      ======    ======     ======
OTHER INCOME:
Protection Products(3)(9)........................   $ 25.7      $ 33.5    $ 77.1     $ 88.8
Accumulation Products............................     29.8        24.1      92.5       68.1
Other Products...................................     16.2        19.4      60.3       57.9
Reconciling amounts..............................      1.5         1.2       3.5        3.3
                                                    ------      ------    ------     ------
                                                    $ 73.2      $ 78.2    $233.4     $218.1
                                                    ======      ======    ======     ======

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   FOR THE THREE-MONTH    FOR THE NINE-MONTH
                                                      PERIODS ENDED         PERIODS ENDED
                                                      SEPTEMBER 30,         SEPTEMBER 30,
                                                   --------------------   ------------------
                                                     2000        1999      2000       1999
                                                   --------    --------   -------    -------
                                                                ($ IN MILLIONS)
AMORTIZATION OF DEFERRED POLICY ACQUISITION
  COSTS:
Protection Products(13)..........................   $  9.2      $ 14.0    $ 37.4     $ 31.3
Accumulation Products............................      6.8         7.9      21.4       22.8
                                                    ------      ------    ------     ------
                                                    $ 16.0      $ 21.9    $ 58.8     $ 54.1
                                                    ======      ======    ======     ======
BENEFITS TO POLICYHOLDERS:(4)
Protection Products..............................   $ 46.6      $ 33.7    $124.9     $107.4
Accumulation Products............................     16.4        17.6      53.4       54.9
Other Products...................................      7.8         7.5      19.5       21.9
Reconciling amounts..............................      1.9         2.5       5.7        4.8
                                                    ------      ------    ------     ------
                                                    $ 72.7      $ 61.3    $203.5     $189.0
                                                    ======      ======    ======     ======
DIVIDENDS TO POLICYHOLDERS:
Protection Products..............................   $  0.0      $  0.1    $ (0.2)    $ (0.7)
Accumulation Products............................      0.4         0.4       1.2        1.3
Other Products...................................      0.2         0.2       0.8        0.8
                                                    ------      ------    ------     ------
                                                    $  0.6      $  0.7    $  1.8     $  1.4
                                                    ======      ======    ======     ======
OTHER OPERATING COSTS AND EXPENSES:
Protection Products..............................   $ 56.0      $ 59.2    $200.4     $190.0
Accumulation Products............................     26.2        24.7      87.1       75.9
Other Products...................................     24.7        22.0      78.3       66.5
Reconciling amounts..............................      4.6        58.9      10.5       58.9
                                                    ------      ------    ------     ------
                                                    $111.5      $164.8    $376.3     $391.3
                                                    ======      ======    ======     ======
INCOME BEFORE INCOME TAXES:
Protection Products..............................   $ 68.1      $ 74.0    $262.2     $187.2
Accumulation Products............................     27.7        21.2      90.2       59.2
Other Products...................................      3.5         8.3      32.9       19.6
Reconciling amounts..............................      1.9       (59.0)      0.1      (59.2)
                                                    ------      ------    ------     ------
                                                    $101.2      $ 44.5    $385.4     $206.8
                                                    ======      ======    ======     ======

                                                                  AS OF          AS OF
                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  2000            1999
                                                              -------------   ------------
ASSETS:(7)
Protection Products(5)(10)..................................    $16,505.2      $16,164.5
Accumulation Products.......................................      5,859.6        6,175.0
Other Products..............................................      1,090.8        1,187.6
Reconciling amounts.........................................      1,044.5        1,175.9
                                                                ---------      ---------
                                                                $24,500.1      $24,703.0
                                                                =========      =========
DEFERRED POLICY ACQUISITION COSTS:
Protection Products(11).....................................    $ 1,105.0      $ 1,094.9
Accumulation Products.......................................        151.1          153.3
                                                                ---------      ---------
                                                                $ 1,256.1      $ 1,248.2
                                                                =========      =========

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  AS OF          AS OF
                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  2000            1999
                                                              -------------   ------------
POLICYHOLDERS LIABILITIES:
Protection Products(6)(12)..................................    $10,261.8      $10,231.7
Accumulation Products.......................................      1,097.1        1,236.3
Other Products..............................................        392.2          418.9
Reconciling amounts.........................................         17.5           17.4
                                                                ---------      ---------
                                                                $11,768.6      $11,904.3
                                                                =========      =========
SEPARATE ACCOUNT LIABILITIES:(7)
Protection Products(8)......................................    $ 3,946.8      $ 3,843.5
Accumulation Products.......................................      4,313.3        4,548.9
Other Products..............................................        511.1          604.2
Reconciling amounts.........................................        786.2          832.3
                                                                ---------      ---------
                                                                $ 9,557.4      $ 9,828.9
                                                                =========      =========

---------------
 (1) Excludes $136.0 million and $144.2 million of individual life premiums in the Closed Block for the three-month periods ended September 30, 2000 and 1999, respectively, and $419.6 million and $448.6 million for the nine-month periods ended September 30, 2000 and 1999, respectively (see
     Note 6).

 (2) Excludes net investment income and net realized gains on investments in the Closed Block of $101.8 million and $96.7 million for the three-month periods ended September 30, 2000 and 1999, respectively, and $289.9 million and $288.6 million for the nine-month periods ended September 30, 2000 and 1999, respectively (see Note 6).

 (3) Includes Group Pension Profits of $10.8 million and $21.5 million for the three-month periods ended September 30, 2000 and 1999, respectively, and $29.0 million and $47.8 million for the nine-month period ended September 30, 2000 and 1999, respectively (see Note 4).

 (4) Includes interest credited to policyholders' account balances. Excludes $150.2 million and $147.6 million of benefits and interest credited to policyholders' account balances related to the Closed Block for the three-month periods ended September 30, 2000 and 1999, respectively, and $456.7 million and $466.0 million for the nine-month periods ended September 30, 2000 and 1999, respectively (see Note 6).

 (5) Includes assets transferred in the Group Pension Transaction of $4,980.8 million and $5,109.8 million as of September 30, 2000 and December 31, 1999, respectively (see Note 4).

 (6) Includes policyholder liabilities transferred in the Group Pension Transaction of $1,500.7 million and $1,645.7 million as of September 30, 2000 and December 31, 1999, respectively (see Note 4).

 (7) Each segment includes separate account assets in an amount equal to the corresponding liability reported.

 (8) Includes separate account liabilities transferred in the Group Pension Transaction of $3,456.9 million and $3,432.7 million as of September 30, 2000 and December 31, 1999 respectively (see Note 4).

 (9) Includes $10.7 million and $9.5 million relating to the Contribution from the Closed Block for the three-month periods ended September 30, 2000 and 1999, respectively and $32.1 million and $31.4 million for the nine-month periods ended September 30, 2000 and 1999, respectively (see Note 6).

(10) Includes Closed Block assets of $6,218.2 million and $6,182.1 million as of September 30, 2000 and December 31, 1999, respectively (see Note 6).

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(11) Includes deferred policy acquisition costs allocated to the Closed Block of $619.7 million and $689.9 million as of September 30, 2000 and December 31, 1999, respectively (see Note 6).

(12) Includes Closed Block policyholders' liabilities of $7,269.5 million and $7,241.0 million as of September 30, 2000 and December 31, 1999, respectively (see Note 6).

(13) Excludes $14.7 million and $19.4 million of amortization of deferred policy acquisition costs related to the Closed Block for the three-month periods ended September 30, 2000 and 1999, respectively, and $46.6 million and $54.5 million for the nine-month periods ended September 30, 2000 and 1999, respectively (see Note 6).

     The following is a summary of premiums and universal life and investment-type product policy fees by product for the three-month and nine-month periods ended September 30, 2000 and 1999, respectively.

                                                          THREE-MONTH       NINE-MONTH
                                                         PERIODS ENDED     PERIODS ENDED
                                                         SEPTEMBER 30,     SEPTEMBER 30,
                                                        ---------------   ---------------
                                                         2000     1999     2000     1999
                                                        ------   ------   ------   ------
                                                        ($ IN MILLIONS)   ($ IN MILLIONS)
PREMIUMS:
Individual life(1)....................................  $24.1    $18.9    $ 77.2   $ 57.9
Group insurance.......................................    2.2      2.0       6.4      6.1
Disability income insurance...........................    0.2      0.1       0.4      0.4
Other.................................................     --     (0.2)      0.4      0.6
                                                        -----    -----    ------   ------
          Total.......................................  $26.5    $20.8    $ 84.4   $ 65.0
                                                        =====    =====    ======   ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
Universal life........................................  $17.6    $17.7    $ 52.1   $ 54.4
Variable universal life...............................   12.4      9.2      38.5     25.8
Corporate sponsored variable universal life...........    1.2      0.9       3.4      3.0
Group universal life..................................    2.6      2.1       8.3      8.3
Individual variable annuities.........................   17.3     17.7      53.6     53.4
Individual fixed annuities............................    0.1      0.2       1.1      0.8
                                                        -----    -----    ------   ------
          Total.......................................  $51.2    $47.8    $157.0   $145.7
                                                        =====    =====    ======   ======

---------------
(1) Excludes revenues from individual life in the Closed Block of $136.0 million and $144.2 million for the three-month periods ended September 30, 2000 and 1999, respectively, and $419.6 million and $448.6 million for the nine-month periods ended September 30, 2000 and 1999, respectively.

4. THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), MONY entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA will

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

     Pursuant to the Agreement, MONY agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44 percent per annum and the Series B Notes pay interest at 6.24 percent per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     In accordance with GAAP, the transaction did not constitute a sale because MONY retained substantially all the risks and rewards associated with the deposits on contracts in force and transferred to AEGON on the Group Pension Transaction Date (the "Existing Deposits"). Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". In addition, MONY reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, MONY receives from AUSA (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Group Pension Transaction Date. However, the level of new business growth necessary for MONY to receive the New Business Growth Payment make it unlikely that MONY will ever receive any such payment.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with a National Association of Insurance Commissioners ("NAIC") rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

     Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in MONY's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in MONY's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which MONY is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to MONY. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to MONY upon maturity of the Series A Notes.

     Management expects that Group Pension Profits will continue to decrease in the future consistent with the runoff of the Existing Deposits.

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables set forth certain summarized financial information relating to the Group Pension Transaction as of the dates and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities and (iii) the components of revenue and expense comprising the Group Pension Profits:

                                                                  AS OF          AS OF
                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  2000            1999
                                                              -------------   ------------
                                                                    ($ IN MILLIONS)
ASSETS:
General Account Fixed Maturities: available for sale, at
  estimated fair value (amortized cost; $1,423.7 million and
  $1,532.4 million, respectively)...........................    $1,411.4        $1,510.0
  Mortgage loans on real estate.............................        54.7            98.5
  Real estate to be disposed of.............................          --            16.8
  Cash and cash equivalents.................................        35.2            25.3
  Accrued investment income.................................        22.6            26.5
                                                                --------        --------
     Total general account assets...........................     1,523.9         1,677.1
Separate account assets.....................................     3,456.9         3,432.7
                                                                --------        --------
     Total assets...........................................    $4,980.8        $5,109.8
                                                                ========        ========
LIABILITIES:
General Account(1)
  Policyholders' account balances...........................    $1,500.7        $1,645.7
  Other liabilities.........................................        11.1            20.7
                                                                --------        --------
     Total general account liabilities......................    $1,511.8        $1,666.4
                                                                --------        --------
Separate account liabilities(2).............................    $3,456.9        $3,432.7
                                                                --------        --------
     Total Liabilities......................................    $4,968.7        $5,099.1
                                                                ========        ========

---------------
(1) Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $76.0 million and $88.9 million as of September 30, 2000 and December 31, 1999, respectively.

(2) Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $16.8 million and $20.3 million as of September 30, 2000 and December 31, 1999, respectively.

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             FOR THE         FOR THE
                                                           THREE-MONTH     NINE-MONTH
                                                          PERIODS ENDED   PERIODS ENDED
                                                          SEPTEMBER 30,   SEPTEMBER 30,
                                                          -------------   -------------
                                                          2000    1999    2000    1999
                                                          -----   -----   -----   -----
                                                                 ($ IN MILLIONS)
REVENUES:
Product policy fees.....................................  $ 7.4   $ 5.4   $19.4   $17.5
Net investment income...................................   27.8    31.6    86.2    98.2
Net realized gains on investments.......................    1.0    11.5     1.6    15.8
                                                          -----   -----   -----   -----
     Total revenues.....................................   36.2    48.5   107.2   131.5
                                                          -----   -----   -----   -----
BENEFITS AND EXPENSES:
Interest Credited to policyholders' account balances....   21.7    22.4    64.9    67.9
Other operating costs and expenses......................    3.7     4.6    13.3    15.8
                                                          -----   -----   -----   -----
     Total benefits and expenses........................   25.4    27.0    78.2    83.7
                                                          -----   -----   -----   -----
  Group Pension Profits.................................  $10.8   $21.5   $29.0   $47.8
                                                          =====   =====   =====   =====

5. COMMITMENTS AND CONTINGENCIES:

     a.) Since late 1995 a number of purported class actions were commenced in various state and federal courts against the Company alleging that the Company engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting the Company from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. The Company has answered the complaints in each action, (except for one being voluntarily held in abeyance), has denied any wrongdoing and has asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified one of those cases, the Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America, (now known as Defilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company) being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, and/or are being voluntarily held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted the Company's motion for summary judgment and dismissed all claims filed in the Goshen case against the Company. On

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court has subsequently reaffirmed that, for purposes of the remaining New York General Business law claims, the class is now limited to New York purchases only, (and plaintiffs have appealed this aspect of the ruling), and has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. The Company intends to defend itself vigorously against the sole remaining claim.

     b.) On November 16, 1999, The MONY Group, Inc. and MONY Life Insurance Company were served with a complaint in an action entitled Calvin Chatlos, M.D., and Alvin H. Clement, On Behalf of Themselves And All Others Similarly Situated
v. The MONY Life Insurance Company, The MONY Group Inc., and Neil D. Levin, Superintendent, New York Department of Insurance, filed in the United States District Court for the Southern District of New York. The action purports to be brought as a class action on behalf of all individuals who had an ownership interest in one or more in-force life insurance policies issued by MONY Life Insurance Company as of November 16, 1998. The complaint alleges that (i) the New York Superintendent of Insurance, Neil D. Levin, violated Section 7312 of the New York Insurance Law by approving the plan of demutualization, which plaintiffs claim was not fair and adequate, primarily because it allegedly failed to provide for sufficient assets for the mechanism established under the plan to preserve reasonable dividend expectations of the closed block, and (ii) MONY Life violated Section 7312 by failing to develop and submit to the Superintendent a plan of demutualization that was fair and adequate. The plaintiffs seek equitable relief in the form of an order vacating and/or modifying the Superintendent's order approving the plan of demutualization and/or directing the Superintendent to order MONY Life to increase the assets in the closed block, as well as unspecified monetary damages, attorneys' fees and other relief.

     In early January 2000, MONY Life and the Superintendent wrote to the District Court seeking a pre-motion conference preliminary to the filing of a motion to dismiss the federal complaint on jurisdictional, federal abstention and timeliness grounds and for failure to state a claim. Following receipt of those letters, plaintiffs' counsel offered voluntarily to dismiss their complaint, and a stipulation and order to that effect was thereafter filed and approved by the court.

     On March 27, 2000, plaintiffs filed a new action in New York State Supreme Court bearing the same caption and naming the same defendants as the previously filed federal action. The state court complaint differs from the complaint previously filed in federal court in two primary respects. First, it no longer asserts a claim for damages against the Superintendent, nor does its prayer for relief seek entry of an order vacating or modifying the Superintendent's decision or requiring the Superintendent to direct MONY Life to place additional assets into the closed block. Rather, it seeks an accounting and an order from the Court directing MONY Life to transfer additional assets to the closed block.

     Second, the new complaint contains claims for breach of contract and fiduciary duty, as well as new allegations regarding the adequacy of the disclosures contained in the Policyholder Information Booklet distributed to policyholders soliciting their approval of the plan of demutualization (which plaintiffs claim violated both the Insurance Law and MONY Life's fiduciary duties).

     In order to challenge successfully the New York Superintendent's approval of the plan, plaintiffs would have to sustain the burden of showing that such approval was arbitrary and capricious or an abuse of discretion, made in violation of lawful procedures, affected by an error of law or not supported by substantial evidence. In addition, Section 7312 provides that MONY Life may ask the court to require the challenging party to give security for the reasonable expenses, including attorneys' fees, which may be incurred by MONY Life or the Superintendent or for which MONY Life may become liable, to which

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

security MONY Life shall have recourse in such amount as the court shall determine upon the termination of the action.

     MONY Life and the Superintendent have moved to dismiss the state court complaint in its entirety on a variety of grounds. That motion is fully briefed and awaiting decision by the court. MONY Life believes that there are substantial defenses to plaintiffs' claims and intends to defend itself vigorously.

     c.) In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts.

     While the outcome of matters discussed in 5(a), 5(b) and 5(c) cannot be predicted with certainty, in the opinion of management, any additional liability beyond that recorded in the consolidated financial statements at September 30, 2000, resulting from the resolution of these matters will not have a material adverse effect on the Company's consolidated financial position or results of operations. There can be no assurance, however, that the present litigation will not have a material adverse effect on MONY Life.

     d.) Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the consolidated financial position and the results of operations of the Company.

     e.) The Company maintains a line of credit with domestic banks totaling $150.0 million with a scheduled renewal date in June 2001. Under this line of credit, the Company is required to maintain a certain statutory tangible net worth and debt to capitalization ratio. The Company has complied with all covenants relating thereto. The Company has not borrowed against these lines of credit since their inception.

     f.) At September 30, 2000, the Company had commitments to issue $10.5 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 7.85% to 9.15%. In addition, the Company had commitments to issue $115.3 million of fixed rate and floating rate commercial mortgage loans with interest rates ranging from 7.75% to 9.30%. The Company had commitments outstanding to purchase private fixed and floating rate maturity securities as of September 30, 2000 of $145.8 million with interest rates from 7.61% to 10.75%. At September 30, 2000, the Company had commitments to contribute capital to its equity partnership investments of $119.5 million.

6. CLOSED BLOCK:

     In accordance with New York State Insurance Law, on November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably expected to be sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender benefits, certain expenses and taxes, and for continuation of current payable dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

     The assets and liabilities allocated to the Closed Block were recorded in the Company's financial statements at their historical carrying values. The carrying values of the assets allocated to the Closed

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the unlikely event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block Policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     In addition, MONY Life has undertaken to reimburse the Closed Block from its general account assets outside the Closed Block for any reduction in principal payments due on the Series A Notes (which have been allocated to the Closed Block) pursuant to the terms thereof, as described in Note 4. Since the Closed Block has been funded to provide for the payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure the profits are distributed to Closed Block policyholders in a fair and equitable manner. In addition, periodically the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

     The results of the Closed Block are presented as a single line item in the Company's statements of income entitled, "Contribution from the Closed Block". Prior to the establishment of the Closed Block the results of the assets and policies comprising the Closed Block were reported in various line items in the Company's income statements, including: premiums, investment income, net realized gains and losses on investments, benefits, amortization of deferred policy acquisition costs, etc. In addition, all assets and liabilities allocated to the Closed Block are reported in the Company's balance sheet separately under the captions "Closed Block assets" and "Closed Block liabilities", respectively. Accordingly, certain line items in the Company's financial statements subsequent to the establishment of the Closed Block reflect material reductions in reported amounts, as compared to periods prior to the establishment of the Closed Block, while having no effect on net income.

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, not funded in the Closed Block. These

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

     The following tables set forth certain summarized financial information relating to the Closed Block, as of and for the periods indicated:

                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  2000            1999
                                                              -------------   ------------
                                                                    ($ IN MILLIONS)
ASSETS:
Fixed Maturities:
  Available for sale, at estimated fair value (amortized
     cost; $3,524.2 and $3,589.6, respectively).............    $3,449.8        $3,479.5
  Mortgage loans on real restate............................       539.9           443.0
  Policy loans..............................................     1,181.3         1,199.1
  Real estate...............................................        24.0            22.1
  Cash and cash equivalents.................................       145.0           111.3
  Premiums receivable.......................................         8.8            14.2
  Deferred policy acquisition costs.........................       619.7           689.9
  Other assets..............................................       249.7           223.0
                                                                --------        --------
     Total Closed Block assets..............................    $6,218.2        $6,182.1
                                                                ========        ========
LIABILITIES:
  Future policy benefits....................................    $6,790.1        $6,781.5
  Policyholders' account balances...........................       292.4           294.6
  Other Policyholders' liabilities..........................       187.0           164.9
  Other liabilities.........................................        40.8            62.3
                                                                --------        --------
     Total Closed Block liabilities.........................    $7,310.3        $7,303.3
                                                                ========        ========

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                          FOR THE           FOR THE
                                                        THREE-MONTH       NINE-MONTHS
                                                       PERIODS ENDED     PERIODS ENDED
                                                       SEPTEMBER 30,     SEPTEMBER 30,
                                                      ---------------   ---------------
                                                       2000     1999     2000     1999
                                                      ------   ------   ------   ------
                                                               ($ IN MILLIONS)
REVENUES:
Premiums............................................  $136.0   $144.2   $419.6   $448.6
Net investment income...............................   101.8     96.7    289.9    288.6
Net realized gains (losses) on investments..........      --       --                --
Other income........................................     0.6      0.4      1.7      1.1
                                                      ------   ------   ------   ------
     Total revenues.................................   238.4    241.3    711.2    738.3
                                                      ------   ------   ------   ------
BENEFITS AND EXPENSES:
Benefits to policyholders...........................   148.0    145.5    450.2    459.5
Interest credited to policyholders' account
  balances..........................................     2.2      2.1      6.5      6.5
Amortization of deferred policy acquisition costs...    14.7     19.4     46.6     54.5
Dividends to policyholders..........................    60.4     63.4    169.1    179.8
Other operating costs and expenses..................     2.4      1.4      6.7      6.6
                                                      ------   ------   ------   ------
     Total benefits and expenses....................   227.7    231.8    679.1    706.9
                                                      ------   ------   ------   ------
Contribution from the Closed Block..................  $ 10.7   $  9.5   $ 32.1   $ 31.4
                                                      ======   ======   ======   ======

     For the three-month periods ended September 30, 2000 and 1999, there were $5.6 million and $0.0 million, respectively, in charges for other than temporary impairments on fixed maturity securities in the Closed Block. For the nine-month periods ended September 30, 2000 and 1999, there were $10.1 million and $0.0 million, respectively, in charges for other than temporary impairments on fixed maturity securities in the Closed Block. At September 30, 2000 and December 31, 1999, there were $5.5 million and $0.0 million, respectively, of fixed income securities that were non-income producing for the twelve months preceding such dates. At September 30, 2000 and December 31, 1999, there were no non-income producing mortgage loans for the twelve months preceding such dates in the Closed Block.

7. EXTRAORDINARY AND OTHER ITEMS:

     a) In January 2000, the New York Insurance Department approved, and MONY Life paid, a dividend to MONY Group in the amount of $75 million.

     b) On January 12, 2000, the Holding Company filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") to register certain securities. This registration, known as a "Shelf Registration", provides MONY Group with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of MONY Group to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters of MONY Group and its subsidiaries, as it considers necessary.

     c) On March 8, 2000, the Holding Company issued $300.0 million principal amount of senior notes (the "Senior Notes") pursuant to the aforementioned Shelf Registration. The Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds to the Company from the issuance of the Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $296.6 million. Approximately $280.0 million of the net

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

proceeds from the issuance of the Senior Notes was used by the Holding Company to finance the repurchase, on March 8, 2000, by MONY Life of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the "9.5% Notes" and "11.25% Notes", respectively), which were outstanding at December 31, 1999. The balance of the net proceeds from the issuance of the Senior Notes was retained by the Holding Company for general corporate purposes. In the third quarter of 2000, the Company repurchased another $6.5 million face amount of the 11.25% Notes.

     To finance MONY Life's repurchase of the 9.5% Notes and the 11.25% Notes, the Holding Company on March 8, 2000:

          (i) purchased two surplus notes from MONY Life (hereafter referred as the "Inter-Company Surplus Notes") to replace 9.5% Notes and the 11.25% Notes. The term of the Inter-Company Surplus Notes are identical to the 9.2% Notes and 11.25% Notes, except that the Inter-Company Surplus Notes were provided to yield a current market rate of interest and the Inter-Company Surplus Note issued to replace the $116.5 million face amount of the 11.25% Notes was issued a face amount of $100.0 million, and

          (ii)  contributed capital to MONY Life in the amount of $65.0 million.

     As a result of the repurchase of the 9.5% Notes and substantially all of the 11.25% Notes, MONY Life recorded a pre-tax tax loss of $56.5 million ($36.7 million after tax) during the first quarter of 2000 and $1.6 million ($1.0 million after tax) during the third quarter of 2000. The loss resulted from the premium paid by MONY Life to the holders of the 9.5% Notes and the 11.25% Notes reflecting the excess of their fair value over their carrying value on MONY Life's books at the date of the transaction of approximately $7.0 million and $51.1 million, respectively. This loss is reported, net of tax, as an extraordinary item on MONY Life's income statement for the nine-month period ended September 30, 2000.

8. ACQUISITION OF THE ADVEST GROUP, INC.:

     On August 23, 2000, The MONY Group Inc, and The Advest Group, Inc. ("Advest"), entered into a definitive Agreement and Plan of Merger, dated as of August 23, 2000 (the "merger agreement"), providing, for the acquisition of Advest by MONY Group Inc.. Advest is a diversified financial services company providing securities brokerage, trading, investment banking, trust and asset management services. The merger agreement provides that the value of the consideration to be received by Advest shareholders will be fixed five days prior to the transaction closing date using the 10-day average closing price of MONY Group's shares at that time. Advest stockholders may elect to receive the consideration in shares of MONY Group common stock, an equivalent value in cash based upon the average closing price of MONY Group's shares, or a combination of cash and shares of MONY Group common stock. These elections will then be adjusted, as necessary, on a pro rata basis, to produce an aggregate consideration consisting of 49.9% cash and 50.1% MONY Group common stock.

     The business combination will be accounted for under the purchase method of accounting. Accordingly, a portion of the purchase price will be allocated to net tangible and intangible assets acquired based on their estimated fair values. The consummation of the merger, which is pending certain regulatory approvals, is expected to occur on or about December 31, 2000. Details of the proposed merger, including a copy of the merger agreement has been filed with the Securities and Exchange Commission on Form S-4 and mailed to all shareholders.

                THE MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      NOTES TO UNAUDITED INTERIM CONDENSED
                CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

9. NEW ACCOUNTING PRONOUNCEMENTS:

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133, as amended by SFAS 137, is effective for all fiscal quarters of the fiscal years beginning after June 15, 2000. SFAS 137 delayed the effective date of SFAS 133 by one year. Adoption of SFAS 133 is not expected to have a material effect on the Company's financial condition or results of operations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The MONY Life Insurance Company

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, changes in shareholders' equity and cash flows present fairly, in all material respects, the financial position of The MONY Life Insurance Company and Subsidiaries (the "Company"), formerly known as The Mutual Life Insurance Company of New York and subsidiaries, at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
February 10, 2000, except for Note 18(b) as to which the date is March 27, 2000 and Note 23(c), as to which the date is March 8, 2000.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                1999         1998
                                                              ---------    ---------
                                                                 ($ IN MILLIONS)
ASSETS
INVESTMENTS:
Fixed maturity securities available-for-sale, at fair
  value.....................................................  $ 3,066.7    $ 3,132.0
Equity securities available-for-sale, at fair value.........      519.8        457.2
Mortgage loans on real estate (Note 13).....................    1,270.4        988.3
Policy loans................................................       69.1         61.1
Real estate to be disposed of (Note 13).....................      300.9        312.9
Real estate held for investment (Note 13)...................       46.2        321.3
Other invested assets.......................................       37.9         40.7
                                                              ---------    ---------
                                                                5,311.0      5,313.5
                                                              =========    =========
Cash and cash equivalents...................................      232.6        270.2
Accrued investment income...................................       74.6         68.9
Amounts due from reinsurers.................................      488.0        478.1
Deferred policy acquisition costs...........................      558.3        439.7
Other assets................................................      365.4        325.6
Assets transferred in Group Pension Transaction (Note 10)...    5,109.8      5,751.8
Separate account assets.....................................    6,398.3      6,090.3
Closed Block assets (Note 20)...............................    6,182.1      6,161.2
                                                              ---------    ---------
  Total assets..............................................  $24,720.1    $24,899.3
                                                              =========    =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Future policy benefits......................................  $   954.3    $   960.0
Policyholders' account balances.............................    1,942.9      1,991.7
Other policyholders' liabilities............................      120.4        104.8
Amounts due to reinsurers...................................       83.8         95.6
Accounts payable and other liabilities......................      581.1        518.3
Short term debt (Note 16)...................................       53.4           --
Long term debt (Note 16)....................................      245.4        375.4
Current federal income taxes payable........................      147.4         79.1
Liabilities transferred in Group Pension Transaction (Note
  10).......................................................    5,099.1      5,678.5
Separate account liabilities................................    6,396.2      6,078.1
Closed Block liabilities (Note 20)..........................    7,303.3      7,290.7
                                                              ---------    ---------
  Total liabilities.........................................  $22,927.3    $23,172.2
                                                              =========    =========
Commitments and contingencies (Notes 9 and 18)
  Common stock, $1.00 par value; 2.5 million shares
  authorized and outstanding................................  $     2.5    $     2.0
Capital in excess of par....................................    1,563.6      1,564.1
Retained earnings...........................................      256.1          8.6
Accumulated other comprehensive income......................      (29.4)       152.4
                                                              ---------    ---------
  Total shareholders' equity................................    1,792.8      1,727.1
                                                              ---------    ---------
  Total liabilities and shareholders' equity................  $24,720.1    $24,899.3
                                                              =========    =========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                                                          1998
                                                                                       PRO FORMA*
                                                     1999        1998        1997      (UNAUDITED)
                                                   --------    --------    --------    -----------
                                                                   ($ IN MILLIONS)
REVENUES:
Premiums.........................................  $   96.3    $  621.7    $  838.6     $   77.9
Universal life and investment-type product policy
  fees...........................................     196.3       151.6       127.3        151.6
Net Investment income (Note 11)..................     524.9       688.3       733.0        361.1
Net realized gains on investments (Note 11)......     122.2       168.7        72.1        160.9
Group Pension Profits (Note 10)..................      63.0        56.8        60.0         56.8
Other income.....................................     195.8       162.6       145.4        161.3
Contribution from the Closed Block...............      44.8         5.7          --         52.2
                                                   --------    --------    --------     --------
                                                    1,243.3     1,855.4     1,976.4      1,021.8
                                                   --------    --------    --------     --------
BENEFITS AND EXPENSES:
Benefits to policyholders........................     147.0       679.8       840.1        124.4
Interest credited to policyholders' account
  balances.......................................     106.6       112.7       125.9        105.0
Amortization of deferred policy acquisition
  costs..........................................      70.3       122.0       181.2         52.2
Dividends to policyholders.......................       1.9       195.8       224.3          3.3
Other operating costs and expenses...............     536.6       451.7       417.2        443.5
                                                   --------    --------    --------     --------
                                                      862.4     1,562.0     1,788.7        728.4
                                                   --------    --------    --------     --------
Income before income taxes & extraordinary
  item...........................................     380.9       293.4       187.7        293.4
Income tax expense...............................     131.4       102.7        57.3        102.7
                                                   --------    --------    --------     --------
Income before extraordinary items................     249.5       190.7       130.4        190.7
                                                   --------    --------    --------     --------
Extraordinary items (Note 4).....................       2.0        27.2        13.3           --
                                                   --------    --------    --------     --------
Net income.......................................     247.5       163.5       117.1        190.7
                                                   --------    --------    --------     --------
Other comprehensive income, net (Note 11)........    (181.8)       34.3        33.0
                                                   --------    --------    --------
Comprehensive income.............................  $   65.7    $  197.8    $  150.1
                                                   ========    ========    ========

---------------
* The pro forma information gives effect to the transactions referred to in Notes 1 and 22.

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                                             ACCUMULATED
                                                     CAPITAL                    OTHER           TOTAL
                                           COMMON   IN EXCESS   RETAINED    COMPREHENSIVE   SHAREHOLDERS'
                                           STOCK     OF PAR     EARNINGS       INCOME          EQUITY
                                           ------   ---------   ---------   -------------   -------------
                                                                  ($ IN MILLIONS)
Balance, December 31, 1996...............   $       $           $ 1,085.4      $  85.1        $1,170.5
Comprehensive income:
  Net income.............................                           117.1                        117.1
  Other comprehensive income:
     Unrealized gains on investments, net
       of unrealized losses,
       reclassification adjustments, and
       taxes (Note 11)...................                                         35.9            35.9
     Minimum pension liability
       adjustment........................                                         (2.9)           (2.9)
                                                                               -------        --------
  Other comprehensive income.............                                         33.0            33.0
                                                                               -------        --------
Comprehensive income.....................                                                        150.1
                                            ----    --------    ---------      -------        --------
Balance, December 31, 1997...............                         1,202.5        118.1         1,320.6
Demutualization Transaction..............            1,344.2     (1,357.4)                       (13.2)
Capital Contribution.....................    2.0       219.9                                     221.9
Comprehensive income:
  Net income before demutualization......                           154.9                        154.9
  Net income after demutualization.......                             8.6                          8.6
                                            ----    --------    ---------      -------        --------
     Net income for the year.............                           163.5                        163.5
  Other comprehensive income:
     Unrealized losses on investments,
       net of unrealized gains,
       reclassification adjustments, and
       taxes (Note 11)...................                                         31.4            31.4
     Minimum pension liability
       adjustment........................                                          2.9             2.9
                                                                               -------        --------
  Other comprehensive income.............                                         34.3            34.3
                                            ----    --------    ---------      -------        --------
Comprehensive income.....................                                                        197.8
                                                                                              --------
Balance, December 31, 1998...............    2.0     1,564.1          8.6        152.4         1,727.1
Comprehensive income/(loss)
  Net income.............................                           247.5                        247.5
  Other comprehensive income: unrealized
     gains on investments, net of
     unrealized losses, reclassification
     adjustments, and taxes (Note 11)....                                       (181.8)         (181.8)
Change in number of authorized and
  outstanding shares.....................    0.5        (0.5)
                                                                                              --------
Comprehensive income/(loss)..............                                                         65.7
                                            ----    --------    ---------      -------        --------
Balance, December 31, 1999...............   $2.5    $1,563.6    $   256.1      $ (29.4)       $1,792.8
                                            ====    ========    =========      =======        ========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 4):
Net income................................................  $   247.5    $   163.5    $   117.1
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances....      105.0        110.6        122.3
  Universal life and investment-type product policy fee
     income...............................................     (143.5)      (123.6)      (112.9)
  Capitalization of deferred policy acquisition costs.....     (148.8)      (124.5)      (141.0)
  Amortization of deferred policy acquisition costs.......       70.3        122.0        181.2
  Provision for depreciation and amortization.............       31.5         41.4         55.0
  Provision for deferred federal income taxes.............       57.4         11.4        (50.2)
  Net realized gains on investments.......................     (122.2)      (168.7)       (72.1)
  Non-cash distributions from investments.................     (172.8)       (35.1)       (31.1)
  Change in other assets and accounts payable and other
     Liabilities..........................................      (26.4)       (32.7)      (177.5)
  Change in future policy benefits........................       (3.7)       136.2        206.9
  Change in other policyholders' liabilities..............       15.6         32.9        (17.4)
  Change in current federal income taxes payable..........      103.5        (14.9)       (11.2)
  Initial cash transferred to the Closed Block............         --        (46.9)          --
  Contribution from the Closed Block......................      (44.8)        (5.7)          --
                                                            ---------    ---------    ---------
Net cash (used in)/provided by operating activities.......      (31.4)        65.9         69.1
                                                            ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities........................................      689.4        887.3        952.0
  Equity securities.......................................      328.1        177.4        246.7
  Mortgage loans on real estate...........................      132.9        424.4        334.4
  Real estate.............................................      350.7        578.3        430.8
  Other invested assets...................................       18.7         46.0          5.0
Acquisitions of investments:
  Fixed maturities........................................     (830.0)    (1,479.7)    (1,336.2)
  Equity securities.......................................     (152.0)      (230.5)      (211.5)
  Mortgage loans on real estate...........................     (412.0)      (422.4)      (183.1)
  Real estate.............................................      (44.5)       (39.5)       (52.7)
  Other invested assets...................................      (20.6)        (2.1)        (1.7)
  Policy loans, net.......................................       (7.8)       (17.8)       (15.9)
  Other, net..............................................       60.3          8.8         10.1
  Property & equipment, net...............................      (22.5)       (30.9)       (35.8)
  Acquisition of subsidiaries, net of cash acquired.......         --        (46.0)          --
                                                            ---------    ---------    ---------
Net cash provided by/(used in) investing activities.......  $    90.7    $  (146.7)   $   142.1
                                                            =========    =========    =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of debt........................................  $      --    $      --    $   115.0
  Repayments of debt......................................      (84.8)       (61.3)      (126.0)
  Receipts from annuity and universal life policies
     credited to policyholders' account balances..........    1,851.5      1,254.0      1,226.4
  Return of policyholders' account balances on annuity
     policies and universal life policies.................   (1,863.6)    (1,377.0)    (1,435.2)
  Other...................................................                                  6.6
Capital Contribution (Note 4).............................        0.0        221.9          0.0
                                                            ---------    ---------    ---------
Net cash (used in)/provided by financing activities.......      (96.9)        37.6       (213.2)
                                                            ---------    ---------    ---------
Net (decrease)/increase in cash and cash equivalents......      (37.6)       (43.2)        (2.0)
Cash and cash equivalents, beginning of year..............      270.2        313.4        315.4
                                                            ---------    ---------    ---------
Cash and cash equivalents, end of year....................  $   232.6    $   270.2    $   313.4
                                                            =========    =========    =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Income taxes..............................................  $    20.1    $    97.4    $   114.6
Interest..................................................  $    20.3    $    20.3    $    20.8

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

     On November 16, 1998, pursuant to its Plan of Reorganization (the "Plan") which was approved by the New York Superintendent of Insurance on the same day (the "Plan Effective Date"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company (the "Demutualization") and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group" or the "Holding Company"), a Delaware corporation organized on June 24, 1997 for the purpose of becoming the parent holding company of MONY. The MONY Group has no other operations or subsidiaries. In connection with the Plan, MONY established a closed block, as more fully discussed in Note 3, to fund the guaranteed benefits and dividends of certain participating insurance policies and eligible policyholders received cash policy credits, or shares of common stock of the MONY Group in exchange for their membership interests in MONY (see Note 4). Also, on November 16, 1998, the MONY Group consummated an initial public offering (the "Offerings") of approximately
12.9 million shares of its common stock (see Note 4) and MONY changed its name to MONY Life Insurance Company (MONY Life Insurance Company and its subsidiaries are hereafter collectively referred to as "MONY Life"). The shares of common stock issued in the Offerings are in addition to approximately 34.3 million shares of common stock of the MONY Group distributed to the aforementioned eligible policyholders. The Plan and the Offerings are hereafter collectively referred to as the "Transaction". During 1999, the Company increased the number of its common shares authorized and outstanding from 2.0 million to 2.5 million in order to comply with regulatory requirements.

     MONY Life and its subsidiaries (hereafter collectively referred to as the "Company"), is primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products to higher income individuals, particularly family builders, pre-retirees, and small business owners (see Note
5). The Company distributes its products primarily through its career agency sales force and various complementary distribution channels. These include sales of mutual funds sold by Enterprise Capital Management through third-party broker dealers, sales of protection products through brokerage general agencies, sales of corporate-owned life insurance ("COLI") products by the Company's corporate marketing team and sales of a variety of financial products and services through the Company's Trusted Securities Advisors Corp. subsidiary. The Company primarily sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico.

     On December 31, 1998, MONY Life acquired Sagamore Financial Corporation, the holding Company parent of U.S. Financial Life Insurance Company ("USFL") for a purchase price of $48 million. USFL is a special-risk carrier based in Ohio, which distributes its products in 41 states through brokerage general agencies. The acquisition was accounted for as a purchase. In conjunction therewith, MONY Life recorded $18.8 million of goodwill which will be amortized over 20 years.

2. INVESTMENT AGREEMENT:

     On December 30, 1997, affiliates of Goldman, Sachs & Co. (the "Investors"), one of the underwriters for the Offerings, entered into an investment agreement with MONY (the "Investment Agreement"), pursuant to which: (i) the Investors purchased, for $115.0 million (the "Consideration"), Surplus Notes issued by MONY (the "MONY Notes") with an aggregate principal amount equal to the Consideration (see Note 16), and (ii) the Investors purchased, for $10.0 million, warrants (the "Warrants") to purchase from the Holding Company (after giving effect to the initial public offering) in the aggregate 7.0% of the fully diluted Common Stock as of the first date following such effectiveness on which shares of Common Stock were first issued to Eligible Policyholders (December 24, 1998).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

3. THE CLOSED BLOCK:

     On November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably expected to be sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender benefits, certain expenses and taxes, and for continuation of current payable dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

     The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the unlikely event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block Policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     In addition, MONY has undertaken to reimburse the Closed Block from its general account assets outside the Closed Block for any reduction in principal payments due on the Series A Notes (which have been allocated to the Closed Block) pursuant to the terms thereof, as described in Note 10. Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, periodically the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

     The results of the Closed Block are presented as a single line item in the Company's statements of income entitled, "Contribution from the Closed Block". Prior to the establishment of the Closed Block the

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES results of the assets and policies comprising the Closed Block were reported in various line items in the Company's income statements, including: premiums, investment income, net realized gains and losses on investments, benefits, amortization of deferred policy acquisition costs, etc. In addition, all assets and liabilities allocated to the Closed Block will be reported in the Company's balance sheet separately under the captions "Closed Block assets" and "Closed Block liabilities", respectively. Accordingly, certain line items in the Company's financial statements subsequent to the establishment of the Closed Block reflect material reductions in reported amounts, as compared to years prior to the establishment of the Closed Block, while having no effect on net income.

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management these statements include all normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods presented. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and those partnerships in which the Company has a majority voting interest. All significant intercompany accounts and transactions have been eliminated.

     Minority interest related to partnerships that are consolidated, which is included in Accounts Payable and Other Liabilities, amounted to $17.4 million and $33.5 million at December 31, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Transaction

     Net proceeds from the Offerings totalled $282.5 million. Approximately $60.6 million of the net proceeds were retained by the MONY Group and the balance of approximately $221.9 million was contributed to MONY Life.

     Of the net proceeds contributed by the MONY Group to MONY Life, approximately $168.2 million is for use by MONY Life in its general operations, approximately $13.2 million was used to fund policy credits required to be credited to Eligible Policyholders pursuant to the Plan, and $40.5 million represents a reimbursement for the estimated after-tax cost of expenses incurred by MONY Life to effect the Demutualization, as required by the New York Insurance Law.

     Of the net proceeds retained by the MONY Group, approximately $2.5 million was used to pay cash to Eligible Policyholders who received cash as described in the Plan (other than pursuant to an expression of a preference to receive cash), $10.0 million is for working capital for the MONY Group, $30.0 million is to be used to pay dividends on the MONY Group's common stock and $18.1 million was used by the MONY Group to pay cash to eligible policyholders pursuant to an expression of a preference to receive cash in accordance with the Plan.

     In connection with the Demutualization on the Plan Effective Date, eligible policyholders received, in the aggregate, approximately $20.6 million of cash, $13.2 million of policy credits and 34.3 million shares of common stock of the MONY Group in exchange for their membership interests in MONY. In conjunction with the Offerings, approximately 12.9 million shares of the common stock of MONY Group were issued at an initial public offering of $23.50 per share. The Demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings at the Plan Effective Date (net of the aforementioned cash payments and policy credits which were charged directly to retained earnings) were reclassified to "Common stock" and "Capital in excess of par".

     In addition, the capital of the MONY Group includes $10.0 million relating to the Warrants (see Note 2), which as a subsidiary of MONY prior to the Plan Effective Date, was recorded in MONY's consolidated financial statements as minority interest.

  Valuation of Investments and Realized Gains and Losses

     All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and limited partnership interests. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company accounts for its investments in limited partnership interests in accordance with the equity method of accounting or the cost method of accounting depending upon the Company's percentage of ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company's ownership interest exceeded 20 percent. In all other circumstances the Company accounts for its investment in limited partnership interests in accordance with the cost method. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, are generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of". Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances. Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consist of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For participating traditional life policies, DAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1999, the expected investment yield was 7.31%, for the year 2000 with subsequent years grading down to an ultimate aggregate yield of 7.12% in year 2013. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Future Policy Benefits and Policyholders' Account Balances

     Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0 percent to
5.5 percent.

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.8%, 5.7% and 5.8% for the years ended December 31, 1999, 1998, and 1997, respectively. The weighted average interest crediting rate for investment-type products was approximately 5.1%, 5.2% and 5.4% for the years ended December 31, 1999, 1998, and 1997, respectively.

  Dividends to Policyholders

     Dividends to policyholders, which are substantially all on the Closed Block Business (see Note 3) are determined annually by the Board of Directors of MONY Life. The aggregate amount of policyholders' dividends is related to actual interest, mortality and morbidity for the year.

  Participating Business

     At December 31, 1999 and 1998, participating business, substantially all of which is in the Closed Block, represented approximately 63.5% and 72.6% of the Company's life insurance in force, and 81.2% and 84.2% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 1999 and 1998, participating business, represented approximately 95.9% and 99.7%, respectively, of life insurance premiums.

  Property, Equipment, and Leasehold Improvements

     Property, equipment and leasehold improvements, which are reported in Other Assets, are stated at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Amortization of leasehold improvements is determined using the straight-line method over the lesser of the unexpired lease term or the estimated useful life of the improvement.

     Accumulated depreciation of property and equipment and amortization of leasehold improvements was $38.3 million and $71.0 million at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $16.6 million, $11.4 million, and $8.8 million for the years ended December 31, 1999, 1998, and 1997, respectively.

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  Reinsurance

     The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     In determining whether a reinsurance contract qualifies for reinsurance accounting, Statement of Financial Accounting Standards ("SFAS") No. 113 requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Consolidated Statements of Cash Flows -- Non-cash Transactions

     For the years ended December 31, 1999, 1998, and 1997, respectively, real estate of $27.0 million, $5.0 million, and $14.4 million was acquired in satisfaction of debt (including the Closed Block of $22.0 million). At December 31, 1999 and 1998, the Company owned real estate acquired in satisfaction of debt of $121.0 million and $143.2 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

  Extraordinary Item -- Demutualization Expenses

     The accompanying consolidated statements of income and comprehensive income reflect extraordinary charges (net of taxes) of $2.0 million and $27.2 million for the year ended December 31, 1999 and 1998, respectively. Costs incurred in 1998 primarily include the fees of financial, legal, actuarial and accounting advisors to the Company and to the New York Insurance Department as well as printing and postage for communication with policyholders. Costs incurred in 1999 primarily relate to expenses incurred in connection with a commission-free sale and purchase program (the "Program") offered to shareholders pursuant to the Plan. Under the Program, shareholders who own fewer than 100 shares were able to sell their shares or purchase additional shares to round up to 100 shares without incurring commissions.

  New Accounting Pronouncements

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133, as amended by SFAS 137, is effective for all fiscal quarters of the fiscal years beginning after June 15, 2000. SFAS 137 delayed the effective date of SFAS 133 by one year. Adoption of SFAS 133 is not expected to have a material effect on the Company's financial condition or results of operations.

5. SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment, since substantially all the mutual funds sold by the Company are offered through, and in conjunction with, the products marketed by the accumulation products segment. Accordingly, for management purposes (including, performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its accumulation products segment.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with FASB Statement No. 131. All of the Company's other segments are combined and reported in an other products segment.

     Products comprising the protection products segment primarily include a wide range of insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life insurance, last survivor variable universal life, last survivor universal life, group universal life and special-risk products. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits (see Note 10), (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block, and (iii) the Company's disability income insurance business. Products comprising the accumulation products segment primarily include flexible premium variable annuities, single premium deferred annuities, immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (see Note 10).

     Set forth in the table below is certain financial information with respect to the Company's operating segments as of and for each of the years ended December 31, 1999, 1998 and 1997, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g. items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, all segment revenues are from external customers.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to maintain a targeted regulatory risk-based capital ("RBC") level for each segment (see Note 19). Allocations of net investment income and net realized gains on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment (see Note 4).

     Amounts reported as "unallocated amounts" in the table below primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, and (ii) a one-time restructuring charge in 1999 of $59.7 million pre-tax relating to the Company's early retirement program (see Note 22).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
PREMIUMS:
Protection Products.......................................  $    82.0    $   602.2    $   817.0
Accumulation Products.....................................        0.9          2.6          5.0
Other Products............................................       13.4         16.9         16.6
                                                            ---------    ---------    ---------
                                                            $    96.3    $   621.7    $   838.6
                                                            ---------    ---------    ---------
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Protection Products.......................................  $   122.3    $    86.2    $    74.9
Accumulation Products.....................................       73.3         64.1         50.9
Other Products............................................        0.7          1.3          1.5
                                                            ---------    ---------    ---------
                                                            $   196.3    $   151.6    $   127.3
                                                            ---------    ---------    ---------
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Protection Products.......................................  $   445.1    $   655.5    $   611.9
Accumulation Products.....................................      132.4        136.3        131.4
Other Products............................................       67.3         63.0         59.9
Unallocated amounts.......................................        2.3          2.2          1.9
                                                            ---------    ---------    ---------
                                                            $   647.1    $   857.0    $   805.1
                                                            ---------    ---------    ---------
OTHER INCOME:
Protection Products(1)(7).................................  $   123.0    $    85.5    $    94.9
Accumulation Products.....................................       95.1         72.8         52.1
Other Products............................................       80.7         61.1         53.1
Unallocated amounts.......................................        4.8          5.7          5.3
                                                            ---------    ---------    ---------
                                                            $   303.6    $   225.1    $   205.4
                                                            ---------    ---------    ---------
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS:
Protection Products.......................................  $    39.6    $    92.4    $   146.8
Accumulation Products.....................................       30.7         29.6         34.4
                                                            ---------    ---------    ---------
                                                            $    70.3    $   122.0    $   181.2
                                                            ---------    ---------    ---------
BENEFITS TO POLICYHOLDERS:(2)
Protection Products.......................................  $   141.7    $   663.4    $   821.1
Accumulation Products.....................................       73.7         79.6         92.5
Other Products............................................       33.7         41.6         45.2
Unallocated amounts.......................................        4.5          7.9          7.2
                                                            ---------    ---------    ---------
                                                            $   253.6    $   792.5    $   966.0
                                                            ---------    ---------    ---------
OTHER OPERATING COSTS AND EXPENSES:
Protection Products.......................................  $   277.4    $   287.1    $   281.0
Accumulation Products.....................................      105.7         84.4         66.3
Other Products............................................       93.1         80.2         66.2
Unallocated amounts.......................................       60.4           --          3.7
                                                            ---------    ---------    ---------
                                                            $   536.6    $   451.7    $   417.2
                                                            ---------    ---------    ---------

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
INCOME BEFORE INCOME TAXES:
Protection Products.......................................  $   315.0    $   193.7    $   129.0
Accumulation Products.....................................       89.6         80.5         44.1
Other Products............................................       34.1         19.2         18.3
Unallocated amounts.......................................      (57.8)          --         (3.7)
                                                            ---------    ---------    ---------
                                                            $   380.9    $   293.4    $   187.7
                                                            ---------    ---------    ---------
ASSETS:
Protection Products(3)(8).................................  $16,181.4    $16,580.9    $15,776.5
Accumulation Products.....................................    6,175.0      6,171.3      5,757.9
Other Products............................................    1,187.6      1,256.2      1,234.2
Unallocated amounts.......................................    1,176.1        890.9        842.7
                                                            ---------    ---------    ---------
                                                            $24,720.1    $24,899.3    $23,611.3
                                                            ---------    ---------    ---------
DEFERRED POLICY ACQUISITION COSTS:
Protection Products(9)....................................  $ 1,094.9    $   857.6    $   874.1
Accumulation Products.....................................      153.3        136.7        133.0
                                                            ---------    ---------    ---------
                                                            $ 1,248.2    $   994.3    $ 1,007.1
                                                            ---------    ---------    ---------
POLICYHOLDERS' LIABILITIES:
Protection Products(4)(10)................................  $10,231.7    $10,267.0    $10,105.7
Accumulation Products.....................................    1,236.3      1,318.6      1,416.1
Other Products............................................      418.9        455.6        513.4
Unallocated amounts.......................................       17.4         17.4         16.5
                                                            ---------    ---------    ---------
                                                            $11,904.3    $12,058.6    $12,051.7
                                                            ---------    ---------    ---------
SEPARATE ACCOUNT LIABILITIES:(5)
Protection Products(6)....................................  $ 3,843.5    $ 4,056.8    $ 3,720.1
Accumulation Products.....................................    4,548.9      4,452.6      4,002.6
Other Products............................................      604.2        621.9        547.7
Unallocated amounts.......................................      832.3        776.4        736.0
                                                            ---------    ---------    ---------
                                                            $ 9,828.9    $ 9,907.7    $ 9,006.4
                                                            =========    =========    =========

---------------
 (1) Includes Group Pension Profits of $63.0 million, $56.8 million and $60.0 million for the years ended December 31, 1999, 1998 and 1997, respectively. (See Note 10).

 (2) Includes interest credited to policyholders' account balances.

 (3) Includes assets transferred in the Group Pension Transaction of $5,109.8 million, $5,751.8 million and $5,714.9 million as of December 31, 1999, 1998 and 1997, respectively.

 (4) Includes policyholder liabilities transferred in the Group Pension Transaction of $1,645.7 million, $1,824.9 million and $1,991.0 million as of December 31, 1999, 1998 and 1997 respectively.

 (5) Each segment includes separate account assets in an amount not less than the corresponding liability reported.

 (6) Includes separate account liabilities transferred in the Group Pension Transaction of $3,432.7 million, $3,829.6 million and $3,614.0 million as of December 31, 1999, 1998 and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

 (7) Includes $44.8 million and $5.7 million relating to the Contribution from the Closed Block for the year ended December 31, 1999 and for period from November 16, 1998 through December 31, 1998 and the year ended December 31, 1999, respectively (see Note 3 and Note 20).

 (8) Includes Closed Block assets of $6,182.1 million and $6,161.2 million as of December 31, 1999 and 1998, respectively (see Note 3 and Note 20).

 (9) Includes deferred policy acquisition costs allocated to the Closed Block of $689.9 million and $554.6 million as of December 31, 1999 and 1998, respectively (see Note 3 and Note 20).

(10) Includes Closed Block policyholders' liabilities of $7,241.0 million and $7,177.1 million as of December 31, 1999 and 1998, respectively (see Note 3 and Note 20).

     Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10 percent of total consolidated revenues.

     Following is a summary of revenues by product for the years ended December 31, 1999, 1998 and 1997:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
PREMIUMS:
Individual life(1).......................................  $ 81.9    $602.5    $742.4
Disability income insurance..............................     0.6       0.2      74.6
Group insurance..........................................    13.4      16.9      16.6
Other....................................................     0.4       2.1       5.0
                                                           ------    ------    ------
  Total..................................................  $ 96.3    $621.7    $838.6
                                                           ======    ======    ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Universal life...........................................  $ 73.2    $ 55.4    $ 48.3
Variable universal life..................................    37.6      20.4      17.8
Group universal life.....................................    11.5      10.4       8.7
Individual variable annuities............................    72.8      63.4      50.0
Individual fixed annuities...............................     1.2       2.0       2.5
                                                           ------    ------    ------
  Total..................................................  $196.3    $151.6    $127.3
                                                           ======    ======    ======

---------------
(1) Excludes revenues from individual life in the Closed Block of $620.8 million and $100.1 million, for the year ended December 31, 1999 and for the period from November 16, 1998 through December 31, 1998.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

6. DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 1999, 1998 and 1997 are as follows:

                                                         1999       1998        1997
                                                        ------    --------    --------
                                                               ($ IN MILLIONS)
Balance, beginning of year............................  $439.7    $1,007.1    $1,095.2
Balance transferred to the Closed Block at November
  16, 1998............................................      --      (562.3)         --
                                                        ------    --------    --------
                                                         439.7       444.8     1,095.2
                                                        ------    --------    --------
Cost deferred during the year.........................   148.7       124.7       141.0
Amortized to expense during the year..................   (70.3)     (122.0)     (181.2)
Effect on DAC from unrealized gains (losses) (see Note
  4)..................................................    40.2        (7.8)      (47.9)
                                                        ------    --------    --------
Balance, end of the year..............................  $558.3    $  439.7    $1,007.1
                                                        ======    ========    ========

7. PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS:

  Pension Plans --

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees. The Company did not make any contribution in the current year or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under
Section 412 of the IRC.

     During 1999, the Company amended its Qualified Pension plan which reduced certain benefit liabilities payable thereunder. The amendment resulted in a decrease of $27.0 million in the plan's projected benefit obligation.

     In July 1999, the Company offered special benefits to its employees who elected by August 15, 1999, voluntary termination of employment (special termination benefits). The special termination benefits represented benefits in excess of that which would normally be due to employees electing to retire early. These excess benefits were calculated based on grants of additional years of service and age used in the benefit calculation. All of the special termination benefits relating to the Company's qualified plan, which aggregated $30.6 million, will be paid from the Plan's assets. All the benefits paid relating to the Company's non-qualified plan, which aggregated $19.4 million, will be paid directly from the Company's assets. As a result of the aforementioned early retirement offer, the Company recorded a charge of $59.7 million in 1999 which included the aforementioned expenses in addition to severence and other related expenses and reflected this amount in Other Operating Costs and Expenses.

     The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, private placement debt securities and bonds. At December 31, 1999 and 1998, $495.7 million and $457.3 million were invested in the MONY Pooled Accounts. Benefits of $40.4 million, $26.3 million and $24.2 million were paid by this plan for the years ended December 31, 1999, 1998, and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employees final average annual compensation. Pension benefits are paid from Company's general accounts.

  Postretirement Benefits --

     The Company provides certain health care and life insurance benefits for retired employees and field underwriters. The Company amortizes its unamortized postretirement transition obligation over a period of twenty years.

     Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans. However, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs, as a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial affect on amounts reported.

     The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represents the Company's postretirement benefit obligation:

                                                 PENSION BENEFITS     OTHER BENEFITS
                                                 ----------------    -----------------
                                                  1999      1998      1999      1998
                                                 ------    ------    ------    -------
                                                            ($ IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year........  $398.3    $390.1    $100.0    $ 101.1
Service cost...................................    11.7      14.4       2.0        1.3
Interest cost..................................    27.3      26.3       7.2        6.4
Curtailment gain...............................    (3.8)       --        --         --
Terminated benefits............................    50.0        --        --         --
Plan amendment.................................   (27.0)       --        --         --
Actuarial (gain)/loss..........................   (38.8)      2.0      (4.0)      (3.0)
Benefits paid..................................   (44.4)    (34.5)     (7.5)      (5.8)
                                                 ------    ------    ------    -------
Benefit obligation at end of year..............   373.3     398.3      97.7      100.0
                                                 ------    ------    ------    -------
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of
  year.........................................  $459.8    $432.5    $   --    $    --
Actual return on plan assets...................    77.4      56.7        --         --
Employer contribution..........................     6.7       5.1       7.5        5.8
Benefits and expenses paid.....................   (45.9)    (34.5)     (7.5)      (5.8)
                                                 ------    ------    ------    -------
Fair value of plan assets at end of year.......   498.0     459.8        --         --
                                                 ------    ------    ------    -------
Funded status..................................   124.7      61.5     (97.7)    (100.0)
Unrecognized actuarial loss/(gain).............   (57.2)     16.4       7.4       11.1
Unamortized transition obligation..............   (13.0)    (19.8)     39.4       42.7
Unrecognized prior service cost................   (15.6)      9.7      (1.0)        --
                                                 ------    ------    ------    -------
Net amount recognized..........................  $ 38.9    $ 67.8    $(51.9)   $ (46.2)
                                                 ======    ======    ======    =======
AMOUNTS RECOGNIZED IN THE STATEMENT OF
  FINANCIAL POSITION CONSIST OF:
Prepaid benefit cost...........................  $ 93.8    $103.0    $   --    $    --
Accrued benefit liability......................   (55.0)    (39.5)    (51.9)     (46.2)

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                 PENSION BENEFITS     OTHER BENEFITS
                                                 ----------------    -----------------
                                                  1999      1998      1999      1998
                                                 ------    ------    ------    -------
                                                            ($ IN MILLIONS)
Intangible asset...............................     0.1       1.4        --         --
Accumulated other comprehensive income.........      --       2.9        --         --
                                                 ------    ------    ------    -------
Net amount recognized..........................  $ 38.9    $ 67.8    $(51.9)   $ (46.2)
                                                 ======    ======    ======    =======

     The Company's qualified plan had assets of $498.0 million and $459.8 million at December 31, 1999 and 1998, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $311.0 million and $285.4 million at December 31, 1999 and $350.8 million and $311.5 million at December 31, 1998, respectively.

     The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $62.3 million and $55.0 million at December 31, 1999 and $47.5 million and $39.5 million at December 31, 1998, respectively.

                                                            PENSION
                                                            BENEFITS      OTHER BENEFITS
                                                          ------------    --------------
                                                          1999    1998    1999     1998
                                                          ----    ----    -----    -----
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31:
Discount rate...........................................   8.0%   6.75%    8.0%    6.75%
Expected return on plan assets..........................  10.0%   10.0%     --       --
Rate of compensation increase...........................   5.0%    5.0%    5.0%     5.0%

     For measurements purposes, a 11% percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 6% percent for 2010 and remain at that level thereafter.

     Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                           PENSION BENEFITS          OTHER BENEFITS
                                       ------------------------   ---------------------
                                        1999     1998     1997    1999    1998    1997
                                       ------   ------   ------   -----   -----   -----
                                                       ($ IN MILLIONS)
COMPONENTS OF NET PERIODIC BENEFIT
  COST
Service cost.........................  $ 11.7   $ 14.4   $ 12.9   $ 2.0   $ 1.3   $ 1.0
Interest cost........................    27.3     26.3     27.5     7.2     6.4     6.7
Expected return on plan assets.......   (44.2)   (41.8)   (38.0)     --      --      --
Amortization of prior service cost...    (0.8)     1.0      1.0    (0.1)     --      --
Curtailment gain.....................    (3.8)      --       --      --      --      --
Special Termination Benefits.........    50.0       --       --      --      --      --
Recognized net actuarial loss........      --       --      0.1     1.1     0.1      --
Amortization of Transition Items.....    (7.5)    (7.5)    (7.5)    3.1     3.1     3.1
                                       ------   ------   ------   -----   -----   -----
Net periodic benefit cost............  $ 32.7   $ (7.6)  $ (4.0)  $13.3   $10.9   $10.8
                                       ======   ======   ======   =====   =====   =====

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contribution of up to 10% of earnings are allowed. At December 31, 1999 and 1998, the fair value of plan assets was $250.3 million and $222.2 million, respectively. For the years ended December 31, 1999, 1998, and 1997, the Company contributed $3.1 million, $3.2 million and $3.3 million to the plan, respectively, which amounts are reflected in Other Operating Costs and Expenses.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation which equaled the accumulated benefit obligation was $62.2 million and $48.4 million as of December 31, 1999 and 1998, respectively. The non-qualified defined contribution plan's net periodic expense was $9.3 million, $6.6 million and $9.4 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     The Company also has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the Employee Excess Plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters.

8. FEDERAL INCOME TAXES:

     The Holding Company files a consolidated federal income tax return with its life and non-life affiliates, except Sagamore Financial Corporation and its subsidiaries.

     Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the Federal income tax expense (benefit) is presented below:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Federal income tax (benefit) expense:
  Current................................................  $ 73.9    $ 84.6    $104.1
  Deferred...............................................    57.5      18.1     (46.8)
                                                           ------    ------    ------
     Total...............................................  $131.4    $102.7    $ 57.3
                                                           ======    ======    ======

     Federal income taxes reported in the consolidated statements of income are different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                             1999      1998     1997
                                                            ------    ------    -----
                                                                 ($ IN MILLIONS)
Tax at statutory rate.....................................  $133.3    $102.7    $65.7
Differential earnings amount..............................      --        --     (5.8)
Dividends received deduction..............................    (1.7)     (1.4)    (0.5)
Other.....................................................    (0.2)      1.4     (2.1)
                                                            ------    ------    -----
Provision for income taxes................................  $131.4    $102.7    $57.3
                                                            ======    ======    =====

     The Company's federal income tax returns for years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of deferred tax liabilities and assets at December 31, 1999 and 1998 are as follows:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Deferred policy acquisition costs...........................  $145.0    $127.9
Fixed maturities and equity securities......................    34.5      68.2
Other, net(1)...............................................    56.4      71.3
Nonlife subsidiaries........................................    17.2       8.3
                                                              ------    ------
Total deferred tax liabilities..............................   253.1     275.7
                                                              ------    ------
Policyholder and separate account liabilities...............   155.6     113.8
Accrued expenses............................................    50.8      70.4
Deferred compensation and benefits..........................    38.3      24.0
Policyholder dividends......................................      --      39.8
Real estate and mortgages...................................    25.3      29.4
                                                              ------    ------
Total deferred tax assets...................................   270.0     277.4
                                                              ------    ------
Net deferred tax asset......................................  $ 16.9    $  1.7
                                                              ======    ======

---------------
(1) Includes $3.8 million and $25.7 million at December 31, 1999 and 1998 of deferred taxes relating to net unrealized gains on fixed maturity securities in the AEGON Portfolio (see Note 10).

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

9. LEASES:

     The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $29.6 million in 1999, $24.5 million in 1998 and $25.6 million in 1997. The future minimum rental obligations for the next five years and thereafter under these leases are: $30.6 million for 2000, $28.2 million for 2001, $27.0 million for 2002, $25.4 million for 2003, $22.6 million for 2004, and $154.4 for the years thereafter.

10. THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pursuant to the Agreement, MONY agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44 percent per annum and the Series B Notes pay interest at 6.24 percent per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the Existing Deposits. Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". In addition, the Company reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, MONY receives from AUSA (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date. However, the level of new business growth necessary for MONY to receive the New Business Growth Payment makes it unlikely that MONY will ever receive any such payment.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with an NAIC rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

     Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes.

     For the years ended December 31, 1999, 1998 and 1997, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $35.7 million, $49.8 million, and $55.7 million, respectively, and the Company recorded Group Pension Profits of $63.0 million, $56.8 million and $60.0 million, respectively. In addition, the Company earned $12.8 million, $12.8 million, and $17.7 million of interest income on the Notes during the aforementioned years. From 1994 through 1996, the Company reinvested an aggregate of $169 million of the aforementioned profits and interest in additional Series A notes (the "Additional Notes") with a face amount equal to the amount reinvested. The Additional Notes

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES paid interest at 1% above the two-year U.S. Treasury rate in effect at the time of their issuance. All of the Additional Notes were redeemed at face value by AEGON during 1997. At December 31, 1999, the remaining Series A notes held by the Company consisted of the $150.0 million face amount of Series A Notes it acquired on December 31, 1993.

     The following sets forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (such assets hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities, and (iii) the components of revenue and expense comprising the Group Pension Profits:

                                                               AS OF DECEMBER 31,
                                                              --------------------
                                                                1999        1998
                                                              --------    --------
                                                                ($ IN MILLIONS)
ASSETS:
  General Account
     Fixed maturities: available for sale, at estimated fair
       value (amortized cost; $1,532.4 and $1,564.6,
       respectively)........................................  $1,510.0    $1,620.2
     Mortgage loans on real estate..........................      98.5       214.8
     Real estate held for investment........................        --        37.9
     Real estate to be disposed of..........................      16.8          --
     Cash and cash equivalents..............................      25.3        21.7
     Accrued investment income..............................      26.5        27.6
                                                              --------    --------
     Total general account assets...........................   1,677.1     1,922.2
  Separate account assets...................................   3,432.7     3,829.6
                                                              --------    --------
       Total assets.........................................  $5,109.8    $5,751.8
                                                              ========    ========
LIABILITIES:
  General Account(1)
     Policyholders' account balances........................  $1,645.7    $1,824.9
     Other liabilities......................................      20.7        24.0
                                                              --------    --------
       Total general account liabilities....................   1,666.4     1,848.9
  Separate account liabilities(2)...........................   3,432.7     3,829.6
                                                              --------    --------
       Total liabilities....................................  $5,099.1    $5,678.5
                                                              ========    ========

---------------
(1) Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $88.9 million and $121.7 million as of December 31, 1999 and 1998, respectively.

(2) Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $20.3 million and $33.3 million as of December 31, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1999        1998        1997
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
REVENUES:
Product policy fees.........................................   $ 24.0      $ 23.3      $ 23.7
Net investment income.......................................    128.4       154.7       169.3
Net realized gains on investments...........................     18.9         7.2         7.1
                                                               ------      ------      ------
  Total revenues............................................    171.3       185.2       200.1
BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances........     88.4       108.7       117.3
Other operating costs and expenses..........................     19.9        19.7        22.8
                                                               ------      ------      ------
  Total benefits and expenses...............................    108.3       128.4       140.1
                                                               ------      ------      ------
  Group Pension Profits.....................................   $ 63.0      $ 56.8      $ 60.0
                                                               ======      ======      ======

  Fixed Maturity Securities

     At December 31, 1999 and 1998, there were no fixed maturity securities in the AEGON Portfolio deemed to have other than temporary impairments in value. In addition, there were no fixed maturity securities at such dates which have been non-income producing for the preceding twelve months.

     At December 31, 1999 and 1998, there were no problem fixed maturities (as hereafter defined -- see Note 12) held in the AEGON Portfolio. In addition, at such dates the carrying value of potential problem fixed maturities held in the AEGON Portfolio was $3.7 million. Also, none of the fixed maturity securities held in the AEGON Portfolio at December 31, 1999 and 1998 or prior thereto had been restructured.

     The amortized cost and estimated fair value of fixed maturity securities held in the AEGON Portfolio, by contractual maturity dates, (excluding scheduled sinking funds), as of December 31, 1999 are as follows:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $   91.5      $   92.5
Due after one year through five years.......................     872.0         856.1
Due after five years through ten years......................     269.7         262.8
Due after ten years.........................................      30.9          29.7
                                                              --------      --------
Subtotal....................................................   1,264.1       1,241.1
Mortgage and asset backed securities........................     268.3         268.9
                                                              --------      --------
  Total.....................................................  $1,532.4      $1,510.0
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The percentage of fixed maturities with a credit quality of Aaa, Aa or A was 73.0% and 66.8% at December 31, 1999 and 1998, respectively. The percentage of fixed maturities rated Baa was 24.6% and 29.3% at December 31, 1999 and 1998, respectively. There were no fixed maturities in or near default.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income generated by the AEGON Portfolio for the years ended December 31, 1999, 1998, 1997 and prior thereto. The net change in unrealized investment gains (losses) was $(77.9) million, $(4.0) million and $(1.5) million for the years ended December 31, 1999, 1998 and 1997, respectively (see Note 11):

  Mortgage Loans on Real Estate

     Mortgage loans on real estate in the AEGON Portfolio at December 31, 1999 and 1998 consist of the following:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               ($ IN MILLIONS)
Mortgage loans..............................................  $102.8     $230.8
Valuation allowances........................................    (4.3)     (16.0)
                                                              ------     ------
Mortgage loans, net of valuation allowance..................  $ 98.5     $214.8
                                                              ======     ======

     An analysis of the valuation allowances with respect to the AEGON Portfolio for 1999, 1998 and 1997 is as follows:

                                                                FOR THE YEAR ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                                  ($ IN MILLIONS)
Balance, beginning of year..................................  $16.0    $13.6    $22.2
Increase (decrease) in allowance............................   (6.7)     2.9     (5.1)
Reduction due to pay downs and pay offs.....................   (1.0)    (0.5)    (1.6)
Transfers to real estate....................................   (4.0)      --     (1.9)
                                                              -----    -----    -----
Balance, end of year........................................  $ 4.3    $16.0    $13.6
                                                              =====    =====    =====

     Impaired mortgage loans along with related valuation allowances with respect to the AEGON Portfolio at December 31, 1999, 1998 and 1997 are as follows:

                                                               AS OF DECEMBER 31,
                                                            -------------------------
                                                            1999      1998      1997
                                                            -----    ------    ------
                                                                 ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
  Loans that have valuation allowances....................  $34.3    $ 71.1    $ 56.6
  Loans that do not have valuation allowances.............    4.4       4.4      45.8
                                                            -----    ------    ------
     Subtotal.............................................   38.7      75.5     102.4
Valuation allowances......................................   (2.7)    (11.4)     (5.8)
                                                            -----    ------    ------
Impaired mortgage loans, net of valuation allowances......  $36.0    $ 64.1    $ 96.6
                                                            =====    ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans.

     During the years ended December 31, 1999, 1998, and 1997, the average recorded investment in impaired mortgage loans with respect to the AEGON Portfolio was approximately $50.0 million,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

$80.4 million, and $116.3 million, respectively. For the years ended December 31, 1999, 1998, and 1997 approximately $2.9 million, $4.5 million, and $6.5 million, respectively, of interest income on impaired loans with respect to the AEGON Portfolio was earned.

     At December 31, 1999 and 1998, there were no mortgage loans which were non-income producing for the twelve months preceding such dates with respect to the AEGON Portfolio.

     At December 31, 1999 and 1998 the AEGON Portfolio held restructured mortgage loans of $36.0 million and $59.7 million, respectively. Interest income of $2.9 million, $4.0 million, and $6.6 million was recognized on restructured mortgage loans for the years ended December 31, 1999, 1998, and 1997, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $3.9 million, $6.9 million, and $9.2 million for the years ended December 31, 1999, 1998, and 1997, respectively.

     The following table presents the maturity distribution of mortgage loans held in the AEGON Portfolio as of December 31, 1999 ($ in millions):

                                                              DECEMBER 31, 1999
                                                              -----------------
                                                              CARRYING    % OF
                                                               VALUE      TOTAL
                                                              --------    -----
Due in one year or less.....................................   $27.9       28.3%
Due after one year through five years.......................    37.0       37.6
Due after five years through ten years......................    33.6       34.1
                                                               -----      -----
  Total.....................................................   $98.5      100.0%
                                                               =====      =====

     Total problem, potential problem and restructured commercial mortgages as a percentage of commercial mortgages were 36.6%, 29.9% and 27.8% at December 31, 1999, 1998 and 1997, respectively. Total valuation allowances as a percentage of problem, potential problem and restructured commercial mortgages at carrying value before valuation allowances were 7.0%, 15.1% and 5.7% as of December 31, 1999, 1998 and 1997, respectively.

  Real Estate

     As of December 31, 1999 and 1998, the AEGON Portfolio had real estate of $16.8 million and $37.9 million, respectively, which are net of $2.4 million and $18.2 million, respectively, of impairments taken upon foreclosure of mortgage loans. Losses recorded during the years ended December 31, 1999, 1998 and 1997 related to impairments taken upon foreclosure were $0.0 million, $0.0 million, and $4.3 million, respectively. For the year ended December 31, 1999, the real estate balance of $16.8 million was classified as real estate to be disposed of. For the year ended December 31, 1998, the balance of $37.9 million was classified as real estate held for investment. During 1999, there was $0.4 million of losses recorded for valuation allowances on real estate to be disposed of.

     Real estate is net of accumulated depreciation of $1.0 million, and $2.5 million and valuation allowances of $0.4 million and $0.0 million at December 31, 1999 and 1998, respectively. Depreciation expense of $0.7 million, $1.1 million, and $1.4 million, was recorded for the years ended December 31, 1999, 1998, and 1997, respectively.

     There was no real estate included in the AEGON Portfolio which was non-income producing for the twelve months preceding December 31, 1999, 1998, and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

11. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 1999, 1998 and 1997 was derived from the following sources:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities.........................................  $226.1    $418.1    $422.5
Equity securities........................................   194.2      53.6      53.5
Mortgage loans...........................................    87.1     118.7     137.1
Real estate..............................................    34.1      44.4      56.2
Policy loans.............................................     4.4      72.5      82.2
Other investments (including cash and short-term)........    14.4      23.1      22.4
                                                           ------    ------    ------
Total investment income..................................   560.3     730.4     773.9
Investment expenses......................................    35.4      42.1      40.9
                                                           ------    ------    ------
Net investment income....................................  $524.9    $688.3    $733.0
                                                           ======    ======    ======

     Net realized gains (losses) on investments for the years ended December 31, 1999, 1998 and 1997 are summarized as follows:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities.........................................  $ (8.5)   $  8.3    $  7.3
Equity securities........................................    76.0       6.9      35.8
Mortgage loans...........................................    (2.2)      5.4      10.4
Real estate..............................................    52.1     127.6      20.1
Other investments assets.................................     4.8      20.5      (1.5)
                                                           ------    ------    ------
Net realized gains on investments........................  $122.2    $168.7    $ 72.1
                                                           ======    ======    ======

     Following is a summary of the change in unrealized investment gains (losses), net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 4), which are reflected in Accumulated Other Comprehensive Income for the periods presented. The net change in unrealized investment gains (losses) and the change in the Company's minimum pension liability represent the only

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES components of other comprehensive income for the years ended December 31, 1999, 1998 and 1997 as presented below:

                                                           1999       1998      1997
                                                          -------    ------    ------
                                                                ($ IN MILLIONS)
OTHER COMPREHENSIVE INCOME
Change in unrealized gains (losses):
Fixed maturities........................................  $(458.9)   $ 66.8    $ 98.7
Equity securities.......................................    (25.3)     24.2       0.6
Other...................................................     (3.6)     (1.8)      3.7
                                                          -------    ------    ------
Subtotal................................................   (487.8)     89.2     103.0
AEGON Portfolio (See Note 10)...........................    (77.9)     (4.0)     (1.5)
                                                          -------    ------    ------
Subtotal................................................   (565.7)     85.2     101.5
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC...................................................    241.6      (6.7)    (47.9)
  Deferred federal income taxes.........................    114.1     (28.4)    (17.7)
Net unrealized gains and DAC transferred to the Closed
  Block.................................................     28.2     (18.7)       --
                                                          -------    ------    ------
Change in unrealized gains (losses) on investments,
  net...................................................   (181.8)     31.4      35.9
Minimum pension liability adjustment (See Note 7).......       --       2.9      (2.9)
                                                          -------    ------    ------
Other comprehensive income..............................  $(181.8)   $ 34.3    $ 33.0
                                                          =======    ======    ======

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1999, 1998, and 1997 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                           1999       1998      1997
                                                          -------    ------    ------
                                                                ($ IN MILLIONS)
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on Investments arising during
  period................................................  $(135.3)   $ 39.3    $ 53.5
Reclassification adjustment for gains included in net
  income................................................    (46.5)     (7.9)    (17.6)
                                                          -------    ------    ------
Unrealized gains (losses) on Investments, net of
  reclassification adjustments..........................  $(181.8)   $ 31.4    $ 35.9
                                                          =======    ======    ======

     Unrealized gains (losses) on investments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense (benefit) of ($139.2) million, $24.1 million, and $8.2 million, respectively, and $242.0 million, $0.8 million, and $(30.2) million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense of $25.1 million, $4.3 million and $9.5 million, respectively, and $(0.4) million, $(7.5) million and $(17.7) million, respectively, relating to the effect of such amounts on DAC.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

12. INVESTMENTS:

  Fixed Maturity Securities Available-for-Sale:

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1999 and 1998 are as follows:

                                                           GROSS            GROSS
                                      AMORTIZED          UNREALIZED       UNREALIZED          ESTIMATED
                                        COST               GAINS            LOSSES           FAIR VALUE
                                 -------------------   --------------   --------------   -------------------
                                   1999       1998     1999     1998     1999    1998      1999       1998
                                 --------   --------   -----   ------   ------   -----   --------   --------
                                                               ($ IN MILLIONS)
US Treasury securities and
  Obligations of US Government
  agencies.....................  $  110.1   $   63.8   $  --   $  3.2   $  3.2   $  --   $  106.9   $   67.0
Collateralized mortgage
  obligations:
  Government agency-backed.....     147.2      180.2     0.5      3.3      2.1      --      145.6      183.5
  Non-agency backed............     101.0       85.7     0.9      3.4      2.0      --       99.9       89.1
Other asset-backed securities:
  Government agency-backed.....      16.4       20.0     0.3      1.0      0.2      --       16.5       21.0
  Non-agency backed............     402.2      347.5     1.5     12.2     13.0     0.9      390.7      358.8
Foreign governments............      20.9       16.6     3.7      1.2      0.2     0.6       24.4       17.2
Utilities......................     347.3      339.4     2.6     13.2     14.4     5.1      335.5      347.5
Corporate bonds................   1,995.5    1,953.8     9.4     79.3     78.4     9.0    1,926.5    2,024.1
                                 --------   --------   -----   ------   ------   -----   --------   --------
    Total bonds................   3,140.6    3,007.0    18.9    116.8    113.5    15.6    3,046.0    3,108.2
Redeemable preferred stocks....      22.4       23.5      --      0.6      1.7     0.3       20.7       23.8
                                 --------   --------   -----   ------   ------   -----   --------   --------
    Total......................  $3,163.0   $3,030.5   $18.9   $117.4   $115.2   $15.9   $3,066.7   $3,132.0
                                 ========   ========   =====   ======   ======   =====   ========   ========

     The carrying value of the Company's fixed maturity securities at December 31, 1999 and 1998 is net of adjustments for impairments in value deemed to be other than temporary of $16.2 million and $15.1 million, respectively.

     At December 31, 1999 and 1998, there was $1.6 million and $0.0 million, respectively of fixed maturity securities which had been non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities which (i) are in default as to principal or interest payments, or (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or
(iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities". At December 31, 1999 and 1998, the carrying value of problem fixed maturities held by the Company was $33.9 million. In addition, at December 31, 1999 and 1998, the Company held $0.0 million and $8.6 million of fixed maturity securities which had been restructured. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturity securities amounted to $0.0 million and $0.9 million for the years ended December 31, 1999 and 1998, respectively. Gross interest income on these fixed maturity securities included in net investment income aggregated $0.0 million and $1.3 million for the years ended December 31, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 1999, are as follows:

                                                                       1999
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $  138.6      $  139.7
Due after one year through five years.......................     553.2         547.0
Due after five years through ten years......................   1,243.3       1,193.4
Due after ten years.........................................     561.1         533.9
                                                              --------      --------
  Subtotal..................................................   2,496.2       2,414.0
Mortgage- and asset-backed securities.......................     666.8         652.7
                                                              --------      --------
  Total.....................................................  $3,163.0      $3,066.7
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities including those in the Closed Block during 1999, 1998 and 1997 were $632.8 million, $396.9 million and $225.0 million, respectively. Gross gains of $6.9 million, $10.6 million, and $5.2 million and gross losses of $19.4 million, $2.9 million, and $2.6 million were realized on these sales, respectively.

  Equity Securities

     The cost, gross unrealized gains and losses, and estimated fair value of marketable and nonmarketable equity securities at December 31, 1999 and 1998 are as follows:

                                                      GROSS            GROSS
                                                   UNREALIZED       UNREALIZED        ESTIMATED
                                    COST              GAINS           LOSSES         FAIR VALUE
                               ---------------   ---------------   -------------   ---------------
                                1999     1998     1999     1998    1999    1998     1999     1998
                               ------   ------   ------   ------   -----   -----   ------   ------
                                                         ($ IN MILLIONS)
Marketable equity
  Securities.................  $217.5   $233.6   $ 63.3   $ 48.7   $ 9.3   $ 6.7   $271.5   $275.6
Nonmarketable equity
  Securities.................   178.5    128.2     84.4     65.7    14.6    12.3    248.3    181.6
                               ------   ------   ------   ------   -----   -----   ------   ------
                               $396.0   $361.8   $147.7   $114.4   $23.9   $19.0   $519.8   $457.2
                               ======   ======   ======   ======   =====   =====   ======   ======

     Proceeds from sales of equity securities during 1999, 1998 and 1997 were $302.7 million, $165.0 million and $234.1 million, respectively. Gross gains of $90.0 million, $24.4 million, and $44.4 million and gross losses of $12.4 million, $17.2 million, and $4.7 million were realized on these sales, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

13. MORTGAGE LOANS ON REAL ESTATE AND REAL ESTATE:

     Mortgage loans on real estate at December 31, 1999 and 1998 consist of the following:

                                                                1999        1998
                                                              --------    --------
                                                                ($ IN MILLIONS)
Commercial mortgage loans...................................  $  777.8    $  546.1
Agricultural and other loans................................     515.6       465.4
                                                              --------    --------
Total loans.................................................   1,293.4     1,011.5
Less: valuation allowances..................................     (23.0)      (23.2)
                                                              --------    --------
Mortgage loans, net of valuation allowances.................  $1,270.4    $  988.3
                                                              ========    ========

     An analysis of the valuation allowances for 1999, 1998 and 1997 is as follows:

                                                            1999      1998      1997
                                                            -----    ------    ------
                                                                 ($ IN MILLIONS)
Balance, beginning of year................................  $23.2    $ 54.9    $ 67.0
Increase in allowance.....................................    3.2      11.9       1.4
Reduction due to pay downs and pay offs...................   (1.2)    (16.0)    (12.7)
Transfers to real estate..................................   (2.2)     (4.0)     (0.8)
Transfers to the Closed Block.............................     --     (23.6)       --
                                                            -----    ------    ------
Balance, end of year......................................  $23.0    $ 23.2    $ 54.9
                                                            =====    ======    ======

     Impaired mortgage loans along with related valuation allowances as of December 31, 1999 and 1998 were as follows:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $109.1    $116.7
Loans that do not have valuation allowances.................    30.1      29.5
                                                              ------    ------
  Subtotal..................................................   139.2     146.2
Valuation allowances........................................   (17.5)    (10.9)
                                                              ------    ------
  Impaired mortgage loans, net of valuation allowances......  $121.7    $135.3
                                                              ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     During 1999 and 1998, the average recorded investment in impaired mortgage loans was approximately $262.6 million and $300.1 million, respectively including Closed Block mortgages. During 1999, 1998, and 1997, the Company recognized $19.8 million, $24.2 million, and $28.5 million, respectively, of interest income on impaired loans (see Note 20.)

     At December 31, 1999 and 1998, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates were $21.0 million and $12.9 million, respectively.

     At December 31, 1999 and 1998, the Company had restructured mortgage loans of $100.1 million (excluding the Closed Block) and $110.6 million, respectively. Interest income of $6.3 million, $13.0

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES million and $20.3 million was recognized on restructured mortgage loans in 1999, 1998, and 1997, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $11.6 million, $18.1 million, and $26.7 million in 1999, 1998 and 1997, respectively.

     The following table summarizes the Company's real estate at December 31, 1999 and 1998:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               ($ IN MILLIONS)
Real estate to be disposed of(1)............................  $375.6     $393.7
Impairment writedowns.......................................   (52.7)     (50.2)
Valuation allowance.........................................   (22.0)     (30.6)
                                                              ------     ------
Carrying value of real estate to be disposed of.............  $300.9     $312.9
                                                              ------     ------
Real estate held for investment(2)..........................  $ 57.0     $381.9
Impairment writedowns.......................................   (10.8)     (60.6)
                                                              ------     ------
Carrying value of real estate held for investment...........  $ 46.2     $321.3
                                                              ======     ======

---------------
(1) Amounts presented as of December 31, 1999 and 1998 are net of $42.1 million and $29.0 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

(2) Amounts presented as of December 31, 1999 and 1998 are net of $5.9 million and $26.8 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

     An analysis of the valuation allowances relating to real estate classified as to be disposed of for the years ended December 31, 1999, 1998 and 1997 is as follows:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Balance, beginning of year...............................  $ 30.6    $ 82.7    $ 46.0
Increase due to transfers of properties to real estate to
  be disposed of during the year.........................    11.0       1.7      66.1
Increases (decreases) in valuation allowances from the
  end of the prior period on properties to be disposed
  of.....................................................     1.1       5.0      (2.3)
Decrease as a result of transfers of valuation allowances
  to held for investment.................................      --     (13.5)       --
Decrease as a result of sale.............................   (20.7)    (45.3)    (27.1)
                                                           ------    ------    ------
Balance, end of year.....................................  $ 22.0    $ 30.6    $ 82.7
                                                           ======    ======    ======

     Real estate is net of accumulated depreciation of $138.6 million and $290.1 million for 1999 and 1998, respectively, and depreciation expense recorded was $8.5 million, $26.6 million and $45.1 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     At December 31, 1999 and 1998, the carrying value of real estate which was non-income producing for the twelve months preceding such dates was $16.9 million and $12.5 million, respectively. Approximately 69.4% of such real estate at December 31, 1999 consisted of land and the balance consisted of vacant buildings.

     The carrying value of impaired real estate as of December 31, 1999 and 1998 was $84.2 million and $78.4 million, respectively. The depreciated cost of such real estate as of December 31, 1999 and 1998 was $147.7 million and $189.1 million before impairment writedowns of $63.5 million and $110.7 million,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES respectively. The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. Losses recorded during 1999, 1998, and 1997 related to impaired real estate aggregated $0.0 million, $5.9 million, and $0.0 million, respectively, and are included as a component of net realized gains on investments. Substantially all impaired real estate is allocated to the Protection Products segment.

14. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts except for long-term debt as described below. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair values of the Company's investment in common stocks are determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests are based on amounts reported by such partnerships to the Company.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Long-term Debt

     The fair value of long-term debt at December 31, 1999 was $251.7 million and is determined based on contractual cash flows discounted at market rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk.

  Separate Account Assets and Liabilities

     The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

15. REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities and reinsures approximately 50% of its block of paid-up life insurance policies.

     The following table summarizes the effect of reinsurance for the years indicated:

                                                           1999      1998       1997
                                                          ------    -------    ------
                                                                ($ IN MILLIONS)
Direct premiums (includes $74.4, $78.4 and $78.1 of
  accident and health premiums for 1999, 1998, and 1997,
  respectively).........................................  $181.6    $ 728.7    $871.0
Reinsurance assumed.....................................     5.0        5.3       6.2
Reinsurance ceded (includes $(73.8), $(78.2), and $(3.5)
  of accident and health premiums for 1999, 1998, and
  1997, respectively)...................................   (90.3)    (112.3)    (38.6)
                                                          ------    -------    ------
  Net premiums(1).......................................  $ 96.3    $ 621.7    $838.6
                                                          ======    =======    ======
Universal life and investment type product policy fee
  income ceded..........................................  $ 14.4    $   8.9    $  8.8
                                                          ======    =======    ======
Policyholders' benefits ceded(2)........................  $ 38.2    $ 107.3    $ 69.0
                                                          ======    =======    ======
Interest credited to policyholders' account balances
  ceded.................................................  $  4.5    $   6.5    $  9.9
                                                          ======    =======    ======

---------------
(1) Excludes Closed Block direct premiums of $639.9 and $103.3 and reinsurance ceded of $19.0 and $3.2 at December 31, 1999 and 1998, respectively.

(2) Excludes $21.8 million of Closed Block benefits ceded at December 31, 1999.

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

     Effective December 31, 1997, the Company transferred all of its existing in force disability income insurance business to a third party reinsurer under an indemnity reinsurance contract and ceased writing new disability income insurance business. As a result of this transaction, the Company recorded a loss before tax of approximately $9.1 million for the year ended December 31, 1997.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

16. DEBT:

     The Company's debt at December 31, 1999 and 1998 consists of the following:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Surplus notes...............................................  $240.0    $231.7
Real estate mortgage encumbrances...........................    58.8      94.6
Other.......................................................      --      49.1
                                                              ------    ------
                                                              $298.8    $375.4
                                                              ======    ======

  Surplus Notes

     On December 31, 1997, the Company issued the MONY Notes in connection with the Investment Agreement (see Note 2). The MONY Notes have a face amount of $115.0 million, a coupon rate of interest of 9.5% per annum, and mature on December 30, 2012. Interest on the MONY Notes is payable semi-annually and principal is payable at maturity. Payment of interest on the MONY Notes may only be made upon the prior approval of the New York State Superintendent of Insurance. For each of the years in the period ended December 31, 1999 and 1998, the Company recorded interest expense of $10.9 million related the MONY Notes.

     On August 15, 1994, the Company issued Surplus Notes due August 15, 2024 with a face amount of $125.0 million. The notes were issued at a discount of approximately 42.1% from the principal amount payable at maturity, resulting in net proceeds after issuance expenses of approximately $70.0 million. The amount of such original issue discount represents a yield of 11.25% per annum for the period from August 15, 1994 until August 15, 1999. Interest on the notes did not accrue until August 15, 1999; thereafter, interest on the notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum.

     Payment of interest on the Surplus Notes may only be made upon the prior approval of the New York State Superintendent of Insurance. The Company amortizes the discount using the interest method. For the years ended December 31, 1999, 1998, and 1997, the Company recorded interest expense of $13.5 million, $12.1 million, and $10.8 million, respectively, related to these notes.

  Real Estate Mortgage Encumbrances

     The Company has mortgage loans on certain of its real estate properties. The interest rates on these loans range from 6.7% to 7.7%. Maturities range from June 2000 to February 2002. For the years ended December 31, 1999, 1998 and 1997, interest expense on such mortgage loans aggregated $5.0 million, $9.0 million, and $12.3 million, respectively.

  Other

     During 1989, the Company entered into a transaction which is accounted for as a financing arrangement involving certain real estate properties held for investment. Pursuant to the terms of the agreement, the Company effectively pledged the real estate properties as collateral for a loan of approximately $35.0 million bearing simple interest at a rate of 8% per annum. The remaining obligation of $44.1 was paid in full on December 1, 1999. At December 31, 1998, the outstanding balance of the obligation including accrued interest was $42.4 million. Interest expense on the obligation of $3.4 million, $3.1 million, and $3.0 million is reflected in Other Operating Costs and Expenses on the statements of income for the years ended December 31, 1999, 1998 and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In 1988, the Company financed one of its real estate properties under a sales/leaseback arrangement. The facility was sold for $66.0 million, $56.0 million of which was in the form of an interest bearing note receivable and $10.0 million in cash. The note was originally due January 1, 2009, however, on December 1, 1999, the remaining balance of the interest bearing note of $44.2 was paid in full as part of the sale of the property to a third party. The transaction continues to be accounted for as a sale/leaseback arrangement, with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.3 million in 2000, $7.4 million in 2001, $7.6 million in 2002, $7.7 million in 2003, $7.9 million in 2004 and $33.1 million thereafter. The Company has the option to renew the lease at the end of the lease term.

     Prior to December 31, 1997, the Company had outstanding debt which represented floating rate notes that were issued by a trust that qualified as a Real Estate Mortgage Investment Conduit (REMIC) under Section 860 of the Internal Revenue Code. For the year ended December 31, 1997, the Company recorded interest expense of $0.8 million, related to the REMIC. The weighted average interest rate on the notes for the year ended December 31, 1997 was 5.9%.

     Prior to December 31, 1997, the Company had outstanding Eurobond debt. For the year ended December 31, 1997 interest expense on the Eurobonds outstanding aggregated $2.1 million. The weighted average interest rate on such debt for the year ended December 31, 1997 was 8.13%.

     At December 31, 1999, aggregate maturities of long-term debt based on required principal payments for 2000 and the succeeding four years are $0.0 million, $0.0 million, $5.4 million, $0.0 million, and $0.0 million, respectively, and $240.0 million thereafter.

17. OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 1999 and 1998, securities loaned by the Company under this agreement had a fair value of approximately $42.6 million and $98.9 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 1999 and 1998, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 0.5% and 3.5%, respectively, of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 1999 are Non-Government Asset/Mortgage-Backed of $490.6 million (16.0%), Consumer Goods and Services of $462.0 million (15.1%), Public Utilities of $335.5 million (10.9%), Other Manufacturing of $305.4 million (10.0%).

     At December 31, 1998 the industries that comprise 10% or more of the carrying value of the fixed maturity securities were Non-Government Asset/Mortgage-Backed of $448.0 million (14.3%), Other Manufacturing of $391.3 million (12.5%), Consumer Goods and Services of $408.5 million (13.1%), and Public Utilities of $347.5 million (11.1%).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company holds below investment grade fixed maturity securities with a carrying value of $308.3 million at December 31, 1999. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1998, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $252.0 million.

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 1999 and 1998 are as follows:

                                                       1999                 1998
                                                 -----------------    -----------------
                                                            ($ IN MILLIONS)
GEOGRAPHIC REGION
West...........................................  $  323.3     20.0%   $  315.8     19.5%
Mountain.......................................     319.7     19.8       392.5     24.2
Southeast......................................     307.3     19.0       292.2     18.0
Midwest........................................     290.4     17.9       220.7     13.6
Northeast......................................     234.7     14.5       261.5     16.1
Southwest......................................     142.1      8.8       139.8      8.6
                                                 --------    -----    --------    -----
  Total........................................  $1,617.5    100.0%   $1,622.5    100.0%
                                                 ========    =====    ========    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1999 are: California, $179.2 million (11.1%); New York $158.7 million (9.8%); Arizona, $157.8 million (9.8%); Illinois, $97.1 million (6.0%); Texas, $92.0 million (5.7%); Georgia, $83.0 million (5.1%); and Washington, $75.9 million (4.7%).

     As of December 31, 1999 and 1998, the real estate and mortgage loan portfolio was also diversified as follows:

                                                       1999                 1998
                                                 -----------------    -----------------
                                                            ($ IN MILLIONS)
PROPERTY TYPE:
Office buildings...............................  $  610.2     37.7%   $  585.4     36.1%
Agricultural...................................     510.1     31.5       459.7     28.4
Hotel..........................................     182.4     11.3       264.9     16.3
Retail.........................................     112.6      7.0       164.1     10.1
Other..........................................      95.6      5.9        72.7      4.5
Industrial.....................................      77.0      4.8        51.0      3.1
Apartment buildings............................      29.6      1.8        24.7      1.5
                                                 --------    -----    --------    -----
  Total........................................  $1,617.5    100.0%   $1,622.5    100.0%
                                                 ========    =====    ========    =====

18. COMMITMENTS AND CONTINGENCIES:

     a) Since late 1995 a number of purported class actions were commenced in various state and federal courts against the Company alleging that the Company engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases (including the Goshen case

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES discussed below) seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting the Company from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. The Company has answered the complaints in each action, (except for one being voluntarily held in abeyance), has denied any wrongdoing and has asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified one of those cases the Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America, the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted the Company's motion for summary judgment and dismissed all claims filed in the Goshen case against the Company on the merits. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The Company intends to defend itself vigorously against the sole remaining claim. There can be no assurance that the present litigation relating to sales practices will not have a material adverse effect on the Company.

     On November 16, 1999, the MONY Group, Inc. and MONY Life Insurance Company were served with a complaint in an action entitled Calvin Chatlos, M.D., and Alvin H. Clement, On Behalf of Themselves And All Others Similarly Situated v. The MONY Life Insurance Company, The MONY Group Inc., and Neil D. Levin, Superintendent, New York Department of Insurance, the Chatlos case, filed in the United States District Court for the Southern District of New York. The action purports to be brought as a class action on behalf of all individuals who had an ownership interest in one or more in-force life insurance policies issued by MONY Life Insurance Company as of November 16, 1998. The complaint alleges that
(i) the New York Superintendent of Insurance Neil D. Levin, violated Section 7312 of the New York Insurance Law by approving the plan of demutualization, which plaintiffs claim was not fair and adequate, primarily because it allegedly failed to provide for sufficient assets for the mechanism established under the plan to preserve reasonable policyholder dividend expectations of the closed block, and (ii) the Company violated Section 7312 by failing to develop and submit to the Superintendent a plan of demutualization that was fair and adequate. The plaintiffs seek equitable relief in the form of an order vacating and/or modifying the Superintendent's order approving the plan of demutualization and/or directing the Superintendent to order the Company to increase the assets in the closed block, as well as unspecified monetary damages, attorneys' fees and other relief.

     In order to challenge successfully the New York Superintendent's approval of the plan, plaintiffs would have to sustain the burden of showing that such approval was arbitrary and capricious or an abuse of discretion, made in violation of lawful procedures, affected by an error of law or not supported by substantial evidence. In addition, Section 7312 provides that the Company may ask the court to require the challenging party to give security for the reasonable expenses, including attorneys' fees, which may be incurred by the Company or the Superintendent or for which the Company may become liable, to which

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES security the Company shall have recourse in such amount as the court shall determine upon the termination of the action.

     On February 2, 2000, the District Court entered an order approving the voluntary dismissal of the complaint. Under the terms of the order, plaintiffs have six months from the date thereof to refile in state court, and defendants have retained the right in any subsequent action to assert that plaintiffs' claims were time-barred when initially asserted and/or barred by virtue of plaintiffs' delay (laches) in bringing suit in the first place.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts.

     With respect to all of the other aforementioned pending litigation, the Company recorded a provision, which is reflected in Other Operating Costs and Expenses, of $1.7 million, $13.1 million, and $0.0 million during the years ended December 31, 1999, 1998 and 1997, respectively. While the outcome of such matters cannot be predicted with certainty, in the opinion of management, any additional liability beyond that recorded in the consolidated financial statements at December 31, 1999, resulting from the resolution of these matters will not have a material adverse effect on the Company's consolidated financial position or results of operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the consolidated financial position and the results of operations of the Company.

     The Company maintains two lines of credit with domestic banks totaling $150.0 million with scheduled renewal dates in September 2000 and September 2003. Under these lines of credit, the Company is required to maintain a certain statutory tangible net worth and debt to capitalization ratio. The Company has not borrowed against these lines of credit since their inception.

     At December 31, 1999, the Company had commitments to issue $8.7 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 7.25% to 8.75%. In addition, the Company had commitments to issue $70.2 million of fixed rate commercial mortgage loans with interest rates ranging from 7.00% to 8.92%. The Company had commitments outstanding to purchase private fixed maturity securities as of December 31, 1999 of $15.0 million with an interest rate of 9.0%. At December 31, 1999, the Company had commitments to contribute capital to its equity partnership investments of $118.1 million.

     b) Plaintiffs in the Chatlos case filed a new complaint in the Supreme Court of the State of New York, New York County, on March 27,2000. Although the Superintendent of Insurance remains a defendant in the new action, plaintiff seeks only declaratory relief, rather than damages, from him. In addition, plaintiffs have reformulated their claims against the Company. In the new complaint, plaintiffs first seek a declaratory judgment that the Superintendent of Insurance and the Company violated Section 7312 by withholding certain information from the policyholders, thereby denying them their right to an informed vote in connection with the demutualization. Second, plaintiffs seek an award of unspecified damages against the Company for wrongfully denying policyholders a fair and equitable amount for their membership interests. Third, plaintiffs assert a breach of contract claim, claiming the Company breached its contractual obligations to the policyholders by proposing a demutualization plan that did not comply with New York law. Finally, plaintiffs claim that the Company breached fiduciary duties allegedly owed to them by authorizing the demutualization plan without regard to their interest. The Company believes the claims are without merit and intends to defend itself vigorously.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

19. STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL

     The combined statutory net income reported by the Company for the years ended December 31, 1999, 1998, and 1997 was $131.0 million, $9.7 million, and $88.5 million, respectively. The combined statutory surplus of the Company as of December 31, 1999 and 1998 was $1,067.1 million and $1,015.8 million respectively.

     In March 1998, the National Association of Insurance Commissioners ("NAIC") voted to adopt its Codification of Statutory Accounting Principles project (referred to hereafter as "codification"). Codification is a modified form of statutory accounting principles that will result in changes to the current NAIC Accounting Practices and Procedures Manual applicable to insurance enterprises. Although adoption of codification by all states is not a certainty, the NAIC has recommended that all states enact codification as soon as practicable with an effective date of January 1, 2001. It is currently anticipated that codification will become an NAIC state accreditation requirement starting in 2002. In addition, the American Institute of Certified Public Accountants and the NAIC have agreed to continue to allow the use of certain permitted accounting practices when codification becomes effective in 2001. Any accounting differences from codification principles, however, must be disclosed and quantified in the footnotes to the audited financial statements. Therefore, codification will likely result in changes to what are currently considered prescribed statutory insurance accounting practices.

     Each insurance company's state of domicile imposes minimum risk-based capital requirements. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Each of the Company's insurance subsidiaries exceed the minimum risk based capital requirements.

     As part of their routine regulatory oversight, the Department recently completed an examination of MONY for each of the five years in the period ended December 31, 1996, and the Arizona State Insurance Department recently completed an examination of MONY's wholly owned life insurance subsidiary, MONY Life Insurance Company of America, for each of the three years in the period ended December 31, 1996. The reports did not cite any matter which would result in a material effect on the Company's financial condition or results of operations.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

20. CLOSED BLOCK -- SUMMARY FINANCIAL INFORMATION

     Summarized financial information of the Closed Block as of December 31, 1999 and December 31, 1998 and for the year ended December 31, 1999 and for the period from November 16, 1998 (date of establishment of the Closed Block) through December 31, 1998 is presented below:

                                                             DECEMBER 31,    DECEMBER 31,
                                                                 1999            1998
                                                             ------------    -------------
                                                                    ($ IN MILLIONS)
ASSETS:
Fixed Maturities:
  Available for sale, at estimated fair value (amortized
     cost, $3,423.0 and $3,433.9)..........................    $3,479.5        $3,574.0
Mortgage loans on real estate..............................       443.0           431.7
Policy loans...............................................     1,199.1         1,208.4
Real estate to be disposed of..............................        22.1
Cash and cash equivalents..................................       111.3           134.4
Premiums receivable........................................        14.2            16.8
Deferred policy acquisition costs..........................       689.9           554.6
Other assets...............................................       223.0           241.3
                                                               --------        --------
     Total Closed Block assets.............................    $6,182.1        $6,161.2
                                                               ========        ========
LIABILITIES:
Future policy benefits.....................................    $6,781.5        $6,715.6
Policyholders' account balances............................       294.6           298.0
Other policyholders' liabilities...........................       164.9           163.5
Other liabilities..........................................        62.3           113.6
                                                               --------        --------
     Total Closed Block liabilities........................    $7,303.3        $7,290.7
                                                               ========        ========

                                                               FOR THE       NOVEMBER 16,
                                                              YEAR ENDED     1998 THROUGH
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 1999            1998
                                                             ------------    ------------
                                                                   ($ IN MILLIONS)
REVENUES:
Premiums...................................................    $  620.8         $100.1
Net investment income......................................       375.1           46.6
Net realized gains (losses) on investments.................         2.9            2.4
Other Income...............................................         1.4            0.6
                                                               --------         ------
     Total revenues........................................     1,000.2          149.7
                                                               --------         ------
BENEFITS AND EXPENSES:
Benefits to policyholders..................................       640.1          110.0
Interest credited to policyholders' account balances.......         8.9            1.0
Amortization of deferred policy acquisition costs..........        67.5            9.0
Dividends to policyholders.................................       228.8           22.4
Other operating costs and expenses.........................        10.1            1.6
                                                               --------         ------
     Total benefits and expenses...........................       955.4          144.0
                                                               --------         ------
Contribution from the Closed Block.........................    $   44.8         $  5.7
                                                               ========         ======

     The carrying value of the Closed Block fixed maturity securities at December 31, 1999 and 1998 is net of adjustments for impairment of $3.0 million and $0.0 million, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 1999 and December 31, 1998, there were no fixed maturities which have been non-income producing for the twelve months preceding such dates.

     At December 31, 1999 and December 31, 1998, there were problem fixed maturities of $12.0 million and $0.0 million, respectively. There were no fixed maturities which were restructured at December 31, 1999 and 1998.

     The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, (excluding scheduled sinking funds) as of December 31, 1999 are as follows:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $   67.9      $   68.7
Due after one year through five years.......................     953.5         941.0
Due after five years through ten years......................   1,468.7       1,419.5
Due after ten years.........................................     592.7         564.5
                                                              --------      --------
  Subtotal..................................................   3,082.8       2,993.7
Mortgage and asset-backed-securities........................     506.8         485.8
                                                              --------      --------
                                                              $3,589.6      $3,479.5
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Mortgage loans on real estate in the Closed Block at December 31, 1999 and December 31, 1998 consist of the following:

                                                             DECEMBER 31,    DECEMBER 31,
                                                                 1999            1998
                                                             ------------    ------------
                                                                   ($ IN MILLIONS)
Commercial mortgage loans..................................     $394.9          $382.0
Agricultural and other loans...............................       62.4            73.3
                                                                ------          ------
  Subtotal.................................................      457.3           455.3
Less: valuation allowances.................................       14.3            23.6
                                                                ------          ------
Mortgage loans, net of valuation allowances................     $443.0          $431.7
                                                                ======          ======

     An analysis of the valuation allowances for the year ended December 31, 1999 and for the period from November 16, 1998 through December 31, 1998 is as follows:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Beginning balance...........................................  $23.6     $24.7
Increase (decrease) in allowance............................    0.4      (0.8)
Reduction due to pay downs and pay offs.....................     --      (0.3)
Transfer to real estate.....................................   (9.7)       --
                                                              -----     -----
Balance, December 31........................................  $14.3     $23.6
                                                              =====     =====

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Impaired mortgage loans along with related valuation allowances were as follows as of December 31, 1999 and December 31, 1998:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $108.7    $117.9
                                                              ------    ------
Loans that do not have valuation allowances.................    20.1      31.1
  Subtotal..................................................   128.8     149.0
                                                              ------    ------
Valuation allowances........................................   (25.6)    (17.5)
Impaired mortgage loans, net of valuation allowances........  $103.2    $131.5
                                                              ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     For the year ended December 31, 1999, the Closed Block's average recorded investment in impaired mortgage loans was $117.4 million and the Closed Block recognized $11.6 million on impaired loans. During the period from November 16, 1998 through December 31, 1998, the Closed Block's average recorded investment in impaired mortgage loans was approximately $138.3 million and the Closed Block recognized $1.8 million of interest income on impaired loans.

     At December 31, 1999 and December 31, 1998 the carrying values of mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such date was $0.0 million and $0.5 million.

     At December 31, 1999 and December 31, 1998, the Closed Block had restructured mortgage loans of $43.5 million and $54.8 million. Interest income of $5.0 million and $0.7 million was recognized on such loans for the year ended December 31, 1999 and during the period from November 16, 1998 through December 31, 1998, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $5.4 million and $0.8 million for the respective periods.

21. PRO FORMA INFORMATION (UNAUDITED)

     The unaudited pro forma earnings information reported in the statements of income and comprehensive income give effect to the Transaction as if it occurred January 1, 1998. Accordingly, pro forma earnings reflect the elimination of demutualization expenses, which were assumed to have been fully incurred prior to January 1, 1998, and the elimination of the differential earnings (surplus) tax applicable to mutual life insurance companies. MONY Life is no longer subject to the differential earnings (surplus) tax as a stock life insurance company.

     The unaudited pro forma information is provided for informational purposes only and should not be construed to be indicative of the Company's consolidated results of operations had the Transaction been consummated on the date assumed, and does not in any way represent a projection or forecast of the Company's consolidated results of operations as of any future date or for any future period.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The pro forma revenues and expenses of the Closed Block for the year ended December 31, 1998, based on certain estimates and assumptions that management believes are reasonable, as if the Closed Block had been established on January 1, 1998, are summarized below ($ in millions):

Premiums....................................................  $  643.9
Net investment income.......................................     373.8
Net realized gains on investments...........................      10.2
Other income................................................       1.9
                                                              --------
  Total revenues............................................   1,029.8
                                                              --------
Benefits to policyholders...................................     665.4
Interest credited to policyholders' account balances........       8.7
Amortization of deferred policy acquisition costs...........      78.8
Dividends to policyholders..................................     214.9
Other operating costs and expenses..........................       9.8
                                                              --------
  Total benefits and expenses...............................     977.6
                                                              --------
     Contribution from the Closed Block.....................  $   52.2
                                                              ========

22. EARLY RETIREMENT PROGRAM

     On June 30, 1999, the Company announced a voluntary early retirement program for approximately 500 eligible employees of which 300 employees elected to participate. The program is part of an overall companywide realignment of staff and resources, which may also include the elimination and/or shifting of certain job functions and the addition of employees with new skill sets. The Company has recorded a one-time restructuring charge of $59.7 million pre-tax in the third quarter of 1999.

23. SUBSEQUENT EVENTS

     a) In January 2000, the New York Insurance Department approved, and MONY Life paid, a dividend to MONY Group in the amount of $75 million.

     b) On January 12, 2000, the Holding Company filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") to register certain securities. This registration, known as a "Shelf Registration", provides MONY Group with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of the MONY Group to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters of MONY Group and its subsidiaries, as it considers necessary.

     c) On March 8, 2000, the Holding Company issued $300.0 million principal amount of senior notes (the "Senior Notes") pursuant to the aforementioned Shelf Registration. The Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds to the Company from the issuance of the Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $297.0 million. Approximately $267.6 million of the net proceeds from the issuance of the Senior Notes was used by the Holding Company to finance the repurchase, on March 8, 2000, by MONY Life of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and a $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the "9.5% Notes" and "11.25% Notes", respectively), which were outstanding at December 31, 1999. See Note 16 to the Consolidated Financial Statements. The balance of

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES the net proceeds from the issuance of the Senior Notes will be used by the Holding Company for general corporate purposes.

     To finance MONY Life's repurchase of the 9.5% Notes and the 11.25% Notes, the Holding Company, on March 8, 2000: (i) purchased two surplus notes from MONY Life (hereafter referred to as the "Inter-Company Surplus Notes") to replace the 9.5% Notes and the 11.25% Notes. The term of the Inter-company Surplus Notes are identical to the 9.5% Notes and 11.25% Notes, except that the Inter-company Surplus Notes were priced to yield a current market rate of interest and the inter-company surplus note issued to replace the $116.5 million face amount of the 11.25% Notes was issued at a face amount of $100.0 million, and
(ii) contributed capital to MONY Life in the amount of $65.0 million.

     As a result of the repurchase of the 9.5% Notes and the 11.25% Notes, MONY Life will record an after-tax loss of approximately $36.1 million during the 1st quarter of 2000. The loss resulted from the premium paid by MONY Life to the holders of the 9.5% Notes and the 11.25% Notes reflecting the excess of their fair value over their carrying value on MONY Life's books at the date of the transaction of approximately $7.0 million and $48.5 million, respectively. This loss will be reported, net of tax, as an extraordinary item on the MONY Life's income statement in 2000.

                                   APPENDIX A

                          DEATH BENEFIT PERCENTAGE FOR
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                        ATTAINED AGE                          APPLICABLE PERCENTAGE
                        ------------                          ---------------------
40 and Under................................................           250%
41..........................................................           243
42..........................................................           236
43..........................................................           229
44..........................................................           222
45..........................................................           215
46..........................................................           209
47..........................................................           203
48..........................................................           197
49..........................................................           191
50..........................................................           185
51..........................................................           178
52..........................................................           171
53..........................................................           164
54..........................................................           157
55..........................................................           150
56..........................................................           146
57..........................................................           142
58..........................................................           138
59..........................................................           134
60..........................................................           130
61..........................................................           128
62..........................................................           126
63..........................................................           124
64..........................................................           122
65..........................................................           120
66..........................................................           119
67..........................................................           118
68..........................................................           117
69..........................................................           116
70..........................................................           115
71..........................................................           113
72..........................................................           111
73..........................................................           109
74..........................................................           107
75-90.......................................................           105
91..........................................................           104
92..........................................................           103
93..........................................................           102
94-100......................................................           101

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX B

                  MONTHLY PER $1,000 SPECIFIED AMOUNT FACTORS

                           PREFERRED NONSMOKER                                   PREFERRED SMOKER
              ---------------------------------------------        ---------------------------------------------
                            SPECIFIED AMOUNT                                     SPECIFIED AMOUNT
 ISSUE AGE    ---------------------------------------------        ---------------------------------------------
 OF YOUNGER     100,000-        500,000-        1 MILLION            100,000-        500,000-        1 MILLION
  INSURED        499,999         999,999        AND OVER              499,999         999,999        AND OVER
------------  -------------   -------------   -------------        -------------   -------------   -------------
     18         0.050           0.050           0.040                0.060           0.050           0.040
----------------------------------------------------------------------------------------------------------------
     20         0.050           0.050           0.040                0.060           0.050           0.040
     25         0.060           0.050           0.040                0.060           0.050           0.050
----------------------------------------------------------------------------------------------------------------
     30         0.060           0.050           0.050                0.070           0.060           0.050
     35         0.070           0.060           0.050                0.070           0.060           0.060
----------------------------------------------------------------------------------------------------------------
     40         0.060           0.070           0.060                0.060           0.070           0.060
     45         0.090           0.080           0.070                0.090           0.090           0.080
----------------------------------------------------------------------------------------------------------------
     50         0.110           0.100           0.090                0.120           0.110           0.100
     55         0.140           0.130           0.110                0.140           0.130           0.120
----------------------------------------------------------------------------------------------------------------
     60         0.170           0.160           0.140                0.180           0.170           0.150
     65         0.220           0.210           0.180                0.230           0.220           0.190
----------------------------------------------------------------------------------------------------------------
     70         0.270           0.270           0.240                0.270           0.270           0.250
     75         0.310           0.300           0.280                0.310           0.300           0.280
----------------------------------------------------------------------------------------------------------------
     80         0.360           0.350           0.340                0.360           0.350           0.340
     85         0.360           0.350           0.340                0.360           0.350           0.340

                           STANDARD NONSMOKER                                     STANDARD SMOKER
              ---------------------------------------------        ---------------------------------------------
                            SPECIFIED AMOUNT                                     SPECIFIED AMOUNT
 ISSUE AGE    ---------------------------------------------        ---------------------------------------------
 OF YOUNGER     100,000-        500,000-        1 MILLION            100,000-        500,000-        1 MILLION
  INSURED        499,999         999,999        AND OVER              499,999         999,999        AND OVER
------------  -------------   -------------   -------------        -------------   -------------   -------------
     18         0.060           0.050           0.040                0.060           0.050           0.040
----------------------------------------------------------------------------------------------------------------
     20         0.060           0.050           0.040                0.060           0.050           0.040
     25         0.060           0.060           0.050                0.060           0.050           0.050
----------------------------------------------------------------------------------------------------------------
     30         0.070           0.060           0.050                0.070           0.060           0.050
     35         0.070           0.060           0.060                0.070           0.060           0.060
----------------------------------------------------------------------------------------------------------------
     40         0.080           0.070           0.060                0.080           0.070           0.060
     45         0.090           0.090           0.080                0.090           0.080           0.080
----------------------------------------------------------------------------------------------------------------
     50         0.120           0.110           0.100                0.120           0.110           0.100
     55         0.140           0.140           0.120                0.150           0.140           0.130
----------------------------------------------------------------------------------------------------------------
     60         0.180           0.170           0.150                0.190           0.180           0.160
     65         0.230           0.220           0.190                0.250           0.240           0.210
----------------------------------------------------------------------------------------------------------------
     70         0.270           0.270           0.250                0.300           0.290           0.260
     75         0.310           0.300           0.280                0.310           0.310           0.300
----------------------------------------------------------------------------------------------------------------
     80         0.360           0.350           0.340                0.370           0.360           0.350
     85         0.360           0.350           0.340                0.370           0.360           0.350

              Factors for interim ages are available upon request.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX C

                         GUARANTEED DEATH BENEFIT RIDER
                 MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
              BENEFIT RIDER WITH TEN YEAR/AGE 70 GUARANTEE PERIOD

                                                                MONTHLY GUARANTEE
                                                                     PREMIUM
                                                                -----------------
Specified Amount = $200,000
Male age 45 Preferred Nonsmoker, Female age 45 Preferred
  Nonsmoker,
  Death Benefit Option 1....................................         $112.00
Male age 45 Standard Smoker, Female age 45 Standard Smoker,
  Death Benefit Option 1....................................         $162.83
Male age 45 Preferred Nonsmoker, Female age 45 Preferred
  Nonsmoker,
  Death Benefit Option 2....................................         $112.00
Male age 35 Preferred Nonsmoker, Female age 35 Preferred
  Nonsmoker,
  Death Benefit Option 1....................................         $ 64.60
Male age 55 Preferred Nonsmoker, Female age 55 Preferred
  Nonsmoker,
  Death Benefit Option 1....................................         $193.51

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX D

                ILLUSTRATIONS OF DEATH PROCEEDS, FUND VALUES AND
                        CASH VALUES, AND PREMIUM OUTLAYS

     The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Fund Values and Cash Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

                                                                       DEATH
                                                                      BENEFIT   SPECIFIED
SEX   AGE    UNDERWRITING CLASS    SEX    AGE    UNDERWRITING CLASS   OPTION     AMOUNT
---   ---    ------------------    ---    ---    ------------------   -------   ---------
Male  45    Preferred Non-smoker  Female  45    Preferred Non-smoker     1      $200,000
Male  45         Standard Smoker  Female  45    Standard Smoker          1      $200,000
Male  45    Preferred Non-smoker  Female  45    Preferred Non-smoker     2      $200,000
Male  35    Preferred Non-smoker  Female  35    Preferred Non-smoker     1      $200,000
Male  55    Preferred Non-smoker  Female  55    Preferred Non-smoker     1      $200,000

     The tables show how Death Proceeds, Fund Values and Cash Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Fund Values and Cash Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

     The amounts shown for Death Proceeds, Fund Values and Cash Values reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Fund Value and the Cash Value in the first 14 years is the Surrender Charge.

     The tables illustrate cost of insurance and expense charges at both current rates (which are described under Cost of Insurance) and at the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Funds as well as those assessed against the Subaccounts. These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is .35% annually on a guaranteed basis.

     The tables also reflect a deduction for a daily investment advisory fee and for other expenses of the Portfolio at a rate equivalent to an annual rate of 0.75% of the aggregate average daily net assets of the Portfolio. This hypothetical rate is representative of the average maximum investment advisory fee and other expenses of the Portfolios applicable to the Subaccounts of the Variable Account. Actual fees and other expenses vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each Portfolio for operating expenses which exceed certain limits. For a detailed description of actual expenses and expense reimbursements, see pages 45-49 of the prospectus. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

     The effect of these investment management and direct expenses on a 0% gross rate of return would result in a net rate of return of -.75%, on 6% it would be 5.25%, and on 12% it would be 11.25%.

     The tables assume the deduction of charges including administrative and sales charges. There are tables for the Policies listed in the chart above for death benefit Options 1 or 2 and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

     The following are descriptions of Table columns and key terms:

     Age:  Younger Insured's attained age at the end of the policy year

     Premium Outlay: The annualized out-of-pocket premium payments for each policy year including scheduled and any anticipated unscheduled premium payments. Premium payments are assumed to be paid at the beginning of each premium paying period. Amounts of surrenders and loans plus loan interest if any, are shown on the pages captioned "Premiums, Full Surrender and Policy Loans".

     Premium Accumulated at 5%: is equal to the premiums compounded at an annual effective rate of 5% and is shown at the end of the year.

GUARANTEED CHARGES AT 0.00%, 6.00% OR 12.00%

     Cash Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximum. The cash value also takes into account any loans illustrated, as well as, the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Fund Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximum. The Fund Value DOES NOT take into account the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Death Proceeds: The benefit payable if the insured's death occurs at the end of the policy year, assuming a 0.00%, 6.00% or 12,00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximums.

CURRENT CHARGES AT 0.00%, 6.00% OR 12.00%

     Cash Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates. The cash value also takes into account any loans illustrated, as well as, the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Fund Value: The value of the subaccounts at the end of each policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates. The Fund Value DOES NOT take into account the applicable surrender charges that would apply if the policy were surrendered prior to the end of the first ten years.

     Death Proceeds: The benefit payable if the insured's death occurs at the end of the policy year assuming a 0.00%, 6.00% or 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current, non-guaranteed rates.

     The Company will furnish, upon request, a comparable illustration based on the age and sex of the proposed Insured, standard Premium Class assumptions and an initial Specified Amount and Scheduled Premium Payments of the applicant's choice. If a Policy is purchased, an individualized illustration will be delivered reflecting the Scheduled Premium Payment chosen and the Insured's actual risk class. After issuance, the Company will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

     The following is the page of supplemental footnotes to each of the flexible premium variable life to age 100 numeric summary and standard ledger statements which follow and which begin on pages D-4.

            STANDARD LEDGER STATEMENT -- SUPPLEMENTAL FOOTNOTE PAGE
                           MONY CUSTOM ESTATE MASTER
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY
                          MONY LIFE INSURANCE COMPANY

ADDITIONAL INFORMATION

     These policies have been tested for the possibility of classification as a modified endowment. This test is not a guarantee that a policy will not be classified as a modified endowment.

     This illustration has been checked against federal tax laws relating to their definition of life insurance and is in compliance based on proposed premium payments and coverages. Any decrease in specified amount and/or a change in death benefit option 2 to death benefit option 1 and/or surrenders occurring in the first 15 years may cause a taxable event. In addition, if the policy is defined as a modified endowment policy, a loan, surrender, or assignment or pledge (unless such assignment or pledge is for burial expenses and the maximum death benefit is not in excess of $25,000) may be considered a taxable distribution and a ten percent penalty may be added to any tax on the distribution. Please consult your tax advisor for advice.

                               GUIDELINE PREMIUMS

                                                                       DEATH
                                                                      BENEFIT   INITIAL GUIDELINE   INITIAL GUIDELINE
SEX   AGE    UNDERWRITING CLASS    SEX    AGE    UNDERWRITING CLASS   OPTION     SINGLE PREMIUM      ANNUAL PREMIUM
---   ---    ------------------    ---    ---    ------------------   -------   -----------------   -----------------
Male  45    Preferred Non-smoker  Female  45    Preferred Non-smoker     1         $27,994.17           $2,381.26
Male  45    Standard Smoker       Female  45    Standard Smoker          1         $33,501.26           $2.835.02
Male  45    Preferred Non-smoker  Female  45    Preferred Non-smoker     2         $27,994.17           $9,311.96
Male  35    Preferred Non-smoker  Female  35    Preferred Non-smoker     1         $17,173.70           $1,494.41
Male  55    Preferred Non-smoker  Female  55    Preferred Non-smoker     1         $46,215.90           $3,992.74

     Values shown on these illustrations are based on a specified amount of $200,000 and on a policyowner tax bracket of 0%.

     Premiums are assumed to be paid at the beginning of the payment period. Policy values and ages are shown as of the end of the policy year and reflect the effect of all loans and surrenders. The death proceeds, fund value and value upon surrender will differ if premiums are paid in different amounts, frequencies, or not on the due date.

     The policy's cash value is net of any applicable surrender charge.

     Premiums less the following deductions are added to the fund value:

     1.  A premium tax charge of 0.8% of gross premiums in all policy years.

     2. A sales charge on the gross premiums. The sales charges equal 6% of each premium dollar paid up to the Target Premium in years 1-10, 3% of premium paid in excess of Target Premium in years 1-10, and 3% of all premiums after the tenth Policy year.

     3. A DAC tax charge of 1.50% of gross premiums in all policy years. No charge will be deducted where premiums received are not subject to this tax.

     Those columns assuming guaranteed charges use the current monthly mortality charges, current monthly administrative charges, current charges for mortality and expense risks, current charges for rider benefits, if any, and current premium sales charge ("current charges" for the first year) as well as the assumed hypothetical gross annual investment return indicated. Thereafter these columns use guaranteed monthly mortality charges, guaranteed monthly administrative charges, guaranteed charges for mortality and expense risks, guaranteed charges for rider benefits if any, guaranteed maximum premium sales charge, and the assumed hypothetical gross annual investment return indicated. Those columns assuming current charges are based upon "current charges" and the assumed hypothetical gross annual investment return indicated.

     The current charges declared by MONY Life Insurance Company are guaranteed for the first policy year and apply to policies issued as of the illustration preparation date and could change between the preparation date and the date the policy is issued. After the first policy year, current charges are not guaranteed, and may be changed at the discretion of MONY Life Insurance Company.

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
 POLICY     NET      CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    PREMIUM   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
          OUTLAY
   1       1,220         0      802   200,000         0      802   200,000         0      802   200,000
   5       1,220     3,139    3,859   200,000     3,139    3,859   200,000     3,190    3,911   200,000
   10      1,220     7,124    7,244   200,000     7,124    7,244   200,000     7,409    7,529   200,000
   20      1,220    13,057   13,057   200,000    13,057   13,057   200,000    15,271   15,271   200,000
@ Age 70   1,220    11,159   11,159   200,000    11,159   11,159   200,000    17,116   17,116   200,000
@ Age 85       0    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED
@ Age 90       0    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 37 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.


                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date


                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date


REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.


                                -------------------------------------------  ------------
                                Signature of Representative                  Date

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
  Specified Amount for Option 1                                     Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
                    0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1     1,220         0     802  200,000         0     802  200,000         0     802  200,000
  2     1,220       509   1,589  200,000       509   1,589  200,000       514   1,595  200,000
  3     1,220     1,401   2,362  200,000     1,401   2,362  200,000     1,417   2,378  200,000
  4     1,220     2,278   3,119  200,000     2,278   3,119  200,000     2,309   3,150  200,000
  5     1,220     3,139   3,859  200,000     3,139   3,859  200,000     3,190   3,911  200,000
  6     1,220     3,982   4,582  200,000     3,982   4,582  200,000     4,060   4,661  200,000
  7     1,220     4,804   5,284  200,000     4,804   5,284  200,000     4,918   5,398  200,000
  8     1,220     5,604   5,964  200,000     5,604   5,964  200,000     5,763   6,123  200,000
  9     1,220     6,378   6,619  200,000     6,378   6,619  200,000     6,594   6,834  200,000
 10     1,220     7,124   7,244  200,000     7,124   7,244  200,000     7,409   7,529  200,000
 11     1,220     8,088   8,088  200,000     8,088   8,088  200,000     8,455   8,455  200,000
 12     1,220     8,891   8,891  200,000     8,891   8,891  200,000     9,357   9,357  200,000
 13     1,220     9,652   9,652  200,000     9,652   9,652  200,000    10,229  10,229  200,000
 14     1,220    10,364  10,364  200,000    10,364  10,364  200,000    11,071  11,071  200,000
 15     1,220    11,020  11,020  200,000    11,020  11,020  200,000    11,878  11,878  200,000
 16     1,220    11,613  11,613  200,000    11,613  11,613  200,000    12,647  12,647  200,000
 17     1,220    12,130  12,130  200,000    12,130  12,130  200,000    13,375  13,375  200,000
 18     1,220    12,556  12,556  200,000    12,556  12,556  200,000    14,058  14,058  200,000
 19     1,220    12,872  12,872  200,000    12,872  12,872  200,000    14,691  14,691  200,000
 20     1,220    13,057  13,057  200,000    13,057  13,057  200,000    15,271  15,271  200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                  GUARANTEED CHARGES                          CURRENT CHARGES
                 -----------------------------------------------------   -------------------------
                     0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
END
 OF    PREMIUM    CASH    FUND     DEATH      CASH    FUND     DEATH      CASH    FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS    VALUE   VALUE   PROCEEDS
 21     1,220    13,088  13,088    200,000   13,088  13,088    200,000   15,794  15,794    200,000
 22     1,220    12,942  12,942    200,000   12,942  12,942    200,000   16,248  16,248    200,000
 23     1,220    12,593  12,593    200,000   12,593  12,593    200,000   16,620  16,620    200,000
 24     1,220    12,013  12,013    200,000   12,013  12,013    200,000   16,911  16,911    200,000
 25     1,220    11,159  11,159    200,000   11,159  11,159    200,000   17,116  17,116    200,000
 26     1,220     9,976   9,976    200,000    9,976   9,976    200,000   17,216  17,216    200,000
 27     1,220     8,389   8,389    200,000    8,389   8,389    200,000   17,196  17,196    200,000
 28     1,220     6,297   6,297    200,000    6,297   6,297    200,000   17,033  17,033    200,000
 29     1,220     3,576   3,576    200,000    3,576   3,576    200,000   16,671  16,671    200,000
 30     1,220        85      85    200,000       85      85    200,000   16,068  16,068    200,000
 31     1,220    LAPSED  LAPSED     LAPSED   LAPSED  LAPSED     LAPSED   15,197  15,197    200,000
 32     1,220                                                            14,007  14,007    200,000
 33     1,220                                                            12,434  12,434    200,000
 34     1,220                                                            10,402  10,402    200,000
 35     1,220                                                             7,826   7,826    200,000
 36     1,220                                                             4,598   4,598    200,000
 37     1,220                                                               605     605    200,000
 38         0                                                            LAPSED  LAPSED     LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*        GUARANTEED CHARGES**         CURRENT CHARGES***
                    ------------------------  --------------------------  ---------------------------
                       0.00% (-.75% NET)          6.00% (5.25% NET)            6.00% (5.25% NET)
            NET
 POLICY   PREMIUM    CASH    FUND    DEATH     CASH     FUND     DEATH     CASH     FUND      DEATH
  YEAR    OUTLAY    VALUE   VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS
   1       1,220         0     802   200,000        0      859   200,000        0      859    200,000
   5       1,220     3,139   3,859   200,000    3,946    4,666   200,000    4,002    4,723    200,000
   10      1,220     7,124   7,244   200,000   10,167   10,287   200,000   10,503   10,623    200,000
   20      1,220    13,057  13,057   200,000   26,473   26,473   200,000   29,354   29,354    200,000
@ Age 70   1,220    11,159  11,159   200,000   33,227   33,227   200,000   40,877   40,877    200,000
@ Age 85   1,220    LAPSED  LAPSED    LAPSED   LAPSED   LAPSED    LAPSED   62,611   62,611    200,000
@ Age 90   1,220    LAPSED  LAPSED    LAPSED   LAPSED   LAPSED    LAPSED   28,933   28,933    200,000

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 37 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 46 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -------------------------------------------  ------------
                                Signature of Representative                  Date

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
                    0.00% (-.75% NET)          6.00% (5.25% NET)          6.00% (5.25% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1     1,220         0     802  200,000         0     859  200,000         0     859  200,000
  2     1,220       509   1,589  200,000       673   1,754  200,000       679   1,760  200,000
  3     1,220     1,401   2,362  200,000     1,726   2,686  200,000     1,742   2,703  200,000
  4     1,220     2,278   3,119  200,000     2,816   3,657  200,000     2,849   3,690  200,000
  5     1,220     3,139   3,859  200,000     3,946   4,666  200,000     4,002   4,723  200,000
  6     1,220     3,982   4,582  200,000     5,115   5,715  200,000     5,202   5,803  200,000
  7     1,220     4,804   5,284  200,000     6,322   6,802  200,000     6,451   6,932  200,000
  8     1,220     5,604   5,964  200,000     7,568   7,928  200,000     7,750   8,111  200,000
  9     1,220     6,378   6,619  200,000     8,850   9,090  200,000     9,101   9,341  200,000
 10     1,220     7,124   7,244  200,000    10,167  10,287  200,000    10,503  10,623  200,000
 11     1,220     8,088   8,088  200,000    11,777  11,777  200,000    12,216  12,216  200,000
 12     1,220     8,891   8,891  200,000    13,309  13,309  200,000    13,873  13,873  200,000
 13     1,220     9,652   9,652  200,000    14,882  14,882  200,000    15,591  15,591  200,000
 14     1,220    10,364  10,364  200,000    16,492  16,492  200,000    17,372  17,372  200,000
 15     1,220    11,020  11,020  200,000    18,134  18,134  200,000    19,216  19,216  200,000
 16     1,220    11,613  11,613  200,000    19,802  19,802  200,000    21,121  21,121  200,000
 17     1,220    12,130  12,130  200,000    21,486  21,486  200,000    23,088  23,088  200,000
 18     1,220    12,556  12,556  200,000    23,171  23,171  200,000    25,117  25,117  200,000
 19     1,220    12,872  12,872  200,000    24,840  24,840  200,000    27,205  27,205  200,000
 20     1,220    13,057  13,057  200,000    26,473  26,473  200,000    29,354  29,354  200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
                    0.00% (-.75% NET)          6.00% (5.25% NET)          6.00% (5.25% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
 21     1,220    13,088  13,088  200,000    28,047  28,047  200,000    31,562  31,562  200,000
 22     1,220    12,942  12,942  200,000    29,538  29,538  200,000    33,823  33,823  200,000
 23     1,220    12,593  12,593  200,000    30,920  30,920  200,000    36,127  36,127  200,000
 24     1,220    12,013  12,013  200,000    32,164  32,164  200,000    38,478  38,478  200,000
 25     1,220    11,159  11,159  200,000    33,227  33,227  200,000    40,877  40,877  200,000
 26     1,220     9,976   9,976  200,000    34,053  34,053  200,000    43,311  43,311  200,000
 27     1,220     8,389   8,389  200,000    34,568  34,568  200,000    45,768  45,768  200,000
 28     1,220     6,297   6,297  200,000    34,671  34,671  200,000    48,235  48,235  200,000
 29     1,220     3,576   3,576  200,000    34,240  34,240  200,000    50,668  50,668  200,000
 30     1,220        85      85  200,000    33,131  33,131  200,000    53,035  53,035  200,000
 31     1,220    LAPSED  LAPSED   LAPSED    31,179  31,179  200,000    55,318  55,318  200,000
 32     1,220                               28,193  28,193  200,000    57,479  57,479  200,000
 33     1,220                               23,943  23,943  200,000    59,473  59,473  200,000
 34     1,220                               18,140  18,140  200,000    61,246  61,246  200,000
 35     1,220                               10,392  10,392  200,000    62,736  62,736  200,000
 36     1,220                                  159     159  200,000    63,869  63,869  200,000
 37     1,220                               LAPSED  LAPSED   LAPSED    64,566  64,566  200,000
 38     1,220                                                          64,733  64,733  200,000
 39     1,220                                                          64,158  64,158  200,000
 40     1,220                                                          62,611  62,611  200,000
 41     1,220                                                          59,909  59,909  200,000
 42     1,220                                                          55,714  55,714  200,000
 43     1,220                                                          49,607  49,607  200,000
 44     1,220                                                          40,942  40,942  200,000
 45     1,220                                                          28,933  28,933  200,000
 46     1,220                                                          12,496  12,496  200,000
 47         0                                                          LAPSED  LAPSED   LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*        GUARANTEED CHARGES**         CURRENT CHARGES***
                    ------------------------  --------------------------  ---------------------------
                       0.00% (-.75% NET)         12.00% (11.25% NET)          12.00% (11.25% NET)
 POLICY     NET      CASH    FUND    DEATH     CASH     FUND     DEATH     CASH     FUND      DEATH
  YEAR    PREMIUM   VALUE   VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS
          OUTLAY
   1       1,323         0     899   200,000        0    1,025   200,000        0    1,025    200,000
   5       1,323     3,611   4,332   200,000    5,567    6,287   200,000    5,628    6,348    200,000
   10      1,323     8,045   8,165   200,000   16,361   16,481   200,000   16,757   16,877    200,000
   20      1,323    14,828  14,828   200,000   63,116   63,116   200,000   66,875   66,875    200,000
@ Age 70   1,323    13,378  13,378   200,000  108,691  108,691   200,000  118,101  118,101    200,000
@ Age 85   1,323    LAPSED  LAPSED    LAPSED  523,685  523,685   549,869  588,138  588,138    617,545
@ Age 90   1,323    LAPSED  LAPSED    LAPSED  852,728  852,728   895,365  977,451  977,451  1,026,323

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -------------------------------------------  ------------
                                Signature of Representative                  Date

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)           12.00% (11.25% NET)          12.00% (11.25% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     1,323         0      899   200,000         0    1,025   200,000         0    1,025   200,000
  2     1,323       701    1,781   200,000     1,073    2,154   200,000     1,079    2,160   200,000
  3     1,323     1,688    2,648   200,000     2,439    3,399   200,000     2,456    3,417   200,000
  4     1,323     2,658    3,499   200,000     3,933    4,773   200,000     3,968    4,808   200,000
  5     1,323     3,611    4,332   200,000     5,567    6,287   200,000     5,628    6,348   200,000
  6     1,323     4,545    5,146   200,000     7,355    7,956   200,000     7,452    8,053   200,000
  7     1,323     5,458    5,939   200,000     9,312    9,793   200,000     9,458    9,938   200,000
  8     1,323     6,348    6,708   200,000    11,454   11,814   200,000    11,663   12,023   200,000
  9     1,323     7,211    7,451   200,000    13,797   14,037   200,000    14,089   14,329   200,000
 10     1,323     8,045    8,165   200,000    16,361   16,481   200,000    16,757   16,877   200,000
 11     1,323     9,095    9,095   200,000    19,433   19,433   200,000    19,959   19,959   200,000
 12     1,323     9,985    9,985   200,000    22,678   22,678   200,000    23,362   23,362   200,000
 13     1,323    10,832   10,832   200,000    26,244   26,244   200,000    27,117   27,117   200,000
 14     1,323    11,629   11,629   200,000    30,162   30,162   200,000    31,261   31,261   200,000
 15     1,323    12,370   12,370   200,000    34,464   34,464   200,000    35,833   35,833   200,000
 16     1,323    13,047   13,047   200,000    39,189   39,189   200,000    40,878   40,878   200,000
 17     1,323    13,648   13,648   200,000    44,373   44,373   200,000    40,445   46,445   200,000
 18     1,323    14,158   14,158   200,000    50,058   50,058   200,000    52,591   52,591   200,000
 19     1,323    14,558   14,558   200,000    56,289   56,289   200,000    59,378   59,378   200,000
 20     1,323    14,828   14,828   200,000    63,116   63,116   200,000    66,875   66,875   200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                             CURRENT CHARGES
                 -------------------------------------------------------   -----------------------------
                    0.00% (-.75% NET)           12.00% (11.25% NET)             12.00% (11.25% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH      CASH      FUND      DEATH      CASH      FUND       DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS    VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
 21     1,323    14,945  14,945  200,000     70,599    70,599   200,000     75,162    75,162     200,000
 22     1,323    14,887  14,887  200,000     78,808    78,808   200,000     84,324    84,324     200,000
 23     1,323    14,627  14,627  200,000     87,826    87,826   200,000     94,454    94,454     200,000
 24     1,323    14,137  14,137  200,000     97,750    97,750   200,000    105,669   105,669     200,000
 25     1,323    13,378  13,378  200,000    108,691   108,691   200,000    118,101   118,101     200,000
 26     1,323    12,293  12,293  200,000    120,778   120,778   200,000    131,888   131,888     200,000
 27     1,323    10,810  10,810  200,000    134,168   134,168   200,000    147,196   147,196     200,000
 28     1,323     8,828   8,828  200,000    149,051   149,051   200,000    164,213   164,213     200,000
 29     1,323     6,227   6,227  200,000    165,674   165,674   200,000    183,155   183,155     200,000
 30     1,323     2,866   2,866  200,000    184,360   184,360   200,000    204,229   204,229     218,525
 31     1,323    LAPSED  LAPSED   LAPSED    205,391   205,391   215,660    227,604   227,604     238,984
 32     1,323                               228,649   228,649   240,082    253,486   253,486     266,160
 33     1,323                               254,329   254,329   267,046    282,136   282,136     296,243
 34     1,323                               282,666   282,666   296,799    313,844   313,844     329,536
 35     1,323                               313,911   313,911   329,607    348,925   348,925     366,371
 36     1,323                               348,334   348,334   365,751    387,723   387,723     407,110
 37     1,323                               386,220   386,220   405,531    430,619   430,619     452,150
 38     1,323                               427,863   427,863   449,256    478,025   478,025     501,926
 39     1,323                               473,576   473,576   497,255    530,374   530,374     556,893
 40     1,323                               523,685   523,685   549,869    588,138   588,138     617,545
 41     1,323                               578,533   578,533   607,460    651,840   651,840     684,432
 42     1,323                               638,481   638,481   670,405    722,027   722,027     758,128
 43     1,323                               703,904   703,904   739,099    799,284   799,284     839,248
 44     1,323                               775,189   775,189   813,949    884,209   884,209     928,419
 45     1,323                               852,728   852,728   895,365    977,451   977,451   1,026,323

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                      GUARANTEED CHARGES                                 CURRENT CHARGES
                 ------------------------------------------------------------   ---------------------------------
                    0.00% (-.75% NET)              12.00% (11.25% NET)                 12.00% (11.25% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 46     1,323                                 936,907     936,907     983,752   1,079,690   1,079,690   1,133,675
 47     1,323                               1,030,635   1,030,635   1,071,860   1,193,060   1,193,060   1,240,782
 48     1,323                               1,135,586   1,135,586   1,169,653   1,319,183   1,319,183   1,358,759
 49     1,323                               1,253,861   1,253,861   1,278,939   1,460,144   1,460,144   1,489,347
 50     1,323                               1,388,223   1,388,223   1,402,105   1,618,319   1,618,319   1,634,502
 51     1,323                               1,536,178   1,536,178   1,551,539   1,793,276   1,793,276   1,811,209
 52     1,323                               1,698,470   1,698,470   1,715,455   1,986,697   1,986,697   2,006,564
 53     1,323                               1,874,856   1,874,856   1,893,605   2,200,564   2,200,564   2,222,570
 54     1,323                               2,066,716   2,066,716   2,087,383   2,436,994   2,436,994   2,461,364
 55     1,323                               2,278,078   2,278,078   2,300,859   2,698,325   2,698,325   2,725,309

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*        GUARANTEED CHARGES**        CURRENT CHARGES***
                    ------------------------   ------------------------   ------------------------
                       0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
            NET
 POLICY   PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
  YEAR    OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
   1       1,798         0   1,326  200,000         0   1,326  200,000         0   1,326  200,000
   5       1,798     5,234   6,296  200,000     5,234   6,296  200,000     5,315   6,377  200,000
   10      1,798    11,321  11,498  200,000    11,321  11,498  200,000    11,663  11,840  200,000
   20      1,798    17,107  17,107  200,000    17,107  17,107  200,000    19,502  19,502  200,000
@ Age 70   1,798    10,969  10,969  200,000    10,969  10,969  200,000    18,377  18,377  200,000
@ Age 85       0    LAPSED  LAPSED   LAPSED    LAPSED  LAPSED   LAPSED    LAPSED  LAPSED   LAPSED
@ Age 90       0    LAPSED  LAPSED   LAPSED    LAPSED  LAPSED   LAPSED    LAPSED  LAPSED   LAPSED

* Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 32 based on current charges and a gross investment return of 0.00%.

APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand that any
ACKNOWLEDGEMENT                 not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -----------------------------------        --------------------
                                Signature of Applicant or Policyowner      Date

                                -----------------------------------        --------------------
                                Signature of Applicant or Policyowner      Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the applicant
ACKNOWLEDGEMENT                 and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -----------------------------------        --------------------
                                Signature of Representative                Date

Age 45 Male Smoker Standard                                Prepared On: 09/08/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,797.92-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
                    0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1     1,798         0   1,326  200,000         0   1,326  200,000         0   1,326  200,000
  2     1,798     1,025   2,618  200,000     1,025   2,618  200,000     1,037   2,630  200,000
  3     1,798     2,463   3,879  200,000     2,463   3,879  200,000     2,494   3,910  200,000
  4     1,798     3,868   5,107  200,000     3,868   5,107  200,000     3,921   5,160  200,000
  5     1,798     5,234   6,296  200,000     5,234   6,296  200,000     5,315   6,377  200,000
  6     1,798     6,559   7,444  200,000     6,559   7,444  200,000     6,673   7,558  200,000
  7     1,798     7,837   8,545  200,000     7,837   8,545  200,000     7,991   8,699  200,000
  8     1,798     9,062   9,593  200,000     9,062   9,593  200,000     9,266   9,797  200,000
  9     1,798    10,226  10,580  200,000    10,226  10,580  200,000    10,492  10,846  200,000
 10     1,798    11,321  11,498  200,000    11,321  11,498  200,000    11,663  11,840  200,000
 11     1,798    12,606  12,606  200,000    12,606  12,606  200,000    13,030  13,030  200,000
 12     1,798    13,627  13,627  200,000    13,627  13,627  200,000    14,138  14,138  200,000
 13     1,798    14,552  14,552  200,000    14,552  14,552  200,000    15,151  15,151  200,000
 14     1,798    15,373  15,373  200,000    15,373  15,373  200,000    16,077  16,077  200,000
 15     1,798    16,079  16,079  200,000    16,079  16,079  200,000    16,909  16,909  200,000
 16     1,798    16,654  16,654  200,000    16,654  16,654  200,000    17,643  17,643  200,000
 17     1,798    17,076  17,076  200,000    17,076  17,076  200,000    18,275  18,275  200,000
 18     1,798    17,315  17,315  200,000    17,315  17,315  200,000    18,798  18,798  200,000
 19     1,798    17,338  17,338  200,000    17,338  17,338  200,000    19,209  19,209  200,000
 20     1,798    17,107  17,107  200,000    17,107  17,107  200,000    19,502  19,502  200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                                Prepared On: 09/08/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,797.92-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                 GUARANTEED CHARGES                      CURRENT CHARGES
                 --------------------------------------------------  ------------------------
                    0.00% (-.75% NET)         0.00% (-.75% NET)         0.00% (-.75% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH     CASH    FUND    DEATH     CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS  VALUE   VALUE   PROCEEDS  VALUE   VALUE   PROCEEDS
 21     1,798    16,590  16,590  200,000   16,590  16,590  200,000   19,675  19,675  200,000
 22     1,798    15,752  15,752  200,000   15,752  15,752  200,000   19,649  19,649  200,000
 23     1,798    14,564  14,564  200,000   14,564  14,564  200,000   19,433  19,433  200,000
 24     1,798    12,988  12,988  200,000   12,988  12,988  200,000   19,017  19,017  200,000
 25     1,798    10,969  10,969  200,000   10,969  10,969  200,000   18,377  18,377  200,000
 26     1,798     8,430   8,430  200,000    8,430   8,430  200,000   17,464  17,464  200,000
 27     1,798     5,251   5,251  200,000    5,251   5,251  200,000   16,266  16,266  200,000
 28     1,798     1,284   1,284  200,000    1,284   1,284  200,000   14,731  14,731  200,000
 29     1,798    LAPSED  LAPSED   LAPSED   LAPSED  LAPSED   LAPSED   12,715  12,715  200,000
 30     1,798                                                        10,116  10,116  200,000
 31     1,798                                                         6,903   6,903  200,000
 32     1,798                                                         2,943   2,943  200,000
 33         0                                                        LAPSED  LAPSED   LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                                Prepared On: 09/08/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,797.92-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
            NET
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,798         0    1,326   200,000         0    1,414   200,000         0    1,414   200,000
   5       1,798     5,234    6,296   200,000     6,530    7,592   200,000     6,619    7,681   200,000
   10      1,798    11,321   11,498   200,000    16,204   16,381   200,000    16,614   16,791   200,000
   20      1,798    17,107   17,107   200,000    37,822   37,822   200,000    40,852   40,852   200,000
@ Age 70   1,798    10,969   10,969   200,000    44,657   44,657   200,000    53,575   53,575   200,000
@ Age 85   1,798    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    43,729   43,729   200,000
@ Age 90       0    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED

* Policy lapses in policy year 29 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 36 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 42 based on current charges and a gross investment return of 6.00%.

APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand that any
ACKNOWLEDGEMENT                 not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -----------------------------------        --------------------
                                Signature of Applicant or Policyowner      Date

                                -----------------------------------        --------------------
                                Signature of Applicant or Policyowner      Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the applicant
ACKNOWLEDGEMENT                 and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -----------------------------------        --------------------
                                Signature of Representative                Date

Age 45 Male Smoker Standard                                Prepared On: 09/07/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,797.92-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     1,798         0    1,326   200,000         0    1,414   200,000         0    1,414   200,000
  2     1,798     1,025    2,618   200,000     1,286    2,878   200,000     1,298    2,891   200,000
  3     1,798     2,463    3,879   200,000     2,981    4,397   200,000     3,013    4,429   200,000
  4     1,798     3,868    5,107   200,000     4,729    5,968   200,000     4,787    6,026   200,000
  5     1,798     5,234    6,296   200,000     6,530    7,592   200,000     6,619    7,681   200,000
  6     1,798     6,559    7,444   200,000     8,381    9,266   200,000     8,509    9,394   200,000
  7     1,798     7,837    8,545   200,000    10,278   10,986   200,000    10,455   11,163   200,000
  8     1,798     9,062    9,593   200,000    12,219   12,750   200,000    12,457   12,988   200,000
  9     1,798    10,226   10,580   200,000    14,196   14,550   200,000    14,511   14,865   200,000
 10     1,798    11,321   11,498   200,000    16,204   16,381   200,000    16,614   16,791   200,000
 11     1,798    12,606   12,606   200,000    18,513   18,513   200,000    19,029   19,029   200,000
 12     1,798    13,627   13,627   200,000    20,676   20,676   200,000    21,309   21,309   200,000
 13     1,798    14,552   14,552   200,000    22,865   22,865   200,000    23,622   23,622   200,000
 14     1,798    15,373   15,373   200,000    25,072   25,072   200,000    25,975   25,975   200,000
 15     1,798    16,079   16,079   200,000    27,288   27,288   200,000    28,367   28,367   200,000
 16     1,798    16,654   16,654   200,000    29,501   29,501   200,000    30,796   30,796   200,000
 17     1,798    17,076   17,076   200,000    31,689   31,689   200,000    33,260   33,260   200,000
 18     1,798    17,315   17,315   200,000    33,827   33,827   200,000    35,757   35,757   200,000
 19     1,798    17,338   17,338   200,000    35,883   35,883   200,000    38,288   38,288   200,000
 20     1,798    17,107   17,107   200,000    37,822   37,822   200,000    40,852   40,852   200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                                Prepared On: 09/07/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,797.92-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                          GUARANTEED CHARGES                                      CURRENT CHARGES
                 ---------------------------------------------------------------------   ---------------------------------
                         0.00% (-.75% NET)                   6.00% (5.25% NET)                   6.00% (5.25% NET)
END
 OF    PREMIUM     CASH        FUND        DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY      VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 21    1,798      16,590      16,590     200,000      39,614      39,614     200,000      43,449      43,449     200,000
 22    1,798      15,752      15,752     200,000      41,226      41,226     200,000      46,016      46,016     200,000
 23    1,798      14,564      14,564     200,000      42,630      42,630     200,000      48,564      48,564     200,000
 24    1,798      12,988      12,988     200,000      43,791      43,791     200,000      51,088      51,088     200,000
 25    1,798      10,969      10,969     200,000      44,657      44,657     200,000      53,575      53,575     200,000
 26    1,798       8,430       8,430     200,000      45,158      45,158     200,000      55,988      55,988     200,000
 27    1,798       5,251       5,251     200,000      45,189      45,189     200,000      58,324      58,324     200,000
 28    1,798       1,284       1,284     200,000      44,617      44,617     200,000      60,548      60,548     200,000
 29    1,798      LAPSED      LAPSED      LAPSED      43,279      43,279     200,000      62,556      62,556     200,000
 30    1,798                                          40,988      40,988     200,000      64,280      64,280     200,000
 31    1,798                                          37,525      37,525     200,000      65,702      65,702     200,000
 32    1,798                                          32,645      32,645     200,000      66,734      66,734     200,000
 33    1,798                                          26,059      26,059     200,000      67,282      67,282     200,000
 34    1,798                                          17,394      17,394     200,000      67,230      67,230     200,000
 35    1,798                                           6,137       6,137     200,000      66,444      66,444     200,000
 36    1,798                                          LAPSED      LAPSED      LAPSED      64,786      64,786     200,000
 37    1,798                                                                              62,044      62,044     200,000
 38    1,798                                                                              57,979      57,979     200,000
 39    1,798                                                                              52,078      52,078     200,000
 40    1,798                                                                              43,729      43,729     200,000
 41    1,798                                                                              32,468      32,468     200,000
 42    1,798                                                                              17,219      17,219     200,000
 43        0                                                                              LAPSED      LAPSED      LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                                Prepared On: 09/07/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,797.92-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*            GUARANTEED CHARGES**                 CURRENT CHARGES***
                    ------------------------   ---------------------------------   ---------------------------------
                       0.00% (-.75% NET)              12.00% (11.25% NET)                 12.00% (11.25% NET)
            NET
 POLICY   PREMIUM    CASH    FUND    DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
  YEAR    OUTLAY    VALUE   VALUE   PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
   1       1,932         0   1,451  200,000            0       1,644     200,000           0       1,644     200,000
   5       1,932     5,850   6,912  200,000        8,927       9,989     200,000       9,024      10,086     200,000
   10      1,932    12,523  12,700  200,000       25,609      25,786     200,000      26,100      26,277     200,000
   20      1,932    19,472  19,472  200,000       94,171      94,171     200,000      97,963      97,963     200,000
@ Age 70   1,932    14,020  14,020  200,000      162,990     162,990     200,000     172,209     172,209     200,000
@ Age 85   1,932    LAPSED  LAPSED   LAPSED      789,729     789,729     829,216     848,440     848,440     890,862
@ Age 90   1,932    LAPSED  LAPSED   LAPSED    1,280,573   1,280,573   1,344,602   1,394,668   1,394,668   1,464,402

* Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.

APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand that any
ACKNOWLEDGEMENT                 not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -----------------------------------        --------------------
                                Signature of Applicant or Policyowner      Date

                                -----------------------------------        --------------------
                                Signature of Applicant or Policyowner      Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the applicant
ACKNOWLEDGEMENT                 and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -----------------------------------        --------------------
                                Signature of Representative                Date

Age 45 Male Smoker Standard                                Prepared On: 09/07/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)           12.00% (11.25% NET)          12.00% (11.25% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     1,932         0    1,451   200,000         0    1,644   200,000         0    1,644   200,000
  2     1,932     1,275    2,868   200,000     1,854    3,447   200,000     1,867    3,460   200,000
  3     1,932     2,836    4,252   200,000     4,012    5,428   200,000     4,045    5,461   200,000
  4     1,932     4,362    5,601   200,000     6,364    7,603   200,000     6,425    7,664   200,000
  5     1,932     5,850    6,912   200,000     8,927    9,989   200,000     9,024   10,086   200,000
  6     1,932     7,294    8,179   200,000    11,720   12,605   200,000    11,863   12,748   200,000
  7     1,932     8,690    9,398   200,000    14,763   15,471   200,000    14,965   15,673   200,000
  8     1,932    10,032   10,563   200,000    18,076   18,607   200,000    18,353   18,884   200,000
  9     1,932    11,312   11,666   200,000    21,683   22,037   200,000    22,055   22,409   200,000
 10     1,932    12,523   12,700   200,000    25,609   25,786   200,000    26,100   26,277   200,000
 11     1,932    13,923   13,923   200,000    30,170   30,170   200,000    30,797   30,797   200,000
 12     1,932    15,059   15,059   200,000    34,965   34,965   200,000    35,748   35,748   200,000
 13     1,932    16,098   16,098   200,000    40,212   40,212   200,000    41,169   41,169   200,000
 14     1,932    17,033   17,033   200,000    45,959   45,959   200,000    47,121   47,121   200,000
 15     1,932    17,854   17,854   200,000    52,257   52,257   200,000    53,665   53,665   200,000
 16     1,932    18,544   18,544   200,000    59,161   59,161   200,000    60,866   60,866   200,000
 17     1,932    19,082   19,082   200,000    66,732   66,732   200,000    68,802   68,802   200,000
 18     1,932    19,438   19,438   200,000    75,036   75,036   200,000    77,561   77,561   200,000
 19     1,932    19,580   19,580   200,000    84,151   84,151   200,000    87,243   87,243   200,000
 20     1,932    19,472   19,472   200,000    94,171   94,171   200,000    97,963   97,963   200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series, that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                                Prepared On: 09/07/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                     GUARANTEED CHARGES                                 CURRENT CHARGES
                 -----------------------------------------------------------   ---------------------------------
                    0.00% (-.75% NET)             12.00% (11.25% NET)                 12.00% (11.25% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH      CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS    VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 21     1,932    19,081  19,081  200,000     105,212     105,212     200,000     109,853     109,853     200,000
 22     1,932    18,374  18,374  200,000     117,421     117,421     200,000     123,027     123,027     200,000
 23     1,932    17,322  17,322  200,000     130,972     130,972     200,000     137,669     137,669     200,000
 24     1,932    15,888  15,888  200,000     146,078     146,078     200,000     153,985     153,985     200,000
 25     1,932    14,020  14,020  200,000     162,990     162,990     200,000     172,209     172,209     200,000
 26     1,932    11,641  11,641  200,000     181,980     181,980     209,277     192,485     192,485     221,357
 27     1,932     8,635   8,635  200,000     203,048     203,048     229,445     214,934     214,934     242,875
 28     1,932     4,856   4,856  200,000     226,353     226,353     251,252     239,799     239,799     266,177
 29     1,932       128     128  200,000     252,157     252,157     274,851     267,345     267,345     291,406
 30     1,932    LAPSED  LAPSED   LAPSED     280,770     280,770     300,424     297,885     297,885     318,737
 31     1,932                                312,565     312,565     328,193     331,791     331,791     348,381
 32     1,932                                347,640     347,640     365,022     369,275     369,275     387,739
 33     1,932                                386,313     386,313     405,628     410,697     410,697     431,232
 34     1,932                                428,929     428,929     450,375     456,449     456,449     479,272
 35     1,932                                475,858     475,858     499,651     506,959     506,959     532,307
 36     1,932                                527,495     527,495     553,870     562,695     562,695     590,829
 37     1,932                                584,255     584,255     613,467     624,159     624,159     655,367
 38     1,932                                646,573     646,573     678,902     691,901     691,901     726,496
 39     1,932                                714,902     714,902     750,648     766,467     766,467     804,790
 40     1,932                                789,729     789,729     829,216     848,440     848,440     890,862
 41     1,932                                871,574     871,574     915,153     938,525     938,525     985,451
 42     1,932                                960,990     960,990   1,009,039   1,037,373   1,037,373   1,089,242
 43     1,932                              1,058,556   1,058,556   1,111,484   1,145,830   1,145,830   1,203,122
 44     1,932                              1,164,874   1,164,874   1,223,117   1,264,645   1,264,645   1,327,877
 45     1,932                              1,280,573   1,280,573   1,344,602   1,394,668   1,394,668   1,464,402

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series, that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                                Prepared On: 09/07/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                      GUARANTEED CHARGES                               CURRENT CHARGES
                 ------------------------------------------------------------  -------------------------------
                     0.00% (-.75% NET)              12.00% (11.25% NET)              12.00% (11.25% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH       CASH       FUND       DEATH      CASH       FUND       DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS     VALUE      VALUE    PROCEEDS     VALUE      VALUE    PROCEEDS
 46     1,932                                 1,406,239  1,406,239  1,476,551  1,536,909  1,536,909  1,613,755
 47     1,932                                 1,546,420  1,546,420  1,608,277  1,695,170  1,695,170  1,762,977
 48     1,932                                 1,703,618  1,703,618  1,754,727  1,871,956  1,871,956  1,928,115
 49     1,932                                 1,880,952  1,880,952  1,918,571  2,070,489  2,070,489  2,111,898
 50     1,932                                 2,082,491  2,082,491  2,103,316  2,294,268  2,294,268  2,317,210
 51     1,932                                 2,304,426  2,304,426  2,327,470  2,541,833  2,541,833  2,567,252
 52     1,932                                 2,547,867  2,547,867  2,573,346  2,815,694  2,815,694  2,843,851
 53     1,932                                 2,812,448  2,812,448  2,840,573  3,118,611  3,118,611  3,149,797
 54     1,932                                 3,100,248  3,100,248  3,131,251  3,453,613  3,453,613  3,488,149
 55     1,932                                 3,417,302  3,417,302  3,451,475  3,824,027  3,824,027  3,862,268

This is an illustration, not a policy.

This maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series, that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Smoker Standard                                Prepared On: 09/07/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                        Form #C1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*         GUARANTEED CHARGES**         CURRENT CHARGES***
                    --------------------------  --------------------------  --------------------------
                        0.00% (-.75% NET)           0.00% (-.75% NET)           0.00% (-.75% NET)
            NET
 POLICY   PREMIUM    CASH     FUND     DEATH     CASH     FUND     DEATH     CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS  VALUE    VALUE    PROCEEDS  VALUE    VALUE    PROCEEDS
   1       1,220         0      802   200,802        0      802   200,802        0      802   200,802
   5       1,220     3,138    3,858   203,858    3,138    3,858   203,858    3,190    3,911   203,911
   10      1,220     7,112    7,232   207,232    7,112    7,232   207,232    7,405    7,525   207,525
   20      1,220    12,820   12,820   212,820   12,820   12,820   212,820   15,158   15,158   215,158
@ Age 70   1,220    10,491   10,491   210,491   10,491   10,491   210,491   16,777   16,777   216,777
@ Age 85       0    LAPSED   LAPSED    LAPSED   LAPSED   LAPSED    LAPSED   LAPSED   LAPSED    LAPSED
@ Age 90       0    LAPSED   LAPSED    LAPSED   LAPSED   LAPSED    LAPSED   LAPSED   LAPSED    LAPSED

* Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 36 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -------------------------------------        --------------
                                Signature of Applicant or Policyowner        Date

                                -------------------------------------        --------------
                                Signature of Applicant or Policyowner        Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -------------------------------------        --------------
                                Signature of Applicant or Policyowner        Date

Age 45 Male Smoker Standard                                Prepared On: 09/07/00
Age 45 Female Smoker Standard                                       Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $1,932.08-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
                    0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1    1,220          0     802  200,802         0     802  200,802         0     802  200,802
  2    1,220        509   1,589  201,589       509   1,589  201,589       514   1,595  201,595
  3    1,220      1,401   2,362  202,362     1,401   2,362  202,362     1,417   2,377  202,377
  4    1,220      2,278   3,118  203,118     2,278   3,118  203,118     2,309   3,149  203,149
  5    1,220      3,138   3,858  203,858     3,138   3,858  203,858     3,190   3,911  203,911
  6    1,220      3,979   4,580  204,580     3,979   4,580  204,580     4,060   4,660  204,660
  7    1,220      4,801   5,281  205,281     4,801   5,281  205,281     4,917   5,398  205,398
  8    1,220      5,598   5,959  205,959     5,598   5,959  205,959     5,762   6,122  206,122
  9    1,220      6,370   6,610  206,610     6,370   6,610  206,610     6,591   6,831  206,831
 10    1,220      7,112   7,232  207,232     7,112   7,232  207,232     7,405   7,525  207,525
 11    1,220      8,070   8,070  208,070     8,070   8,070  208,070     8,449   8,449  208,449
 12    1,220      8,866   8,866  208,866     8,866   8,866  208,866     9,348   9,348  209,348
 13    1,220      9,617   9,617  209,617     9,617   9,617  209,617    10,217  10,217  210,217
 14    1,220     10,316  10,316  210,316    10,316  10,316  210,316    11,052  11,052  211,052
 15    1,220     10,956  10,956  210,956    10,956  10,956  210,956    11,852  11,852  211,852
 16    1,220     11,528  11,528  211,528    11,528  11,528  211,528    12,611  12,611  212,611
 17    1,220     12,018  12,018  212,018    12,018  12,018  212,018    13,326  13,326  213,326
 18    1,220     12,411  12,411  212,411    12,411  12,411  212,411    13,991  13,991  213,991
 19    1,220     12,686  12,686  212,686    12,686  12,686  212,686    14,604  14,604  214,604
 20    1,220     12,820  12,820  212,820    12,820  12,820  212,820    15,158  15,158  215,158

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 2                                       Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
                    0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
 21     1,220    12,789  12,789  212,789    12,789  12,789  212,789    15,650  15,650  215,650
 22     1,220    12,569  12,569  212,569    12,569  12,569  212,569    16,068  16,068  216,068
 23     1,220    12,135  12,135  212,135    12,135  12,135  212,135    16,395  16,395  216,395
 24     1,220    11,455  11,455  211,455    11,455  11,455  211,455    16,633  16,633  216,633
 25     1,220    10,491  10,491  210,491    10,491  10,491  210,491    16,777  16,777  216,777
 26     1,220     9,190   9,190  209,190     9,190   9,190  209,190    16,806  16,806  216,806
 27     1,220     7,480   7,480  207,480     7,480   7,480  207,480    16,704  16,704  216,704
 28     1,220     5,270   5,270  205,270     5,270   5,270  205,270    16,446  16,446  216,446
 29     1,220     2,453   2,453  202,453     2,453   2,453  202,453    15,973  15,973  215,973
 30     1,220    LAPSED  LAPSED   LAPSED    LAPSED  LAPSED   LAPSED    15,241  15,241  215,241
 31     1,220                                                          14,224  14,224  214,224
 32     1,220                                                          12,873  12,873  212,873
 33     1,220                                                          11,127  11,127  211,127
 34     1,220                                                           8,920   8,920  208,920
 35     1,220                                                           6,177   6,177  206,177
 36     1,220                                                           2,816   2,816  202,816
 37         0                                                          LAPSED  LAPSED   LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 2                                       Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
                        0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
            NET
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       1,220         0      802   200,802         0      859   200,859         0      859   200,859
   5       1,220     3,138    3,858   203,858     3,945    4,665   204,665     4,002    4,722   204,722
   10      1,220     7,112    7,232   207,232    10,149   10,269   210,269    10,498   10,618   210,618
   20      1,220    12,820   12,820   212,820    25,971   25,971   225,971    29,123   29,123   229,123
@ Age 70   1,220    10,491   10,491   210,491    31,389   31,389   231,389    40,025   40,025   240,025
@ Age 85   1,220    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    41,456   41,456   241,456
@ Age 90       0    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED

* Policy lapses in policy year 30 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 35 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 44 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                ---------------------------           ----------------------
                                Signature of Representative           Date

                                ---------------------------           ----------------------
                                Signature of Representative           Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                ---------------------------           ----------------------
                                Signature of Representative           Date

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 2                                       Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     1,220         0      802   200,802         0      859   200,859         0      859   200,859
  2     1,220       509    1,589   201,589       673    1,754   201,754       679    1,760   201,760
  3     1,220     1,401    2,362   202,362     1,725    2,686   202,686     1,742    2,703   202,703
  4     1,220     2,278    3,118   203,118     2,816    3,656   203,656     2,849    3,690   203,690
  5     1,220     3,138    3,858   203,858     3,945    4,665   204,665     4,002    4,722   204,722
  6     1,220     3,979    4,580   204,580     5,112    5,712   205,712     5,202    5,802   205,802
  7     1,220     4,801    5,281   205,281     6,318    6,798   206,798     6,450    6,930   206,930
  8     1,220     5,598    5,959   205,959     7,560    7,920   207,920     7,748    8,109   208,109
  9     1,220     6,370    6,610   206,610     8,838    9,078   209,078     9,097    9,338   209,338
 10     1,220     7,112    7,232   207,232    10,149   10,269   210,269    10,498   10,618   210,618
 11     1,220     8,070    8,070   208,070    11,750   11,750   211,750    12,208   12,208   212,208
 12     1,220     8,866    8,866   208,866    13,269   13,269   213,269    13,859   13,859   213,859
 13     1,220     9,617    9,617   209,617    14,824   14,824   214,824    15,571   15,571   215,571
 14     1,220    10,316   10,316   210,316    16,411   16,411   216,411    17,342   17,342   217,342
 15     1,220    10,956   10,956   210,956    18,022   18,022   218,022    19,171   19,171   219,171
 16     1,220    11,528   11,528   211,528    19,648   19,648   219,648    21,057   21,057   221,057
 17     1,220    12,018   12,018   212,018    21,276   21,276   221,276    22,997   22,997   222,997
 18     1,220    12,411   12,411   212,411    22,889   22,889   222,889    24,990   24,990   224,990
 19     1,220    12,686   12,686   212,686    24,463   24,463   224,463    27,033   27,033   227,033
 20     1,220    12,820   12,820   212,820    25,971   25,971   225,971    29,123   29,123   229,123

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 2                                       Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)

END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 21     1,220    12,789   12,789   212,789    27,385   27,385   227,385    31,257   31,257   231,257
 22     1,220    12,569   12,569   212,569    28,672   28,672   228,672    33,424   33,424   233,424
 23     1,220    12,135   12,135   212,135    29,798   29,798   229,798    35,607   35,607   235,607
 24     1,220    11,455   11,455   211,455    30,721   30,721   230,721    37,809   37,809   237,809
 25     1,220    10,491   10,491   210,491    31,389   31,389   231,389    40,025   40,025   240,025
 26     1,220     9,190    9,190   209,190    31,730   31,730   231,730    42,231   42,231   242,231
 27     1,220     7,480    7,480   207,480    31,651   31,651   231,651    44,411   44,411   244,411
 28     1,220     5,270    5,270   205,270    31,033   31,033   231,033    46,534   46,534   246,534
 29     1,220     2,453    2,453   202,453    29,733   29,733   229,733    48,537   48,537   248,537
 30     1,220    LAPSED   LAPSED    LAPSED    27,593   27,593   227,593    50,365   50,365   250,365
 31     1,220                                 24,447   24,447   224,447    51,980   51,980   251,980
 32     1,220                                 20,118   20,118   220,118    53,317   53,317   253,317
 33     1,220                                 14,423   14,423   214,423    54,298   54,298   254,298
 34     1,220                                  7,153    7,153   207,153    54,831   54,831   254,831
 35     1,220                                 LAPSED   LAPSED    LAPSED    54,813   54,813   254,813
 36     1,220                                                              54,125   54,125   254,125
 37     1,220                                                              52,645   52,645   252,645
 38     1,220                                                              50,236   50,236   250,236
 39     1,220                                                              46,603   46,603   246,603
 40     1,220                                                              41,456   41,456   241,456
 41     1,220                                                              34,619   34,619   234,619
 42     1,220                                                              25,757   25,757   225,757
 43     1,220                                                              14,529   14,529   214,529
 44     1,220                                                                 449      449   200,449
 45         0                                                              LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 2                                       Form # C1-98
Initial Modal Premium: $1,219.73-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*           GUARANTEED CHARGES**            CURRENT CHARGES***
                    --------------------------   ----------------------------   ----------------------------
                        0.00% (-.75% NET)            12.00% (11.25% NET)            12.00% (11.25% NET)

            NET
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH      FUND      DEATH      CASH      FUND      DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
   1       1,323         0      899   200,899          0     1,025   201,025          0     1,025   201,025
   5       1,323     3,610    4,330   204,330      5,565     6,285   206,285      5,628     6,348   206,348
   10      1,323     8,031    8,151   208,151     16,331    16,451   216,451     16,748    16,868   216,868
   20      1,323    14,562   14,562   214,562     61,882    61,882   261,882     66,325    66,325   266,325
@ Age 70   1,323    12,612   12,612   212,612    102,847   102,847   302,847    115,556   115,556   315,556
@ Age 85   1,323    LAPSED   LAPSED    LAPSED    281,914   281,914   481,914    497,648   497,648   697,648
@ Age 90   1,323    LAPSED   LAPSED    LAPSED    275,226   275,226   475,226    755,925   755,925   955,925

* Policy lapses in policy year 31 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 52 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.


                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date


                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date


REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.


                                -------------------------------------------  ------------
                                Signature of Representative                  Date

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 2                                       Form # C1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)           12.00% (11.25% NET)          12.00% (11.25% NET)

END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     1,323         0      899   200,899         0    1,025   201,025         0    1,025   201,025
  2     1,323       700    1,781   201,781     1,073    2,154   202,154     1,079    2,160   202,160
  3     1,323     1,687    2,648   202,648     2,439    3,399   203,399     2,456    3,417   203,417
  4     1,323     2,658    3,498   203,498     3,932    4,772   204,772     3,968    4,808   204,808
  5     1,323     3,610    4,330   204,330     5,565    6,285   206,285     5,628    6,348   206,348
  6     1,323     4,543    5,143   205,143     7,352    7,952   207,952     7,451    8,052   208,052
  7     1,323     5,454    5,935   205,935     9,306    9,786   209,786     9,456    9,936   209,936
  8     1,323     6,342    6,702   206,702    11,443   11,803   211,803    11,660   12,020   212,020
  9     1,323     7,202    7,442   207,442    13,778   14,019   214,019    14,083   14,324   214,324
 10     1,323     8,031    8,151   208,151    16,331   16,451   216,451    16,748   16,868   216,868
 11     1,323     9,075    9,075   209,075    19,387   19,387   219,387    19,945   19,945   219,945
 12     1,323     9,957    9,957   209,957    22,607   22,607   222,607    23,339   23,339   223,339
 13     1,323    10,792   10,792   210,792    26,138   26,138   226,138    27,080   27,080   227,080
 14     1,323    11,575   11,575   211,575    30,006   30,006   230,006    31,203   31,203   231,203
 15     1,323    12,298   12,298   212,298    34,240   34,240   234,240    35,745   35,745   235,745
 16     1,323    12,951   12,951   212,951    38,868   38,868   238,868    40,747   40,747   240,747
 17     1,323    13,523   13,523   213,523    43,920   43,920   243,920    46,253   46,253   246,253
 18     1,323    13,996   13,996   213,996    49,422   49,422   249,422    52,314   52,314   252,314
 19     1,323    14,350   14,350   214,350    55,401   55,401   255,401    58,984   58,984   258,984
 20     1,323    14,562   14,562   214,562    61,882   61,882   261,882    66,325   66,325   266,325

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 2                                       Form # C1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                    GUARANTEED CHARGES                             CURRENT CHARGES
                 ---------------------------------------------------------   ----------------------------
                     0.00% (-.75% NET)            12.00% (11.25% NET)            12.00% (11.25% NET)

END
 OF    PREMIUM    CASH     FUND     DEATH      CASH      FUND      DEATH      CASH      FUND      DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
 21     1,323    14,609   14,609   214,609     68,894    68,894   268,894     74,403    74,403   274,403
 22     1,323    14,465   14,465   214,465     76,467    76,467   276,467     83,285    83,285   283,285
 23     1,323    14,106   14,106   214,106     84,631    84,631   284,631     93,040    93,040   293,040
 24     1,323    13,502   13,502   213,502     93,417    93,417   293,417    103,764   103,764   303,764
 25     1,323    12,612   12,612   212,612    102,847   102,847   302,847    115,556   115,556   315,556
 26     1,323    11,384   11,384   211,384    112,933   112,933   312,933    128,508   128,508   328,508
 27     1,323     9,747    9,747   209,747    123,665   123,665   323,665    142,729   142,729   342,729
 28     1,323     7,609    7,609   207,609    135,013   135,013   335,013    158,327   158,327   358,327
 29     1,323     4,862    4,862   204,862    146,923   146,923   346,923    175,390   175,390   375,390
 30     1,323     1,394    1,394   201,394    159,330   159,330   359,330    194,025   194,025   394,025
 31     1,323    LAPSED   LAPSED    LAPSED    172,158   172,158   372,158    214,374   214,374   414,374
 32     1,323                                 185,324   185,324   385,324    236,568   236,568   436,568
 33     1,323                                 198,734   198,734   398,734    260,740   260,740   460,740
 34     1,323                                 212,273   212,273   412,273    287,030   287,030   487,030
 35     1,323                                 225,775   225,775   425,775    315,585   315,585   515,585
 36     1,323                                 239,009   239,009   439,009    346,557   346,557   546,557
 37     1,323                                 251,664   251,664   451,664    380,119   380,119   580,119
 38     1,323                                 263,343   263,343   463,343    416,452   416,452   616,452
 39     1,323                                 273,590   273,590   473,590    455,605   455,605   655,605
 40     1,323                                 281,914   281,914   481,914    497,648   497,648   697,648
 41     1,323                                 287,800   287,800   487,800    542,796   542,796   742,796
 42     1,323                                 290,699   290,699   490,699    591,132   591,132   791,132
 43     1,323                                 290,020   290,020   490,020    642,759   642,759   842,759
 44     1,323                                 285,115   285,115   485,115    697,665   697,665   897,665
 45     1,323                                 275,226   275,226   475,226    755,925   755,925   955,925

This is an illustration, not a policy. The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 2                                       Form # C1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                          GUARANTEED CHARGES                                      CURRENT CHARGES
                 ---------------------------------------------------------------------   ---------------------------------
                         0.00% (-.75% NET)                  12.00% (11.25% NET)                 12.00% (11.25% NET)
END
 OF    PREMIUM     CASH        FUND        DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY      VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 46     1,323                                        259,465     259,465     459,465       817,620     817,620   1,017,620
 47     1,323                                        236,730     236,730     436,730       882,817     882,817   1,082,817
 48     1,323                                        205,574     205,574     405,574       951,581     951,581   1,151,581
 49     1,323                                        163,883     163,883     363,883     1,024,768   1,024,768   1,224,768
 50     1,323                                        108,104     108,104     308,104     1,102,720   1,102,720   1,302,720

 51     1,323                                         31,694      31,694     231,694     1,185,289   1,185,289   1,385,289
 52     1,323                                         LAPSED      LAPSED      LAPSED     1,271,777   1,271,777   1,471,777
 53     1,323                                                                            1,363,635   1,363,635   1,563,635
 54     1,323                                                                            1,461,256   1,461,256   1,661,256
 55     1,323                                                                            1,565,213   1,565,213   1,765,213

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 2                                       Form # C1-98
Initial Modal Premium: $1,322.78-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*        GUARANTEED CHARGES**         CURRENT CHARGES***
                    ------------------------  --------------------------  ---------------------------
                       0.00% (-.75% NET)          0.00% (-.75% NET)            0.00% (-.75% NET)
            NET
 POLICY   PREMIUM    CASH    FUND    DEATH     CASH     FUND     DEATH     CASH     FUND      DEATH
  YEAR    OUTLAY    VALUE   VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS
   1         692         0     372   200,000        0      372   200,000        0      372    200,000
   5         692     1,394   1,803   200,000    1,394    1,803   200,000    1,405    1,814    200,000
   10        692     3,378   3,446   200,000    3,378    3,446   200,000    3,434    3,502    200,000
   20        692     7,659   7,659   200,000    7,659    7,659   200,000    8,137    8,137    200,000
@ Age 70     692     3,199   3,199   200,000    3,199    3,199   200,000   10,321   10,321    200,000
@ Age 85       0    LAPSED  LAPSED    LAPSED   LAPSED   LAPSED    LAPSED   LAPSED   LAPSED     LAPSED
@ Age 90       0    LAPSED  LAPSED    LAPSED   LAPSED   LAPSED    LAPSED   LAPSED   LAPSED     LAPSED

* Policy lapses in policy year 37 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 37 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 43 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -------------------------------------------  ------------
                                Signature of Representative                  Date

Age 35 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 35 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $692.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
                    0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
END
 OF    PREMIUM   CASH    FUND     DEATH     CASH    FUND     DEATH     CASH    FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1      692        0     372    200,000       0     372    200,000       0     372    200,000
  2      692      124     738    200,000     124     738    200,000     126     739    200,000
  3      692      553    1,098   200,000     553    1,098   200,000     557    1,102   200,000
  4      692      976    1,453   200,000     976    1,453   200,000     983    1,460   200,000
  5      692     1,394   1,803   200,000    1,394   1,803   200,000    1,405   1,814   200,000
  6      692     1,805   2,146   200,000    1,805   2,146   200,000    1,822   2,163   200,000
  7      692     2,209   2,482   200,000    2,209   2,482   200,000    2,233   2,506   200,000
  8      692     2,607   2,811   200,000    2,607   2,811   200,000    2,639   2,844   200,000
  9      692     2,996   3,133   200,000    2,996   3,133   200,000    3,039   3,176   200,000
 10      692     3,378   3,446   200,000    3,378   3,446   200,000    3,434   3,502   200,000
 11      692     3,938   3,938   200,000    3,938   3,938   200,000    4,008   4,008   200,000
 12      692     4,418   4,418   200,000    4,418   4,418   200,000    4,507   4,507   200,000
 13      692     4,885   4,885   200,000    4,885   4,885   200,000    4,996   4,996   200,000
 14      692     5,338   5,338   200,000    5,338   5,338   200,000    5,476   5,476   200,000
 15      692     5,776   5,776   200,000    5,776   5,776   200,000    5,947   5,947   200,000
 16      692     6,197   6,197   200,000    6,197   6,197   200,000    6,407   6,407   200,000
 17      692     6,599   6,599   200,000    6,599   6,599   200,000    6,856   6,856   200,000
 18      692     6,979   6,979   200,000    6,979   6,979   200,000    7,295   7,295   200,000
 19      692     7,333   7,333   200,000    7,333   7,333   200,000    7,722   7,722   200,000
 20      692     7,659   7,659   200,000    7,659   7,659   200,000    8,137   8,137   200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 35 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $692.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)            0.00% (-.75% NET)            0.00% (-.75% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 21      692      7,952    7,952   200,000     7,952    7,952   200,000     8,540    8,540   200,000
 22      692      8,207    8,207   200,000     8,207    8,207   200,000     8,926    8,926   200,000
 23      692      8,422    8,422   200,000     8,422    8,422   200,000     9,291    9,291   200,000
 24      692      8,589    8,589   200,000     8,589    8,589   200,000     9,633    9,633   200,000
 25      692      8,702    8,702   200,000     8,702    8,702   200,000     9,949    9,949   200,000
 26      692      8,751    8,751   200,000     8,751    8,751   200,000    10,234   10,234   200,000
 27      692      8,725    8,725   200,000     8,725    8,725   200,000    10,483   10,483   200,000
 28      692      8,605    8,605   200,000     8,605    8,605   200,000    10,691   10,691   200,000
 29      692      8,371    8,371   200,000     8,371    8,371   200,000    10,847   10,847   200,000
 30      692      8,001    8,001   200,000     8,001    8,001   200,000    10,946   10,946   200,000
 31      692      7,472    7,472   200,000     7,472    7,472   200,000    10,976   10,976   200,000
 32      692      6,756    6,756   200,000     6,756    6,756   200,000    10,938   10,938   200,000
 33      692      5,829    5,829   200,000     5,829    5,829   200,000    10,816   10,816   200,000
 34      692      4,658    4,658   200,000     4,658    4,658   200,000    10,612   10,612   200,000
 35      692      3,199    3,199   200,000     3,199    3,199   200,000    10,321   10,321   200,000
 36      692      1,391    1,391   200,000     1,391    1,391   200,000     9,923    9,923   200,000
 37      692     LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED     9,401    9,401   200,000
 38      692                                                                8,729    8,729   200,000
 39      692                                                                7,850    7,850   200,000
 40      692                                                                6,715    6,715   200,000
 41      692                                                                5,297    5,297   200,000
 42      692                                                                3,539    3,539   200,000
 43      692                                                                1,372    1,372   200,000
 44        0                                                               LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 35 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $692.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*        GUARANTEED CHARGES**         CURRENT CHARGES***
                    ------------------------  --------------------------  ---------------------------
                       0.00% (-.75% NET)          6.00% (5.25% NET)            6.00% (5.25% NET)
            NET
 POLICY   PREMIUM    CASH    FUND    DEATH     CASH     FUND     DEATH     CASH     FUND      DEATH
  YEAR    OUTLAY    VALUE   VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS
    1        692         0     372   200,000        0      401   200,000        0      401    200,000
    5        692     1,394   1,803   200,000    1,787    2,196   200,000    1,799    2,208    200,000
   10        692     3,378   3,446   200,000    4,843    4,911   200,000    4,910    4,978    200,000
   20        692     7,659   7,659   200,000   14,444   14,444   200,000   15,069   15,069    200,000
@ Age 70     692     3,199   3,199   200,000   28,871   28,871   200,000   38,320   38,320    200,000
@ Age 85     692    LAPSED  LAPSED    LAPSED   LAPSED   LAPSED    LAPSED   40,951   40,951    200,000
@ Age 90       0    LAPSED  LAPSED    LAPSED   LAPSED   LAPSED    LAPSED   LAPSED   LAPSED     LAPSED

* Policy lapses in policy year 37 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 45 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 54 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -------------------------------------------  ------------
                                Signature of Representative                  Date

Age 35 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 35 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $692.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                  GUARANTEED CHARGES                          CURRENT CHARGES
                 -----------------------------------------------------   --------------------------
                    0.00% (-.75% NET)           6.00% (5.25% NET)            6.00% (5.25% NET)
END
 OF    PREMIUM   CASH    FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1      692        0     372    200,000         0      401   200,000         0      401   200,000
  2      692      124     738    200,000       207      821   200,000       209      822   200,000
  3      692      553    1,098   200,000       714    1,259   200,000       718    1,263   200,000
  4      692      976    1,453   200,000     1,240    1,717   200,000     1,248    1,725   200,000
  5      692     1,394   1,803   200,000     1,787    2,196   200,000     1,799    2,208   200,000
  6      692     1,805   2,146   200,000     2,354    2,695   200,000     2,373    2,714   200,000
  7      692     2,209   2,482   200,000     2,943    3,216   200,000     2,970    3,243   200,000
  8      692     2,607   2,811   200,000     3,554    3,758   200,000     3,592    3,796   200,000
  9      692     2,996   3,133   200,000     4,187    4,323   200,000     4,238    4,374   200,000
 10      692     3,378   3,446   200,000     4,843    4,911   200,000     4,910    4,978   200,000
 11      692     3,938   3,938   200,000     5,716    5,716   200,000     5,802    5,802   200,000
 12      692     4,418   4,418   200,000     6,554    6,554   200,000     6,663    6,663   200,000
 13      692     4,885   4,885   200,000     7,425    7,425   200,000     7,564    7,564   200,000
 14      692     5,338   5,338   200,000     8,329    8,329   200,000     8,504    8,504   200,000
 15      692     5,776   5,776   200,000     9,268    9,268   200,000     9,485    9,485   200,000
 16      692     6,197   6,197   200,000    10,240   10,240   200,000    10,509   10,509   200,000
 17      692     6,599   6,599   200,000    11,246   11,246   200,000    11,578   11,578   200,000
 18      692     6,979   6,979   200,000    12,282   12,282   200,000    12,693   12,693   200,000
 19      692     7,333   7,333   200,000    13,349   13,349   200,000    13,856   13,856   200,000
 20      692     7,659   7,659   200,000    14,444   14,444   200,000    15,069   15,069   200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 35 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $692.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 21      692      7,952    7,952   200,000    15,563   15,563   200,000    16,334   16,334   200,000
 22      692      8,207    8,207   200,000    16,704   16,704   200,000    17,648   17,648   200,000
 23      692      8,422    8,422   200,000    17,865   17,865   200,000    19,011   19,011   200,000
 24      692      8,589    8,589   200,000    19,039   19,039   200,000    20,422   20,422   200,000
 25      692      8,702    8,702   200,000    20,222   20,222   200,000    21,881   21,881   200,000
 26      692      8,751    8,751   200,000    21,404   21,404   200,000    23,386   23,386   200,000
 27      692      8,725    8,725   200,000    22,574   22,574   200,000    24,934   24,934   200,000
 28      692      8,605    8,605   200,000    23,715   23,715   200,000    26,522   26,522   200,000
 29      692      8,371    8,371   200,000    24,807   24,807   200,000    28,143   28,143   200,000
 30      692      8,001    8,001   200,000    25,826   25,826   200,000    29,795   29,795   200,000
 31      692      7,472    7,472   200,000    26,749   26,749   200,000    31,466   31,466   200,000
 32      692      6,756    6,756   200,000    27,548   27,548   200,000    33,161   33,161   200,000
 33      692      5,829    5,829   200,000    28,193   28,193   200,000    34,867   34,867   200,000
 34      692      4,658    4,658   200,000    28,650   28,650   200,000    36,588   36,588   200,000
 35      692      3,199    3,199   200,000    28,871   28,871   200,000    38,320   38,320   200,000
 36      692      1,391    1,391   200,000    28,793   28,793   200,000    40,049   40,049   200,000
 37      692     LAPSED   LAPSED    LAPSED    28,331   28,331   200,000    41,761   41,761   200,000
 38      692                                  27,373   27,373   200,000    43,436   43,436   200,000
 39      692                                  25,778   25,778   200,000    45,026   45,026   200,000
 40      692                                  23,383   23,383   200,000    46,493   46,493   200,000
 41      692                                  19,998   19,998   200,000    47,811   47,811   200,000
 42      692                                  15,398   15,398   200,000    48,934   48,934   200,000
 43      692                                   9,316    9,316   200,000    49,806   49,806   200,000
 44      692                                   1,409    1,409   200,000    50,358   50,358   200,000
 45      692                                  LAPSED   LAPSED    LAPSED    50,512   50,512   200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 35 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $692.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 46      692                                                               50,172   50,172   200,000
 47      692                                                               49,233   49,233   200,000
 48      692                                                               47,567   47,567   200,000
 49      692                                                               44,907   44,907   200,000
 50      692                                                               40,951   40,951   200,000
 51      692                                                               35,444   35,444   200,000
 52      692                                                               27,929   27,929   200,000
 53      692                                                               17,835   17,835   200,000
 54      692                                                                4,293    4,293   200,000
 55        0                                                               LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 35 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $692.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*          GUARANTEED CHARGES**         CURRENT CHARGES***
                    ------------------------  ----------------------------  -----------------------------
                       0.00% (-.75% NET)           12.00% (11.25% NET)          12.00% (11.25% NET)
 POLICY     NET      CASH    FUND    DEATH       CASH     FUND     DEATH     CASH     FUND      DEATH
  YEAR    PREMIUM   VALUE   VALUE   PROCEEDS     VALUE    VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS
          OUTLAY
   1         752         0     427   200,000          0       494   200,000         0       494   200,000
   5         752     1,666   2,075   200,000      2,639     3,048   200,000     2,652     3,061   200,000
   10        752     3,909   3,977   200,000      8,003     8,071   200,000     8,083     8,151   200,000
   20        752     8,669   8,669   200,000     33,071    33,071   200,000    33,910    33,910   200,000
@ Age 70     752     4,917   4,977   200,000    167,827   167,827   200,000   178,658   178,658   207,243
@ Age 85     752    LAPSED  LAPSED    LAPSED    782,457   782,457   821,850   850,995   850,995   893,545
@ Age 90     752    LAPSED  LAPSED    LAPSED  1,266,476 1,266,476 1,329,799 1,406,952 1,406,952 1,477,299

* Policy lapses in policy year 38 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -------------------------------------------  ------------
                                Signature of Representative                  Date

Age 35 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 35 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                  GUARANTEED CHARGES                          CURRENT CHARGES
                 -----------------------------------------------------   --------------------------
                    0.00% (-.75% NET)          12.00% (11.25% NET)          12.00% (11.25% NET)
END
 OF    PREMIUM   CASH    FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1      752        0     427    200,000         0      494   200,000         0      494   200,000
  2      752      235     849    200,000       426    1,039   200,000       427    1,041   200,000
  3      752      719    1,264   200,000     1,097    1,643   200,000     1,102    1,647   200,000
  4      752     1,196   1,673   200,000     1,833    2,310   200,000     1,841    2,318   200,000
  5      752     1,666   2,075   200,000     2,639    3,048   200,000     2,652    3,061   200,000
  6      752     2,130   2,471   200,000     3,522    3,863   200,000     3,543    3,884   200,000
  7      752     2,587   2,860   200,000     4,491    4,764   200,000     4,522    4,795   200,000
  8      752     3,036   3,240   200,000     5,554    5,769   200,000     5,598    5,803   200,000
  9      752     3,477   3,613   200,000     6,721    6,858   200,000     6,781    6,918   200,000
 10      752     3,909   3,977   200,000     8,003    8,071   200,000     8,083    8,151   200,000
 11      752     4,519   4,519   200,000     9,611    9,611   200,000     9,716    9,716   200,000
 12      752     5,048   5,048   200,000    11,312   11,312   200,000    11,449   11,449   200,000
 13      752     5,564   5,564   200,000    13,191   13,191   200,000    13,366   13,366   200,000
 14      752     6,066   6,066   200,000    15,265   15,265   200,000    15,487   15,487   200,000
 15      752     6,552   6,552   200,000    17,554   17,554   200,000    17,835   17,835   200,000
 16      752     7,021   7,021   200,000    20,081   20,081   200,000    20,432   20,432   200,000
 17      752     7,470   7,470   200,000    22,869   22,869   200,000    23,307   23,307   200,000
 18      752     7,896   7,896   200,000    25,943   25,943   200,000    26,489   26,489   200,000
 19      752     8,297   8,297   200,000    29,333   29,333   200,000    30,011   30,011   200,000
 20      752     8,669   8,669   200,000    33,071   33,071   200,000    33,910   33,910   200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 35 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 35 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Model Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                  GUARANTEED CHARGES                         CURRENT CHARGES
                 ----------------------------------------------------   --------------------------
                    0.00% (-.75% NET)         12.00% (11.25% NET)          12.00% (11.25% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH     CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS    VALUE    VALUE   PROCEEDS
 21      752      9,007   9,007  200,000    37,191   37,191  200,000     38,227   38,227  200,000
 22      752      9,308   9,308  200,000    41,732   41,732  200,000     43,002   43,002  200,000
 23      752      9,568   9,568  200,000    46,738   46,738  200,000     48,285   48,285  200,000
 24      752      9,780   9,780  200,000    52,259   52,259  200,000     54,128   54,128  200,000
 25      752      9,939   9,939  200,000    58,346   58,346  200,000     60,591   60,591  200,000
 26      752     10,033  10,033  200,000    65,058   65,058  200,000     67,740   67,740  200,000
 27      752     10,051  10,051  200,000    72,461   72,461  200,000     75,650   75,650  200,000
 28      752      9,977   9,977  200,000    80,625   80,625  200,000     84,401   84,401  200,000
 29      752      9,789   9,789  200,000    89,630   89,630  200,000     94,085   94,085  200,000
 30      752      9,466   9,466  200,000    99,570   99,570  200,000    104,805  104,805  200,000
 31      752      8,984   8,984  200,000   110,552  110,552  200,000    116,677  116,677  200,000
 32      752      8,318   8,318  200,000   122,705  122,705  200,000    129,837  129,837  200,000
 33      752      7,441   7,441  200,000   136,178  136,178  200,000    144,435  144,435  200,000
 34      752      6,322   6,322  200,000   151,150  151,150  200,000    160,644  160,644  200,000
 35      752      4,917   4,917  200,000   167,827  167,827  200,000    178,658  178,658  207,243
 36      752      3,168   3,168  200,000   186,409  186,409  214,370    198,626  198,626  228,420
 37      752        993     993  200,000   206,982  206,982  233,890    220,750  220,750  249,448
 38      752     LAPSED  LAPSED   LAPSED   229,750  229,750  255,022    245,266  245,266  272,245
 39      752                               254,960  254,960  277,906    272,433  272,433  296,952
 40      752                               282,902  282,902  302,705    302,549  302,549  323,727
 41      752                               313,914  313,914  329,610    335,950  335,950  352,747
 42      752                               348,169  348,169  365,578    372,932  372,932  391,578
 43      752                               385,986  385,986  405,286    413,868  413,868  434,562
 44      752                               427,711  427,711  449,096    459,171  459,171  482,130
 45      752                               473,714  473,714  497,400    509,290  509,290  534,755

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                       GUARANTEED CHARGES                                  CURRENT CHARGES
                 --------------------------------------------------------------   ---------------------------------
                     0.00% (-.75% NET)               12.00% (11.25% NET)                 12.00% (11.25% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 46      752                                    524,390     524,390     550,610     564,718     564,718     592,954
 47      752                                    580,157     580,157     609,165     625,997     625,997     657,296
 48      752                                    641,449     641,449     673,522     693,715     693,715     728,400
 49      752                                    708,723     708,723     744,159     768,491     768,491     806,915
 50      752                                    782,457     782,457     821,580     850,995     850,995     893,545
 51      752                                    863,156     863,156     906,314     941,977     941,977     989,076
 52      752                                    951,349     951,349     998,916   1,042,214   1,042,214   1,094,325
 53      752                                  1,047,586   1,047,586   1,099,965   1,152,541   1,152,541   1,210,168
 54      752                                  1,152,437   1,152,437   1,210,059   1,273,812   1,273,812   1,337,502
 55      752                                  1,266,476   1,266,476   1,329,799   1,406,952   1,406,952   1,477,299
 56      752                                  1,390,268   1,390,268   1,459,781   1,552,930   1,552,930   1,630,576
 57      752                                  1,528,124   1,528,124   1,589,249   1,714,810   1,714,810   1,783,402
 58      752                                  1,682,512   1,682,512   1,732,988   1,894,915   1,894,915   1,951,763
 59      752                                  1,856,533   1,856,533   1,893,663   2,096,226   2,096,226   2,138,151
 60      752                                  2,054,256   2,054,256   2,074,798   2,322,142   2,322,142   2,345,364
 61      752                                  2,271,977   2,271,977   2,294,697   2,572,026   2,572,026   2,597,746
 62      752                                  2,510,789   2,510,789   2,535,897   2,848,279   2,848,279   2,876,762
 63      752                                  2,770,322   2,770,322   2,798,025   3,153,733   3,153,733   3,185,271
 64      752                                  3,052,609   3,052,609   3,083,135   3,491,411   3,491,411   3,526,325
 65      752                                  3,363,589   3,363,589   3,397,225   3,864,651   3,864,651   3,903,298

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 45 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $751.91-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*        GUARANTEED CHARGES**         CURRENT CHARGES***
                    ------------------------  --------------------------  ---------------------------
                       0.00% (-.75% NET)          0.00% (-.75% NET)            0.00% (-.75% NET)
 POLICY     NET      CASH    FUND    DEATH     CASH     FUND     DEATH     CASH     FUND      DEATH
  YEAR    PREMIUM   VALUE   VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS   VALUE    VALUE   PROCEEDS
          OUTLAY

   1       2,170         0   1,545   200,000        0    1,545   200,000        0    1,545    200,000
   5       2,170     5,953   7,234   200,000    5,953    7,234   200,000    6,253    7,535    200,000
   10      2,170    12,529  12,743   200,000   12,529   12,743   200,000   14,272   14,485    200,000
   20      2,170    11,537  11,537   200,000   11,537   11,537   200,000   26,998   26,998    200,000
@ Age 70   2,170    16,454  16,454   200,000   16,454   16,454   200,000   22,267   22,267    200,000
@ Age 85   2,170    LAPSED  LAPSED    LAPSED   LAPSED   LAPSED    LAPSED    8,456    8,456    200,000
@ Age 90       0    LAPSED  LAPSED    LAPSED   LAPSED   LAPSED    LAPSED   LAPSED   LAPSED     LAPSED

* Policy lapses in policy year 23 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 23 based on guaranteed charges and a gross investment return of 0.00%.
*** Policy lapses in policy year 31 based on current charges and a gross investment return of 0.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -------------------------------------------  ------------
                                Signature of Representative                  Date

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/08/2000
Age 55 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $2,170.04-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                 GUARANTEED CHARGES                        CURRENT CHARGES
                 ---------------------------------------------------   ------------------------
                    0.00% (-.75% NET)          0.00% (-.75% NET)          0.00% (-.75% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH      CASH    FUND    DEATH      CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS   VALUE   VALUE   PROCEEDS
  1     2,170         0   1,545  200,000         0   1,545  200,000         0   1,545  200,000
  2     2,170     1,117   3,040  200,000     1,117   3,040  200,000     1,149   3,072  200,000
  3     2,170     2,781   4,490  200,000     2,781   4,490  200,000     2,871   4,580  200,000
  4     2,170     4,395   5,890  200,000     4,395   5,890  200,000     4,572   6,068  200,000
  5     2,170     5,953   7,234  200,000     5,953   7,234  200,000     6,253   7,535  200,000
  6     2,170     7,447   8,515  200,000     7,447   8,515  200,000     7,911   8,979  200,000
  7     2,170     8,867   9,721  200,000     8,867   9,721  200,000     9,545  10,399  200,000
  8     2,170    10,199  10,840  200,000    10,199  10,840  200,000    11,151  11,792  200,000
  9     2,170    11,427  11,854  200,000    11,427  11,854  200,000    12,728  13,155  200,000
 10     2,170    12,529  12,743  200,000    12,529  12,743  200,000    14,272  14,485  200,000
 11     2,170    13,883  13,883  200,000    13,883  13,883  200,000    16,170  16,170  200,000
 12     2,170    14,851  14,851  200,000    14,851  14,851  200,000    17,803  17,803  200,000
 13     2,170    15,622  15,622  200,000    15,622  15,622  200,000    19,378  19,378  200,000
 14     2,170    16,168  16,168  200,000    16,168  16,168  200,000    20,871  20,871  200,000
 15     2,170    16,454  16,454  200,000    16,454  16,454  200,000    22,267  22,267  200,000
 16     2,170    16,428  16,428  200,000    16,428  16,428  200,000    23,533  23,533  200,000
 17     2,170    16,024  16,024  200,000    16,024  16,024  200,000    24,659  24,659  200,000
 18     2,170    15,151  15,151  200,000    15,151  15,151  200,000    25,625  25,625  200,000
 19     2,170    13,698  13,698  200,000    13,698  13,698  200,000    26,412  26,412  200,000
 20     2,170    11,537  11,537  200,000    11,537  11,537  200,000    26,998  26,998  200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 55 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $2,170.04-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                 GUARANTEED CHARGES                      CURRENT CHARGES
                 --------------------------------------------------  ------------------------
                    0.00% (-.75% NET)         6.00% (5.25% NET)         6.00% (5.25% NET)
END
 OF    PREMIUM    CASH    FUND    DEATH     CASH    FUND    DEATH     CASH    FUND    DEATH
YEAR   OUTLAY    VALUE   VALUE   PROCEEDS  VALUE   VALUE   PROCEEDS  VALUE   VALUE   PROCEEDS
 21     2,170     8,527   8,527  200,000    8,527   8,527  200,000   27,363  27,363  200,000
 22     2,170     4,504   4,504  200,000    4,504   4,504  200,000   27,443  27,443  200,000
 23     2,170    LAPSED  LAPSED   LAPSED   LAPSED  LAPSED   LAPSED   27,185  27,185  200,000
 24     2,170                                                        26,523  26,523  200,000
 25     2,170                                                        25,383  25,383  200,000
 26     2,170                                                        23,676  23,676  200,000
 27     2,170                                                        21,304  21,304  200,000
 28     2,170                                                        18,153  18,153  200,000
 29     2,170                                                        13,965  13,965  200,000
 30     2,170                                                         8,456   8,456  200,000
 31     2,170                                                         1,411   1,411  200,000
 32         0                                                        LAPSED  LAPSED   LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                           Prepared On: 09/08/00
Age 55 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $2,170.04-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                       GUARANTEED CHARGES*          GUARANTEED CHARGES**          CURRENT CHARGES***
                    --------------------------   --------------------------   --------------------------
            NET         0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
 POLICY   PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
  YEAR    OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
   1       2,170         0    1,545   200,000         0    1,651   200,000         0    1,651   200,000
   5       2,170     5,953    7,234   200,000     7,464    8,746   200,000     7,791    9,073   200,000
   10      2,170    12,529   12,743   200,000    18,144   18,358   200,000    20,177   20,391   200,000
   20      2,170    11,537   11,537   200,000    34,505   34,505   200,000    53,807   53,807   200,000
@ Age 70   2,170    16,454   16,454   200,000    29,157   29,157   200,000    36,248   36,248   200,000
@ Age 85   2,170    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    82,468   82,468   200,000
@ Age 90   2,170    LAPSED   LAPSED    LAPSED    LAPSED   LAPSED    LAPSED    72,797   72,797   200,000

* Policy lapses in policy year 23 based on guaranteed charges and a gross investment return of 0.00%.
** Policy lapses in policy year 28 based on guaranteed charges and a gross investment return of 6.00%.
*** Policy lapses in policy year 39 based on current charges and a gross investment return of 6.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -------------------------------------------  ------------
                                Signature of Representative                  Date

Age 55 Male Non-Smoker Preferred                         Prepared On: 09/07/2000
Age 55 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $2,170.04-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
  1     2,170         0    1,545   200,000         0    1,651   200,000         0    1,651   200,000
  2     2,170     1,117    3,040   200,000     1,424    3,347   200,000     1,458    3,380   200,000
  3     2,170     2,781    4,490   200,000     3,388    5,097   200,000     3,483    5,192   200,000
  4     2,170     4,395    5,890   200,000     5,403    6,898   200,000     5,593    7,089   200,000
  5     2,170     5,953    7,234   200,000     7,464    8,746   200,000     7,791    9,073   200,000
  6     2,170     7,447    8,515   200,000     9,565   10,634   200,000    10,080   11,148   200,000
  7     2,170     8,867    9,721   200,000    11,699   12,553   200,000    12,461   13,316   200,000
  8     2,170    10,199   10,840   200,000    13,851   14,492   200,000    14,937   15,578   200,000
  9     2,170    11,427   11,854   200,000    16,007   16,434   200,000    17,508   17,936   200,000
 10     2,170    12,529   12,743   200,000    18,144   18,358   200,000    20,177   20,391   200,000
 11     2,170    13,883   13,883   200,000    20,656   20,656   200,000    23,351   23,351   200,000
 12     2,170    14,851   14,851   200,000    22,911   22,911   200,000    26,423   26,423   200,000
 13     2,170    15,622   15,622   200,000    25,101   25,101   200,000    29,607   29,607   200,000
 14     2,170    16,168   16,168   200,000    27,195   27,195   200,000    32,885   32,885   200,000
 15     2,170    16,454   16,454   200,000    29,157   29,157   200,000    36,248   36,248   200,000
 16     2,170    16,428   16,428   200,000    30,935   30,935   200,000    39,673   39,673   200,000
 17     2,170    16,024   16,024   200,000    32,460   32,460   200,000    43,153   43,153   200,000
 18     2,170    15,151   15,151   200,000    33,641   33,641   200,000    46,676   46,676   200,000
 19     2,170    13,698   13,698   200,000    34,366   34,366   200,000    50,231   50,231   200,000
 20     2,170    11,537   11,537   200,000    34,505   34,505   200,000    53,807   53,807   200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the cash value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 55 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                        Form #C1-98
Initial Modal Premium: $2,170.04-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                   GUARANTEED CHARGES                           CURRENT CHARGES
                 -------------------------------------------------------   --------------------------
                     0.00% (-.75% NET)            6.00% (5.25% NET)            6.00% (5.25% NET)
END
 OF    PREMIUM    CASH     FUND     DEATH      CASH     FUND     DEATH      CASH     FUND     DEATH
YEAR   OUTLAY    VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS   VALUE    VALUE    PROCEEDS
 21     2,170     8,527    8,527   200,000    33,907   33,907   200,000    57,392   57,392   200,000
 22     2,170     4,504    4,504   200,000    32,405   32,405   200,000    60,943   60,943   200,000
 23     2,170    LAPSED   LAPSED    LAPSED    29,795   29,795   200,000    64,424   64,424   200,000
 24     2,170                                 25,826   25,826   200,000    67,794   67,794   200,000
 25     2,170                                 20,158   20,158   200,000    71,009   71,009   200,000
 26     2,170                                 12,321   12,321   200,000    74,015   74,015   200,000
 27     2,170                                  1,663    1,663   200,000    76,762   76,762   200,000
 28     2,170                                 LAPSED   LAPSED    LAPSED    79,187   79,187   200,000
 29     2,170                                                              81,142   81,142   200,000
 30     2,170                                                              82,468   82,468   200,000
 31     2,170                                                              83,065   83,065   200,000
 32     2,170                                                              82,715   82,715   200,000
 33     2,170                                                              81,165   81,165   200,000
 34     2,170                                                              78,015   78,015   200,000
 35     2,170                                                              72,797   72,797   200,000
 36     2,170                                                              64,871   64,871   200,000
 37     2,170                                                              53,333   53,333   200,000
 38     2,170                                                              36,880   36,880   200,000
 39     2,170                                                              14,316   14,316   200,000
 40         0                                                              LAPSED   LAPSED    LAPSED

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 55 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $2,170.04-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

NUMERIC SUMMARY                 The following table shows how differences in investment
                                returns and policy charges would affect policy cash value
                                and death benefit.

                      GUARANTEED CHARGES*          GUARANTEED CHARGES**            CURRENT CHARGES***
                    ------------------------   ----------------------------   ----------------------------
                       0.00% (-.75% NET)           12.00% (11.25% NET)            12.00% (11.25% NET)
            NET
 POLICY   PREMIUM    CASH    FUND    DEATH      CASH      FUND      DEATH      CASH      FUND      DEATH
  YEAR    OUTLAY    VALUE   VALUE   PROCEEDS    VALUE     VALUE    PROCEEDS    VALUE     VALUE    PROCEEDS
   1       2,305         0   1,672  200,000          0     1,898   200,000          0     1,898   200,000
   5       2,305     6,574   7,855  200,000     10,124    11,406   200,000     10,480    11,761   200,000
   10      2,305    13,746  13,960  200,000     28,670    28,884   200,000     31,029    31,243   200,000
   20      2,305    14,044  14,044  200,000     98,767    93,767   200,000    121,796   121,796   200,000
@ Age 70   2,305    18,271  18,271  200,000     57,216    57,216   200,000     65,766    65,766   200,000
@ Age 85   2,305    LAPSED  LAPSED   LAPSED    281,195   281,195   295,254    373,510   373,510   392,185
@ Age 90   2,305    LAPSED  LAPSED   LAPSED    467,839   467,839   491,231    630,322   630,322   661,839

* Policy lapses in policy year 24 based on guaranteed charges and a gross investment return of 0.00%.
** Policy continues to age 100 based on guaranteed charges and a gross investment return of 12.00%.
*** Policy continues to age 100 based on current charges and a gross investment return of 12.00%.


APPLICANT'S OR POLICYOWNER'S    I have received a copy of this illustration and understand
ACKNOWLEDGEMENT                 that any not-guaranteed elements are subject to change and could be either higher or lower. The agent has told me that they are not guaranteed.

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

                                -------------------------------------------  ------------
                                Signature of Applicant or Policyowner        Date

REPRESENTATIVE'S                I certify that this illustration has been presented to the
ACKNOWLEDGEMENT                 applicant and that I have explained that any not-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

                                -------------------------------------------  ------------
                                Signature of Representative                  Date

Age 55 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 55 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                        Form #C1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT

                                       GUARANTEED CHARGES                                 CURRENT CHARGES
                 ---------------------------------------------------------------   ------------------------------
                       0.00% (-.75% NET)               12.00% (11.25% NET)              12.00% (11.25% NET)
END
 OF    PREMIUM     CASH       FUND      DEATH       CASH       FUND      DEATH       CASH       FUND      DEATH
YEAR   OUTLAY     VALUE      VALUE     PROCEEDS    VALUE      VALUE     PROCEEDS    VALUE      VALUE     PROCEEDS
  1     2,305          0      1,672    200,000          0      1,898    200,000          0      1,898    200,000
  2     2,305      1,370      3,292    200,000      2,044      3,967    200,000      2,078      4,001    200,000
  3     2,305      3,157      4,866    200,000      4,522      6,231    200,000      4,621      6,330    200,000
  4     2,305      4,894      6,389    200,000      7,209      8,705    200,000      7,412      8,908    200,000
  5     2,305      6,574      7,855    200,000     10,124     11,406    200,000     10,480     11,761    200,000
  6     2,305      8,188      9,256    200,000     13,283     14,351    200,000     13,850     14,918    200,000
  7     2,305      9,728     10,583    200,000     16,701     17,556    200,000     17,555     18,409    200,000
  8     2,305     11,180     11,821    200,000     20,396     21,037    200,000     21,627     22,268    200,000
  9     2,305     12,526     12,953    200,000     24,381     24,808    200,000     26,105     26,533    200,000
 10     2,305     13,746     13,960    200,000     28,670     28,884    200,000     31,029     31,243    200,000
 11     2,305     15,218     15,218    200,000     33,709     33,709    200,000     36,867     36,867    200,000
 12     2,305     16,304     16,304    200,000     38,923     38,923    200,000     43,073     43,073    200,000
 13     2,305     17,195     17,195    200,000     44,556     44,556    200,000     49,921     49,921    200,000
 14     2,305     17,862     17,862    200,000     50,642     50,642    200,000     57,462     57,462    200,000
 15     2,305     18,271     18,271    200,000     57,216     57,216    200,000     65,766     65,766    200,000
 16     2,305     18,371     18,371    200,000     64,313     64,313    200,000     74,897     74,897    200,000
 17     2,305     18,097     18,097    200,000     71,971     71,971    200,000     84,952     84,952    200,000
 18     2,305     17,360     17,360    200,000     80,228     80,228    200,000     96,034     96,034    200,000
 19     2,305     16,050     16,050    200,000     89,135     89,135    200,000    108,267    108,267    200,000
 20     2,305     14,044     14,044    200,000     98,767     98,767    200,000    121,796    121,796    200,000

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 55 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                          LIFE INSURANCE ILLUSTRATION

                           MONY Custom Estate Master

        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

STANDARD LEDGER STATEMENT continued

                                          GUARANTEED CHARGES                                     CURRENT CHARGES
                 --------------------------------------------------------------------   ---------------------------------
                        0.00% (-.75% NET)                  12.00% (11.25% NET)                 12.00% (11.25% NET)
END
 OF    PREMIUM     CASH        FUND       DEATH       CASH        FUND        DEATH       CASH        FUND        DEATH
YEAR   OUTLAY      VALUE       VALUE     PROCEEDS     VALUE       VALUE     PROCEEDS      VALUE       VALUE     PROCEEDS
 21     2,305     11,201      11,201     200,000      109,232     109,232     200,000     136,794     136,794     200,000
 22     2,305      7,362       7,362     200,000      120,687     120,687     200,000     153,452     153,452     200,000
 23     2,305      2,345       2,345     200,000      133,346     133,346     200,000     172,013     172,013     200,000
 24     2,305     LAPSED      LAPSED      LAPSED      147,501     147,501     200,000     192,778     192,778     202,417
 25     2,305                                         163,539     163,539     200,000     215,879     215,879     226,673
 26     2,305                                         181,992     181,992     200,000     241,434     241,434     253,506
 27     2,305                                         203,336     203,336     213,503     269,693     269,693     283,177
 28     2,305                                         226,913     226,913     238,259     300,929     300,929     315,975
 29     2,305                                         252,804     252,804     265,444     335,431     335,431     352,202
 30     2,305                                         281,195     281,195     295,254     373,510     373,510     392,185
 31     2,305                                         312,283     312,283     327,897     415,513     415,513     436,288
 32     2,305                                         346,273     346,273     363,587     461,801     461,801     484,891
 33     2,305                                         383,381     383,381     402,550     512,761     512,761     538,399
 34     2,305                                         423,829     423,829     445,020     568,792     568,792     597,232
 35     2,305                                         467,839     467,839     491,231     630,322     630,322     661,839
 36     2,305                                         515,634     515,634     541,416     697,802     697,802     732,692
 37     2,305                                         568,826     568,826     591,579     772,607     772,607     803,512
 38     2,305                                         628,355     628,355     647,206     855,804     855,804     881,478
 39     2,305                                         695,405     695,405     709,313     948,756     948,756     967,731
 40     2,305                                         771,529     771,529     779,244   1,053,025   1,053,025   1,063,555
 41     2,305                                         855,360     855,360     863,914   1,168,357   1,168,357   1,180,041
 42     2,305                                         947,326     947,326     956,800   1,295,863   1,295,863   1,308,822
 43     2,305                                       1,047,302   1,047,302   1,057,775   1,436,849   1,436,849   1,451,217
 44     2,305                                       1,156,068   1,156,068   1,167,629   1,592,709   1,592,709   1,608,636
 45     2,305                                       1,275,890   1,275,890   1,288,649   1,764,985   1,764,985   1,782,635

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for MONY Series Fund, Inc. or Enterprise Accumulation Trust portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, or Janus Aspen Series that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 55 Male Non-Smoker Preferred                           Prepared On: 09/07/00
Age 55 Female Non-Smoker Preferred                                  Version 2.01
Specified Amount: $200,000-Death Benefit Option:
Specified Amount for Option 1                                       Form # C1-98
Initial Modal Premium: $2,305.37-Premium Mode: Annual-Riders: None

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     The complete registration statement and other filed documents for MONY Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY Variable Account L are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                    PART II

                   (INFORMATION NOT REQUIRED IN A PROSPECTUS)

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and Reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

     The Amended and Restated By-Laws of MONY Life Insurance Company ("MONY") provide, in Article XV as follows:

          Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a trustee, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Section 722 of the Business Corporation Law of the State of New York, the Board may adopt all resolutions, authorize all agreements and take all actions with respect to the indemnification of directors and officers, and the advance payment of their expenses in connection therewith.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATIONS RELATING TO SECTION 26 OF
                       THE INVESTMENT COMPANY ACT OF 1940

     The Registrant and MONY Life Insurance Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

        The Facing Sheet.

        Cross-Reference to items required by Form N-8B-2.

     Prospectus consisting of __ pages.

     The Undertaking to file reports.

     The signatures.

     Written consents of the following persons:

        a. Frederick C. Tedeschi, Vice President and Chief
           Counsel -- Operations, MONY Life Insurance Company

        b. PricewaterhouseCoopers LLP, Independent Accountants

     The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

        (1) Resolution of the Board of Trustees of The Mutual Life Insurance Company of New York authorizing establishment of MONY Variable Account L, filed as Exhibit 1 (1) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated December 17, 1990 (Registration Nos. 33-37719 and 811-6217), is incorporated herein by reference.

        (2) Not applicable.

        (3) (a) Underwriting Agreement between The Mutual Life Insurance Company of New York, MONY Series Fund, Inc., and MONY Securities Corp., filed as Exhibit 1 (3) (a) to Registration Statement on Form S-6, dated November 9, 1990 (Registration Nos. 33-37719 and 811-6217), is incorporated by referenced herein.

            (b) Proposed specimen agreement between MONY Securities Corp. and registered representatives, filed as Exhibit 3(b) of Pre-Effective Amendment No. 1, dated December 17, 1990, to Registration Statement on Form N-4 (Registration Nos. 33-37722 and 811-6126) is incorporated herein by reference.

            (c) Commission schedule (included in Exhibit 1.(5)).

        (4) Not applicable.

        (5) Form of policy filed as Exhibit 1.(5) to Pre-Effective Amendment No. 2 to Registration Statement on Form S-6, dated April 22, 1999 (Registration Nos. 333-71677 and 811-6217) is incorporated herein by reference.

        (6) Amended and Restated Charter and Amended and Restated By-Laws of MONY Life Insurance Company filed as Exhibit 1.(6) to Registration Statement on Form S-6, dated January 29, 1999 (Registration Nos. 333-71417 and 811-6217), is incorporated herein by reference.

        (7) Not applicable.

        (8) (a) Form of agreement to purchase shares (included in Exhibit
                1.(5)).

            (b) Amended Investment Advisory Agreement between MONY Life
                Insurance Company of America and MONY Series Fund, Inc. filed as
                Exhibit 5(i) to Post-Effective amendment No. 14 to Registration Statement (Registration Nos. 2-95501 and 811-4209) dated February 27, 1998, is incorporated herein by reference.

                Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Quest for Value Advisors, as sub-advisor, filed as Exhibit 5 to Post-Effective Amendment No. 8, dated September 30, 1994, to

                 Registration Statement on Form N-1A (Registration No. 33-21534), is incorporated herein by reference.

             (c) Services Agreement between The Mutual Life Insurance Company of
                 New York and MONY Life Insurance Company of America filed as
                 Exhibit 5(ii) to Pre-Effective Amendment to Registration Statement (Registration Nos. 2-95501 and 811-4209) dated July 19, 1985, is incorporated herein by reference.

        (9)  Not applicable.

        (10) Application Form for Flexible Premium Variable Universal Life Insurance Policy (included in Exhibit 1.(5)).

     2. Opinion and consent of Frederick C. Tedeschi, Vice President and Chief Counsel -- Operations, MONY Life Insurance Company, as to legality of the securities being registered filed as Exhibit 2 to Pre-Effective Amendment No. 1 to Registration Statement (Registration Nos. 333-71677 and 811-6217) dated April 2, 1999, is incorporated herein by reference.

     3. Not applicable.

     4. Not applicable.

     5. Not applicable.

     6. Consent of PricewaterhouseCoopers LLP as to financial statements of MONY Life Insurance Company is filed herewith as Exhibit 6.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, MONY Variable Account L of MONY Life Insurance Company, has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 12th day of December, 2000.

                                          MONY VARIABLE ACCOUNT L OF
                                          MONY LIFE INSURANCE COMPANY

                                          By:      /s/ MICHAEL I. ROTH
                                            ------------------------------------
                                            Michael I. Roth, Director, Chairman
                                               of the Board and Chief Executive
                                                           Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                                 DATE
                      ---------                                                 ----
                 /s/ MICHAEL I. ROTH                                     December 12, 2000
-----------------------------------------------------
                   Michael I. Roth
   Director, Chairman and Chief Executive Officer

                 /s/ SAMUEL J. FOTI                                      December 12, 2000
-----------------------------------------------------
                   Samuel J. Foti
   Director, President and Chief Operating Officer

                /s/ KENNETH M. LEVINE                                    December 12, 2000
-----------------------------------------------------
                  Kenneth M. Levine
    Director, Executive Vice President and Chief
                 Investment Officer

                /s/ RICHARD DADDARIO                                     December 12, 2000
-----------------------------------------------------
                  Richard Daddario
Executive Vice President and Chief Financial Officer

              /s/ PHILLIP A. EISENBERG                                   December 12, 2000
-----------------------------------------------------
                Phillip A. Eisenberg
       Senior Vice President and Chief Actuary

                  /s/ LEE M. SMITH                                       December 12, 2000
-----------------------------------------------------
                    Lee M. Smith
 Corporate Secretary and Vice President, Government
                      Relations

                                                                         December 12, 2000
-----------------------------------------------------
                   Tom H. Barrett*
                      Director

                                                                         December 12, 2000
-----------------------------------------------------
                   David L. Call*
                      Director

                      SIGNATURE                                                 DATE
                      ---------                                                 ----
                                                                         December 12, 2000
-----------------------------------------------------
                  G. Robert Durham*
                      Director

                                                                         December 12, 2000
-----------------------------------------------------
                  James B. Farley*
                      Director

                                                                         December 12, 2000
-----------------------------------------------------
                Robert Holland, Jr.*
                      Director

                                                                         December 12, 2000
-----------------------------------------------------
                  James L. Johnson*
                      Director

                                                                         December 12, 2000
-----------------------------------------------------
                 Frederick W. Kanner
                      Director

                                                                         December 12, 2000
-----------------------------------------------------
                  Robert R. Kiley*
                      Director

                                                                         December 12, 2000
-----------------------------------------------------
                   John R. Meyer*
                      Director

                                                                         December 12, 2000
-----------------------------------------------------
                  Jane C. Pfeiffer*
                      Director

                                                                         December 12, 2000
-----------------------------------------------------
                 Thomas C. Theobald*
                      Director

                *By: /s/ LEE M. SMITH                                    December 12, 2000
-----------------------------------------------------
                    Lee M. Smith
                  Attorney In Fact

                                 EXHIBIT INDEX

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
    6.       Consent of PricewaterhouseCoopers LLP.